   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON SEPTEMBER 28, 1998


                                                      REGISTRATION NOS. 33-37879
                                                                        811-6220
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM N-1A

REGISTRATION STATEMENT UNDER THE


SECURITIES ACT OF 1933                                           [X]


      POST-EFFECTIVE AMENDMENT NO. 15                            [X]
REGISTRATION STATEMENT UNDER THE


INVESTMENT COMPANY ACT OF 1940                                   [X]


      AMENDMENT NO. 16                                           [X]



                    VAN KAMPEN WORLD PORTFOLIO SERIES TRUST


      (EXACT NAME OF REGISTRANT AS SPECIFIED IN THE DECLARATION OF TRUST)
              ONE PARKVIEW PLAZA, OAKBROOK TERRACE, ILLINOIS 60181
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)(ZIP CODE)
                                 (630) 684-6000
               REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE

                             RONALD A. NYBERG, ESQ.
                   EXECUTIVE VICE PRESIDENT, GENERAL COUNSEL
                                 AND SECRETARY

                          VAN KAMPEN INVESTMENTS INC.

                               ONE PARKVIEW PLAZA
                           OAKBROOK TERRACE, IL 60181
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

                                   COPIES TO:
                             WAYNE W. WHALEN, ESQ.
                              THOMAS A. HALE, ESQ.
                SKADDEN, ARPS, SLATE, MEAGHER & FLOM (ILLINOIS)
                             333 WEST WACKER DRIVE
                               CHICAGO, IL 60606
                                 (312) 407-0700
                             ---------------------

Approximate Date of Proposed Public Offering: As soon as practicable following effectiveness of this Registration Statement.

It is proposed that this filing will become effective:

     [ ]  immediately upon filing pursuant to paragraph (b)


     [X]  on September 28, 1998 pursuant to paragraph (b)

     [ ]  60 days after filing pursuant to paragraph (a)(i)
     [ ]  on (date) pursuant to paragraph (a)(i)
     [ ]  75 days after filing pursuant to paragraph (a)(ii)
     [ ]  on (date) pursuant to paragraph (a)(ii) of Rule 485.

If appropriate, check the following box:


     [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.



TITLE OF SECURITIES BEING REGISTERED: SHARES OF BENEFICIAL INTEREST, PAR VALUE $0.01 PER SHARE.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                    VAN KAMPEN WORLD PORTFOLIO SERIES TRUST


                             CROSS REFERENCE SHEET


                                                              PROSPECTUS CAPTION
FORM N-1A ITEM PART A                                         ------------------
 1.  Cover Page.................................  Cover Page
 2.  Synopsis...................................  Prospectus Summary; Shareholder Transaction
                                                    Expenses; Annual Fund Operating Expenses
                                                    and Example
 3.  Condensed Financial Information............  Financial Highlights
 4.  General Description of Registrant..........  The Trust; Investment Objective and
                                                  Policies; Risk Factors; Investment
                                                    Practices; Description of Shares of the
                                                    Fund
 5.  Management of the Fund.....................  Annual Fund Operating Expenses and Example;
                                                    The Trust; Investment Practices;
                                                    Investment Advisory Services; Inside Back
                                                    Cover
 6.  Capital Stock and Other Securities.........  The Fund; Alternative Sales Arrangements;
                                                    Purchase of Shares; Shareholder Services;
                                                    Distribution and Service Plans;
                                                    Redemption of Shares; Distributions from
                                                    the Fund; Tax Status; Description of
                                                    Shares of the Fund; Additional
                                                    Information; Inside Back Cover
 7.  Purchase of Securities Being Offered.......  Alternative Sales Arrangements; Purchase of
                                                    Shares; Shareholder Services;
                                                    Distribution and Service Plans
 8.  Redemption or Repurchase...................  Shareholder Services; Redemption of Shares
 9.  Pending Legal Proceedings..................  Inapplicable


                                                  STATEMENT OF ADDITIONAL INFORMATION CAPTION
PART B                                            -------------------------------------------
10.  Cover Page.................................  Cover Page
11.  Table of Contents..........................  Table of Contents
12.  General Information and History............  General Information
13.  Investment Objectives and Policies.........  Investment Policies and Techniques;
                                                  Options, Futures Contracts and Related
                                                    Options; Repurchase Agreements; Loans of
                                                    Portfolio Securities; Investment
                                                    Restrictions
14.  Management of the Fund.....................  General Information; Trustees and Officers;
                                                    Investment Advisory Agreements
15.  Control Persons and Principal Holders of
       Securities...............................  General Information; Trustees and Officers;
                                                    Investment Advisory Agreements
16.  Investment Advisory and Other Services.....  General Information; Trustees and Officers;
                                                    Investment Advisory Agreements;
                                                    Distributor; Distribution and Service
                                                    Plans; Transfer Agent; Portfolio
                                                    Transactions and Brokerage; Other
                                                    Information
17.  Brokerage Allocation and Other Practices...  Portfolio Transactions and Brokerage
18.  Capital Stock and Other Securities.........  Purchase and Redemption of Shares
19.  Purchase, Redemption and Pricing of
       Securities Being Offered.................  Determination of Net Asset Value; Purchase
                                                  and Redemption of Shares; Exchange
                                                    Privilege
20.  Tax Status.................................  Tax Status of the Fund
21.  Underwriters...............................  Distributor
22.  Calculation of Performance Data............  Fund Performance
23.  Financial Statements.......................  Report of Independent Accountants;
                                                  Financial Statements; Notes to Financial
                                                    Statements
PART C


     Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C of this Registration Statement.

--------------------------------------------------------------------------------

                  VAN KAMPEN GLOBAL GOVERNMENT SECURITIES FUND

--------------------------------------------------------------------------------


    Van Kampen Global Government Securities Fund (the "Fund") is a separate, non-diversified series of Van Kampen World Portfolio Series Trust (the "Trust"), an open-end management investment company. The Fund's primary investment objective is to seek to provide a high level of current income. The Fund's secondary investment objectives are capital appreciation and protection of principal. The Fund seeks to achieve its investment objectives by investing primarily in an international portfolio of high quality foreign and U.S. government bonds and by actively managing the maturity structure and currency exposure of its portfolio. There is no assurance that the Fund will achieve its investment objectives.



    The Fund's investment adviser is Van Kampen Asset Management Inc. (the "Adviser"). Morgan Stanley Asset Management Inc. provides sub-advisory services to the Adviser of the Fund (the "Subadviser"). This Prospectus sets forth certain information that a prospective investor should know before investing in the Fund. Please read it carefully and retain it for future reference. The address of the Fund is One Parkview Plaza, Oakbrook Terrace, Illinois 60181, and its telephone number is (800) 421-5666.


                               ------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE REGULATORS NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE REGULATORS PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               ------------------

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK OR DEPOSITORY INSTITUTION; FURTHER, SUCH SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.


    A Statement of Additional Information, dated September 28, 1998, containing additional information about the Fund is hereby incorporated by reference in its entirety into this Prospectus. A copy of the Statement of Additional Information may be obtained without charge by calling (800) 421-5666 or for Telecommunications Device For the Deaf at (800) 421-2833. The Statement of Additional Information has been filed with the Securities and Exchange Commission (the "SEC") and is available along with other related materials of the Fund at the SEC's internet web site (http://www.sec.gov).


                             [VAN KAMPEN FUNDS LOGO]


                  THIS PROSPECTUS IS DATED SEPTEMBER 28, 1998.

--------------------------------------------------------------------------------
                               TABLE OF CONTENTS
--------------------------------------------------------------------------------


                                                                PAGE
                                                                ----
Prospectus Summary..........................................      3
Shareholder Transaction Expenses............................      5
Annual Fund Operating Expenses and Example..................      6
Financial Highlights........................................      7
The Trust...................................................      9
Investment Objectives and Policies..........................      9
Risk Factors................................................     11
Investment Practices........................................     12
Investment Advisory Services................................     16
Alternative Sales Arrangements..............................     17
Purchase of Shares..........................................     19
Shareholder Services........................................     25
Redemption of Shares........................................     28
Distribution and Service Plans..............................     30
Distributions from the Fund.................................     31
Tax Status..................................................     31
Fund Performance............................................     34
Description of Shares of the Fund...........................     36
Additional Information......................................     36


  NO DEALER, SALESPERSON OR ANY OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, IN CONNECTION WITH THE OFFER CONTAINED IN THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND, THE ADVISER OR THE DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER BY THE FUND OR BY THE DISTRIBUTOR TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES OFFERED HEREBY IN ANY JURISDICTION TO ANY PERSON TO WHOM IT IS UNLAWFUL FOR THE FUND TO MAKE SUCH AN OFFER IN SUCH JURISDICTION.

--------------------------------------------------------------------------------
                               PROSPECTUS SUMMARY
--------------------------------------------------------------------------------


THE FUND. Van Kampen Global Government Securities Fund (the "Fund") is a separate, non-diversified series of Van Kampen World Portfolio Series Trust (the "Trust"). The Trust is an open-end management investment company organized as a Delaware business trust.


MINIMUM PURCHASE. $500 minimum initial investment for each class of shares and $25 minimum for each subsequent investment for each class of shares (or less as described under "Purchase of Shares").

INVESTMENT OBJECTIVES. The primary investment objective of the Fund is to seek to provide a high level of current income. The Fund's secondary investment objectives are capital appreciation and protection of capital. There is no assurance the Fund will achieve its investment objectives. See "Investment Objectives and Policies."

INVESTMENT POLICY. The Fund seeks to achieve its investment objective by investing primarily in an international portfolio of high quality foreign and U.S. government bonds. The Fund may invest in securities of supranational issuers. The Fund may enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indices, including any index of U. S. Government securities or foreign government securities, and may purchase and write put and call options to buy or sell futures contracts.

RISK FACTORS. Investing in securities issued by foreign governments and corporations involves considerations and possible risks not typically associated with investing in obligations issued by the United States government. The values of foreign investments are affected by changes in currency rates or exchange control regulations, application of foreign tax laws, including withholding taxes, changes in governmental administration or economic or monetary policy or changed circumstances in dealings between nations. See "Investment Objectives and Policies" and "Risk Factors." The use of options, futures contracts and options on futures contracts may include additional risks. See "Investment Practices."

INVESTMENT RESULTS. The investment results of the Fund are shown in the table of "Financial Highlights."


ALTERNATIVE SALES ARRANGEMENTS. The Fund offers three classes of shares to the public, each with its own sales charge structure: Class A shares, Class B shares and Class C shares. Each class has distinct advantages and disadvantages for different investors, and investors may choose the class of shares that best suits their circumstances and objectives. Each class of shares represents an interest in the same portfolio of investments of the Fund. See "Alternative Sales Arrangements." For information on redeeming shares see "Redemption of Shares."


  Class A Shares. Class A shares are offered at net asset value per share plus a maximum initial sales charge of 4.75% of the offering price (4.99% of the net amount invested), reduced on investments of $100,000 or more. Investments of $1 million or more are not subject to any sales charge at the time of purchase, but a contingent deferred sales charge ("CDSC") of 1.00% may be imposed on certain redemptions made within one year of purchase. The Fund pays an annual service fee of up to 0.25% of its average daily net assets attributable to such class of shares. See "Purchase of Shares -- Class A Shares" and "Distribution and Service Plans."

  Class B Shares. Class B shares are offered at net asset value per share and are subject to a maximum CDSC of 4.00% on redemptions made within the first or second year after purchase, declining thereafter to 0.00% after the fifth year. See "Redemption of Shares." Class B shares are subject to a combined annual distribution fee and service fee of up to 1.00% of the Fund's average daily net assets attributable to such class of shares. See "Purchase of Shares -- Class B Shares" and "Distribution and Service Plans." Class B shares convert automatically to Class A shares eight years after the end of the calendar month in which the shareholder's order to purchase was accepted. See "Alternative Sales Arrangements -- Conversion Feature."

  Class C Shares. Class C shares are offered at net asset value per share and are subject to a CDSC of 1.00% on redemptions made within one year of purchase. See "Redemption of Shares." Class C shares are subject to a combined annual distribution fee and service fee of up to 1.00% of the Fund's average daily net assets attributable to such class of shares. See "Purchase of Shares -- Class C Shares" and "Distribution and Service Plans."

INVESTMENT ADVISERS. Van Kampen Asset Management Inc. (the "Adviser") is the Fund's investment adviser. Morgan Stanley Asset Management Inc. (the "Subadviser") provides sub-advisory services to the Adviser.



DISTRIBUTOR. Van Kampen Funds Inc. (the "Distributor") distributes the Fund's shares.



DISTRIBUTIONS FROM THE FUND. Income dividends are declared daily and paid monthly; any net short-term or long-term capital gains are distributed at least annually. All dividends and distributions are automatically reinvested in shares of the Fund at net asset value per share (without a sales charge) unless payment in cash is requested. See "Distributions from the Fund."


  The foregoing is qualified in its entirety by reference to the more detailed information appearing elsewhere in this Prospectus.

--------------------------------------------------------------------------------
SHAREHOLDER TRANSACTION EXPENSES
--------------------------------------------------------------------------------

                                                              CLASS A             CLASS B               CLASS C
                                                              SHARES               SHARES                SHARES
                                                              -------             -------               -------
Maximum sales charge imposed on purchases (as a percentage
  of offering price)........................................   4.75%(1)             None                  None
Maximum sales charge imposed on reinvested dividends (as a
  percentage of offering price).............................    None                None                  None
Deferred sales charge (as a percentage of the lesser of
  original purchase price or redemption proceeds)...........    None(2)         Year 1--4.00%          Year 1--1.00%
                                                                                Year 2--4.00%           After--None
                                                                                Year 3--3.00%
                                                                                Year 4--2.50%
                                                                                Year 5--1.50%
                                                                                 After--None
Redemption fees (as a percentage of amount redeemed)........    None                None                  None
Exchange fee................................................    None                None                  None

--------------------------------------------------------------------------------
(1) Reduced for purchases of $100,000 and over. See "Purchase of Shares -- Class A Shares."

(2) Investments of $1 million or more are not subject to any sales charge at the time of purchase, but a CDSC of 1.00% may be imposed on redemptions made within one year of the purchase. See "Purchase of Shares -- Class A Shares."

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES AND EXAMPLE
--------------------------------------------------------------------------------


                                                              CLASS A   CLASS B   CLASS C
                                                              SHARES    SHARES    SHARES
                                                              -------   -------   -------
Management Fees (as a percentage of average daily net
  assets)...................................................   0.75%     0.75%     0.75%
12b-1 Fees (as a percentage of average daily net
  assets)(1)................................................   0.25%     1.00%(2)  1.00%(2)
Other Expenses (as a percentage of average daily net
  assets)...................................................   0.95%     0.97%     0.97%
Total Fund Operating Expenses (as a percentage of average
  daily net assets).........................................   1.95%     2.72%     2.72%


--------------------------------------------------------------------------------
(1) Class A shares are subject to an annual service fee of up to 0.25% of the average daily net assets attributable to such class of shares. Class B shares and Class C shares are each subject to a combined annual distribution and service fee of up to 1.00% of the average daily net assets attributable to such class of shares. See "Distribution and Service Plans."


(2) Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by NASD Rules.


EXAMPLE:


                                                                ONE      THREE     FIVE       TEN
                                                               YEAR      YEARS     YEARS     YEARS
                                                              -------   -------   -------   -------
You would pay the following expenses on a $1,000 investment, assuming (i) an operating expense ratio of 1.95% for Class
  A shares, 2.72% for Class B shares and 2.72% for Class C
  shares, (ii) a 5.00% annual return and (iii) redemption at the end of each time period:
  Class A...................................................    $66      $106      $148      $264
  Class B...................................................    $68      $114      $159      $287*
  Class C...................................................    $38      $ 84      $144      $305
You would pay the following expenses on the same $1,000
  investment assuming no redemption at the end of each time
  period:
  Class A...................................................    $66      $106      $148      $264
  Class B...................................................    $28      $ 84      $144      $287*
  Class C...................................................    $28      $ 84      $144      $305


--------------------------------------------------------------------------------
* Based on conversion to Class A shares after eight years.


  The purpose of the foregoing table is to assist an investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. The "Example" reflects expenses based on the "Annual Fund Operating Expenses" table as shown above carried out to future years and is included to provide a means for the investor to compare expense levels of funds with different fee structures over varying investment periods. To facilitate such comparison, all funds are required by the SEC to utilize a 5.00% annual return assumption. The ten year amount with respect to Class B shares of the Fund reflects the lower aggregate 12b-1 and service fees applicable to such shares after conversion to Class A shares. Class B shares acquired through the exchange privilege are subject to the CDSC schedule relating to the Class B shares of the fund from which the purchase of Class B shares was originally made. Accordingly, future expenses as projected could be higher than those determined in the above table if the investor's Class B shares were exchanged from a fund with a higher CDSC. THE INFORMATION CONTAINED IN THE ABOVE TABLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. For a more complete description of such costs and expenses, see "Purchase of Shares," "Investment Advisory Services," "Redemption of Shares" and the "Distribution and Service Plans."

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (Selected data for a share of beneficial interest outstanding throughout each of the periods indicated)
--------------------------------------------------------------------------------


  The following financial highlights have been audited by PricewaterhouseCoopers LLP, independent accountants, whose report thereon was unqualified. The most recent annual report (which contains financial highlights for the last five fiscal years) is included in the Statement of Additional Information and may be obtained by shareholders without charge by calling the telephone number on the cover of this Prospectus. This information should be read in conjunction with the financial statements and notes thereto included in the Statement of Additional Information.



                                                                          CLASS A SHARES
                                 ---------------------------------------------------------------
                                                       YEAR ENDED MAY 31,
                                 ---------------------------------------------------------------
                                 1998(A)    1997(A)      1996       1995       1994     1993(A)
                                 --------   --------   --------   --------   --------   --------
Net Asset Value, Beginning of
 the Period....................    $7.604      $7.92      $8.24      $8.26      $9.01      $9.07
                                 --------   --------   --------   --------   --------   --------
 Net Investment Income.........      .352       .526        .56        .60        .78       .845
 Net Realized and Unrealized
   Gain/Loss on Securities.....      .088      (.310)     (.328)     (.016)    (.5715)     (.123)
                                 --------   --------   --------   --------   --------   --------
Total from Investment
 Operations....................      .440       .216       .232       .584      .2085       .722
                                 --------   --------   --------   --------   --------   --------
Less:
 Distributions from and in
   Excess of Net Investment
   Income......................      .491       .532       .552       .604       .726       .782
 Distributions from and in
   Excess of Net Realized Gain
   on Securities...............       -0-        -0-        -0-        -0-      .2325        -0-
                                 --------   --------   --------   --------   --------   --------
Total Distributions............      .491       .532       .552       .604      .9585       .782
                                 --------   --------   --------   --------   --------   --------
Net Asset Value, End of the
 Period........................    $7.553     $7.604      $7.92      $8.24      $8.26      $9.01
                                 ========   ========   ========   ========   ========   ========
Total Return(b)................     5.98%      2.65%      2.81%      7.52%      1.89%      8.47%
Net Assets at End of the Period
 (In millions).................     $21.9      $25.7      $36.4      $47.9      $62.8      $36.1
Ratio of Expenses to Average
 Net Assets(c).................     1.95%      1.57%      1.51%      1.42%      1.45%      1.52%
Ratio of Net Investment Income
 to Average Net Assets(c)......     4.69%      6.58%      6.66%      7.18%      8.12%      9.33%
Portfolio Turnover.............      276%       161%       239%       209%       236%       301%






                                   ------------------------------
                                         NOVEMBER 15, 1991
                                   (COMMENCEMENT OF DISTRIBUTION)
                                         TO MAY 31, 1992(A)
                                   ------------------------------
Net Asset Value, Beginning of
 the Period....................                  $9.43
                                              --------
 Net Investment Income.........                    .59
 Net Realized and Unrealized
   Gain/Loss on Securities..... )               (.5245)
                                              --------
Total from Investment
 Operations....................                  .0655
                                              --------
Less:
 Distributions from and in
   Excess of Net Investment
   Income......................                  .4255
 Distributions from and in
   Excess of Net Realized Gain
   on Securities...............                    -0-
                                              --------
Total Distributions............                  .4255
                                              --------
Net Asset Value, End of the
 Period........................                  $9.07
                                              ========
Total Return(b)................                   .71%
Net Assets at End of the Period
 (In millions).................                  $25.0
Ratio of Expenses to Average
 Net Assets(c).................                   .50%
Ratio of Net Investment Income
 to Average Net Assets(c)......                 10.41%
Portfolio Turnover.............                   289%



                               (Table and footnotes continued on following page)

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS -- (CONTINUED)
--------------------------------------------------------------------------------

                                                                CLASS B SHARES                                  CLASS C SHARES
                                  --------------------------------------------------------------------------   -----------------
                                                                                          NOVEMBER 15, 1991
                                                   YEAR ENDED MAY 31,                      (COMMENCEMENT OF    YEAR ENDED MAY 31,
                                  -----------------------------------------------------     DISTRIBUTION)      -----------------
                                  1998(A)   1997(A)   1996     1995     1994    1993(A)   TO MAY 31, 1992(A)   1998(A)   1997(A)
                                  -------   -------   -----   ------   ------   -------   ------------------   -------   -------
Net Asset Value, Beginning of
 the Period.....................  $7.645    $ 7.96    $8.28   $ 8.30   $ 9.04    $9.09          $ 9.43         $7.585    $ 7.91
                                  ------    ------    -----   ------   ------    -----          ------         ------    ------
 Net Investment Income..........    .299      .477      .49      .53      .69      .78             .55           .293      .471
 Net Realized and Unrealized
   Gain/Loss on Securities......    .083     (.320)   (.318)   (.006)  (.5435)    (.12)         (.5005)          .087     (.324)
                                  ------    ------    -----   ------   ------    -----          ------         ------    ------
Total from Investment
 Operations.....................    .382      .157     .172     .524    .1465      .66           .0495           .380      .147
                                  ------    ------    -----   ------   ------    -----          ------         ------    ------
Less:
 Distributions from and in
   Excess of Net Investment
   Income.......................    .431      .472     .492     .544     .654      .71           .3895           .431      .472
 Distributions from and in
   Excess of Net Realized Gain
   on Securities................     -0-       -0-      -0-      -0-    .2325      -0-             -0-            -0-       -0-
                                  ------    ------    -----   ------   ------    -----          ------         ------    ------
Total Distributions.............    .431      .472     .492     .544    .8865      .71           .3895           .431      .472
                                  ------    ------    -----   ------   ------    -----          ------         ------    ------
Net Asset Value, End of the
 Period.........................  $7.596    $7.645    $7.96   $ 8.28   $ 8.30    $9.04          $ 9.09         $7.534    $7.585
                                  ======    ======    =====   ======   ======    =====          ======         ======    ======
Total Return(b).................    4.98%    2.00%    2.06%    6.69%    1.07%    7.95%            .53%           5.02%    1.88%
Net Assets at End of the Period
 (In millions)..................  $ 39.5    $ 56.9    $97.7   $123.4   $147.5    $56.7          $ 22.5         $  3.5    $  5.6
Ratio of Expenses to Average Net
 Assets(c)......................    2.72%    2.33%    2.27%    2.18%    2.22%    2.19%           1.02%           2.72%    2.33%
Ratio of Net Investment Income
 to Average Net Assets(c).......    3.91%    5.86%    5.91%    6.41%    7.30%    8.66%           9.86%           3.90%    5.84%
Portfolio turnover rate.........     276%     161%     239%     209%     236%     301%            289%            276%     161%

                                                 CLASS C SHARES
                                  ---------------------------------------------
                                                               APRIL 12, 1993
                                   YEAR ENDED MAY 31,
                                  ------------------------     DISTRIBUTION)
                                   1996     1995     1994    TO MAY 31, 1993(A)
                                  ------   ------   ------   ------------------
Net Asset Value, Beginning of
 the Period.....................  $ 8.22   $ 8.25   $ 8.99         $ 9.00
                                  ------   ------   ------         ------
 Net Investment Income..........     .46      .51      .63           .095
 Net Realized and Unrealized
   Gain/Loss on Securities......   (.278)    .004   (.4835)          .011
                                  ------   ------   ------         ------
Total from Investment
 Operations.....................    .182     .514    .1465           .106
                                  ------   ------   ------         ------
Less:
 Distributions from and in
   Excess of Net Investment
   Income.......................    .492     .544     .654           .116
 Distributions from and in
   Excess of Net Realized Gain
   on Securities................     -0-      -0-    .2325            -0-
                                  ------   ------   ------         ------
Total Distributions.............    .492     .544    .8865           .116
                                  ------   ------   ------         ------
Net Asset Value, End of the
 Period.........................  $ 7.91   $ 8.22   $ 8.25         $ 8.99
                                  ======   ======   ======         ======
Total Return(b).................   2.20%    6.60%    1.19%         8.78%*
Net Assets at End of the Period
 (In millions)..................  $  9.5   $ 18.5   $ 23.5         $  1.4
Ratio of Expenses to Average Net
 Assets(c)......................   2.27%    2.18%    2.22%          2.63%
Ratio of Net Investment Income
 to Average Net Assets(c).......   5.91%    6.42%    7.13%         10.06%
Portfolio turnover rate.........    239%     209%     236%           301%


---------------
 * Non-Annualized
(a) Based on average month-end shares outstanding.
(b) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(c) For the years ended through May 31, 1997, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to the Adviser's reimbursement of certain expenses was less than 0.01%.

--------------------------------------------------------------------------------
THE TRUST
--------------------------------------------------------------------------------

  The Trust is an open-end management investment company, commonly known as a mutual fund. A mutual fund provides, for those who have similar investment goals, a practical and convenient way to invest in a portfolio of securities by combining their resources in an effort to achieve such goals.


  Van Kampen Asset Management Inc. (the "Adviser") provides investment advisory and administrative services to the Fund. The Adviser or its affiliates also act as investment adviser to other mutual funds distributed by Van Kampen Funds Inc. (the "Distributor"). To obtain Prospectuses and other information on any of these other funds, please call the telephone number on the cover page of the Prospectus.


--------------------------------------------------------------------------------
INVESTMENT OBJECTIVES AND POLICIES
--------------------------------------------------------------------------------

  The primary investment objective of the Fund is to seek to provide a high level of current income. The Fund's secondary objectives are capital appreciation and protection of principal. The Fund seeks to achieve its investment objectives by investing primarily in an international portfolio of high quality foreign and U.S. government debt securities and by actively managing the maturity structure and currency exposure of its portfolio. Under normal circumstances, the Fund invests at least 65% of its total assets in government securities. Government securities include debt securities issued or guaranteed by the United States or foreign governments or their agencies, authorities or instrumentalities. The Fund may invest all or a portion of its remaining assets in high quality debt securities of U.S. and foreign corporations.

  Under normal market conditions, the Fund invests in obligations of at least three countries. These countries may include the United States, the countries of Western Europe, Japan, Australia, New Zealand and Canada. Obligations of any other country may also be considered for investment. Securities of any one issuer (other than the United States government) will represent no more than 25% of the Fund's total assets. The Fund may purchase securities that are issued by the government of one nation but denominated in the currency of another nation (or in a multinational currency unit).

  The Fund may also invest in debt obligations of supranational lending entities organized or supported by several national governments. The supranational entities in which the Fund may invest include the following: International Bank for Reconstruction and Development (World Bank), established to promote reconstruction and economic development in its member nations; European Coal and Steel Community, a partnership of 12 European countries created to establish a common market for coal and steel and to further the economic development of its member countries; European Investment Bank, established to finance investment projects that contribute to the balanced development of the European Economic Community; European Bank for Reconstruction & Development, whose objectives are to foster the transition toward open market economies and to promote private and entrepreneurial initiative in countries of central and eastern Europe; Inter-American Development Bank, established to further the development of its Latin American member countries; African Development Bank, established to contribute to the economic development and social progress of its African member countries; and Asian Development Bank, established to promote economic growth and cooperation in Asia and the Far East. The Fund may from time to time invest up to 25% of its total assets in these and other supranational entities.

  The Adviser, subject to the direction of the Trustees, provides the Fund with an overall investment program consistent with the Fund's objectives and policies. The Adviser is solely responsible for advising the Fund with respect to investments in the United States. The Subadviser, subject to overall review by the Adviser and the Trustees, is responsible for recommending an optimal asset allocation and currency exposure of the Fund's assets among various markets and for recommending particular securities in such markets. The Adviser and the Subadviser are sometimes referred to as the Adviser.

  The Fund limits its purchases of debt securities to high quality obligations. For debt obligations other than commercial paper, this includes securities that are rated Aa3 or better by Moody's Investors Service ("Moody's") or AA- or better by Standard & Poor's Ratings Group ("S&P"), or that are not rated but considered by the Adviser to be of equivalent quality. A description of the Moody's and S&P ratings is included in the Statement of Additional Information.

  The Fund's portfolio is managed in accordance with a global investment strategy, which means that the Fund's investments are allocated among securities denominated in the United States dollar and the currencies of a number of foreign countries and, within each such country, among different types of debt securities. The Fund's exposure with respect to each currency is adjusted based on Fund management's perception of the most favorable markets and issuers. In this regard, the percentage of assets invested in securities of a particular country or denominated in a particular currency will vary in accordance with Fund management's assessment of the relative yield and appreciation potential of such securities and the relationship of a country's currency to the United States dollar. Fundamental economic strength, credit quality and interest rate trends are the principal factors considered by Fund management in determining whether to increase or decrease the emphasis placed upon a particular type of security within the Fund's investment portfolio.

  The returns available from foreign currency denominated debt obligations can be adversely affected by changes in exchange rates. The Adviser believes that the use of foreign currency hedging techniques, including "cross-hedges" (see "Investment Practices -- Forward Foreign Currency Exchange Contracts"), can help protect against changes in the United States dollar value of income available for distribution to shareholders and declines in the net asset value of the Fund's shares resulting from adverse changes in currency exchange rates. For example, the return available from securities denominated in a particular foreign currency would diminish in the event the value of the United States dollar increased against such currency. Such a decline could be partially or completely offset by an increase in value of a hedge involving a foreign currency contract, or by a cross-hedge involving a forward currency contract, where such contract is available on terms more advantageous to the Fund than a contract to sell the currency in which the position being hedged is denominated. It is the Adviser's belief that hedges and cross-hedges can therefore provide significant protection of net asset value in the event of a general rise in the United States dollar against foreign currencies. However, a hedge or cross-hedge cannot protect completely against exchange rate risks, and if Fund management is incorrect in its judgment of future exchange rate relationships, the Fund could be in a less advantageous position than if such a hedge had not been established.

  The investment objectives and policies, the percentage limitations and the kinds of securities in which the Fund may invest may be changed by the Trustees without shareholder action unless expressly governed by those limitations as described under "Investment Practices and Restrictions" which can be changed only by action of the shareholders. A change in the Fund's investment objectives may result in the Fund having investment objectives different from that which a shareholder deemed appropriate at the time of investment. See also the Statement of Additional Information.

  An investment in the Fund may not be appropriate for all investors. The Fund is not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision with respect to the Fund. An investment in the Fund is intended to be a long-term investment, and should not be used as a trading vehicle.

  TEMPORARY SHORT-TERM INVESTMENTS. The Fund's policy generally is to invest in a global portfolio of longer term debt securities. In the interest of preserving shareholders' capital and consistent with the Fund's investment objectives, the Adviser may employ a temporary defensive investment strategy if it determines such a strategy to be warranted. Under a defensive strategy, the Fund may hold cash (United States dollars or foreign currencies) or invest a portion or all of its assets in high quality money market instruments. It is impossible to predict when or for how long the Fund will employ defensive strategies. Money market instruments in which the Fund may invest include, but are not limited to, the following instruments of United States or foreign issuers: government securities; commercial paper; bank certificates of deposit and bankers' acceptances; and repurchase agreements related to any of the foregoing. The Fund will only purchase commercial paper if it is rated Prime-1 or Prime-2 by Moody's or A-1 or A-2 by S&P or, if not rated, is considered by the Adviser to be of equivalent quality. In addition, for temporary defensive reasons, such as during times of international political or economic uncertainty, most or all of the Fund's investments may be made in the United States and denominated in United States dollars.

  Under such a temporary defensive strategy, the Fund would invest at least 25% of its assets in securities issued by banks. See "Investment
Practices -- Investment Restrictions." Such investments may include certificates of deposit, time deposits, bankers' acceptances, and obligations issued by bank holding companies, as well as repurchase agreements entered into with banks. In such event, the Fund would have greater exposure to the risk factors which are characteristic of such investments. In particular, the value of and investment return on the Fund's shares would be affected by economic or regulatory developments in or related to the banking industry. Sustained increases in interest rates can adversely affect the availability and cost of funds for a bank's lending activities, and a deterioration in general economic conditions could increase the exposure to credit losses. The banking industry is also subject to the effects of the concentration of loan portfolios in particular businesses such as real estate, energy, agriculture or high technology-related companies; concentration of loan portfolios in lesser developed country loans and highly leveraged transaction loans; national and local regulation; and competition within those industries as well as with other types of financial institutions. In addition, the Fund's investments in commercial banks located in several foreign countries are subject to additional risks due to the combination in such banks of commercial banking and diversified securities activities.

--------------------------------------------------------------------------------
RISK FACTORS
--------------------------------------------------------------------------------

  FOREIGN SECURITIES AND CURRENCIES. Investing in securities issued by foreign governments and corporations involves considerations and possible risks not typically associated with investing in obligations issued by the United States government. The values of foreign investments are affected by changes in currency rates or exchange control regulations, application of foreign tax laws, including withholding taxes, changes in governmental administration or economic or monetary policy (in this country or abroad) or changed circumstances in dealings between nations. Foreign currency exchange rates are determined by forces of supply and demand on the foreign exchange markets. These forces are themselves affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors. Moreover, foreign currency exchange rates may be affected by the regulatory control of the exchanges on which the currencies trade. Costs are incurred in connection with conversions between various currencies. In addition, foreign brokerage commissions and dealer mark-ups are generally higher than in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including expropriation, confiscatory taxation, lack of uniform accounting and auditing standards and potential difficulties in enforcing contractual obligations, and could be subject to extended settlement periods.

  NON-DIVERSIFICATION. The Fund is a "non-diversified" investment company, which means the Fund is not limited in the proportion of its assets that may be invested in the securities of a single issuer. However, the Fund intends to conduct its operations so as to qualify as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended (the "Code"), which requires, among other things, that the Fund limit its investments so that, at the close of each quarter of the taxable year, (i) not more than 25% of the market value of the Fund's total assets are invested in securities of a single issuer (other than the U.S. Government, its agencies and instrumentalities) and
(ii) at least 50% of the market value of its total assets is invested in cash, securities of the U.S. Government, its agencies and instrumentalities and other securities limited in respect of any one issuer to an amount not greater than 5% of the market value of the Fund's total assets and not more than 10% of the outstanding voting securities of such issuer. For purposes of the Fund's requirements to maintain diversification for tax purposes, the issuer of a loan participation will be the underlying borrower. In cases where the Fund does not have recourse directly against the borrower, both the borrower and each agent bank and co-lender interposed between the Fund and the borrower will be deemed issuers of the loan participation for tax diversification purposes. Since the Fund, as a non-diversified investment company, may invest in a smaller number of individual issuers than a diversified investment company, an investment in the Fund may, under certain circumstances, present greater risks to an investor than an investment in a diversified company.


  YEAR 2000 PROBLEM. Like other mutual funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by the Fund's Adviser and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem". The Adviser is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to computer systems that it uses and to obtain reasonable assurances that comparable steps are being taken by the Fund's other major service providers. At this time, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Fund. In addition, the Year 2000 Problem may adversely affect the issuers of securities in which the Fund may invest which, in turn, may adversely affect the net asset value of the Fund.

--------------------------------------------------------------------------------
INVESTMENT PRACTICES
--------------------------------------------------------------------------------


  REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with banks or broker-dealers in order to earn a return on temporarily available cash. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Fund) acquires ownership of a debt security and the seller agrees to repurchase the obligation at a future time and set price, thereby determining the yield during the holding period. Repurchase agreements involve certain risks in the event of a default by the other party. The Fund will not invest in repurchase agreements maturing in more than seven days if any such investment, together with any other illiquid securities held by the Fund, exceeds 10% of the value of the Fund's net assets. In the event of the bankruptcy or other default of the seller of a repurchase agreement, the Fund could incur losses in connection with delays in liquidating the underlying securities including: (a) possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto, (b) possible lack of access to income on the underlying security during this period, and (c) expenses of enforcing its rights.



  For the purpose of investing in repurchase agreements, the Adviser aggregates the cash that certain funds advised or subadvised by the Adviser or certain of its affiliates would otherwise invest separately into a joint account. The cash in the joint account is then invested in repurchase agreements and the funds that contributed to the joint account share pro rata in the net revenue generated. The Adviser believes that the joint account produces greater efficiencies and economies of scale that may contribute to reduced transaction costs, higher returns, higher quality investments and greater diversity of investments for the Fund than would be available to the Fund investing separately. The manner in which the joint account is managed is subject to conditions set forth in the SEC exemptive order authorizing this practice, which conditions are designed to ensure the fair administration of the joint account and to protect the amounts in that account.


  PORTFOLIO TRANSACTIONS AND BROKERAGE PRACTICES. The Adviser is responsible for the placement of orders for the purchase and sale of portfolio securities for the Fund and the negotiation of brokerage commissions on such transactions. Brokerage firms are selected on the basis of their professional capability for the type of transaction and the value and quality of execution services rendered on a continuing basis. The Fund's portfolio securities generally are traded in the over-the-counter market through dealers. A dealer is a securities firm or bank which makes a market for securities by opening a position at one price and closing the position at a slightly more favorable price. The difference between the prices is known as a spread. Foreign currency and forward currency exchange contracts are traded in a similar fashion in a dealer market maintained primarily by large commercial banks. The Fund will pay brokerage commissions in connection with transactions in exchange-traded options, futures contracts and related options. Spreads or commissions for transactions executed in foreign markets often are higher than in the United States.


  The Adviser may place portfolio transactions, to the extent permitted by law, with brokerage firms which are affiliated with the Fund, the Adviser or the Distributor and with firms participating in the distribution of shares of the Fund if it reasonably believes that the quality of the execution and the commission are comparable to that available from other qualified firms. The Adviser is authorized to pay higher commissions to brokerage firms that provide investment and research information than to firms which do not provide such services if the Adviser determines that such commissions are reasonable in relation to the overall services provided. The information received may be used by the Adviser in managing the assets of other advisory accounts as well as in the management of the assets of the Fund.


  PORTFOLIO TURNOVER. A change in securities held by the Fund is known as "portfolio turnover" and may involve the payment by the Fund of brokerage commissions or dealer spreads and other transaction costs on the sale of securities as well as on the investment of the proceeds in other securities. The portfolio turnover rate for a fiscal year is the ratio of the lesser of purchases or sales of portfolio securities to the average value of portfolio securities, excluding debt securities whose maturities at acquisition were one year or less. The Fund expects its portfolio turnover rate to be as much as 400% in any given year. An annual turnover rate of 400% occurs, for example, when the dollar equivalent of all securities in the Fund's portfolio are replaced four times over the period of one year. A high rate of portfolio turnover involves correspondingly greater expenses than a lower rate, which expenses must be borne by the Fund and its shareholders. A high portfolio turnover rate may also result in the realization of substantial net short-term capital gains. See "Tax Status." The Fund's annual portfolio turnover rate is shown in the table of "Financial Highlights."

  LOANS OF PORTFOLIO SECURITIES. The Fund may lend portfolio securities to unaffiliated brokers, dealers and financial institutions provided that (a) immediately after any such loan, the value of the securities loaned does not exceed 15% of the total value of the Fund's assets, and (b) any securities loan is collateralized in accordance with applicable regulatory requirements. Lending portfolio securities involves risks of delay in recovery of the loaned securities or, in some cases, loss of rights in the collateral should the borrower fail financially.

  ILLIQUID SECURITIES. The Fund may invest up to 10% of its net assets in illiquid securities. As used herein, securities are considered illiquid if, in the ordinary course of business, the Fund would not be able to dispose of the security and receive the proceeds of the sale within seven days. Since market quotations are not readily available for illiquid securities, such securities will be valued by a method that the Fund's Trustees believe accurately reflects fair value.

  SHORT SALES AGAINST THE BOX. The Fund may from time to time make short sales of securities it owns or has the right to acquire. A short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short. In a short sale, the Fund does not immediately deliver the securities sold and does not receive the proceeds from the sale. The Fund is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. The Fund may not make short sales or maintain a short position if doing so would cause more than 25% of its total assets, taken at market value, to be involved in such sales.

  The Fund may close out a short position by purchasing and delivering an equal amount of the securities sold short, rather than by delivering securities already held by the Fund, because the Fund may want to continue to receive interest and dividend payments on securities in its portfolio.

  FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. The Fund may enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indices including any index of United States government securities or foreign government securities ("futures contracts") and may purchase and write put and call options to buy or sell futures contracts ("options on futures contracts"). A "sale" of a futures contract means the acquisition of a contractual obligation to deliver the securities or foreign currencies called for by the contract at a specified price on a specified date. A "purchase" of a futures contract means the incurring of a contractual obligation to acquire the securities or foreign currencies called for by the contract at a specified price on a specified date. The purchaser of a futures contract on an index agrees to take or make delivery of an amount of cash equal to the difference between a specified multiple of the value of the index on the expiration date of the contract ("current contract value") and the price at which the contract was originally struck. No physical delivery of the fixed-income securities underlying the index is made. Options on futures contracts to be written or purchased by the Fund will be traded on United States or foreign exchanges. These investment techniques are used to hedge against anticipated future changes in interest or exchange rates which otherwise might either adversely affect the value of the Fund's portfolio securities or adversely affect the price of securities which the Fund intends to purchase at a later date.

  OPTIONS ON FOREIGN CURRENCIES. The Fund may purchase and write put and call options on foreign currencies to increase the Fund's gross income and for the purpose of protecting against declines in the United States dollar value of foreign currency denominated portfolio securities and against increases in the United States dollar cost of such securities to be acquired. As in the case of other kinds of options, however, the writing of an option on a foreign currency constitutes only a partial hedge, up to the amount of the premium received, and the Fund could be required to cover its position by purchasing or selling foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to the Fund's position, the Fund may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies written or purchased by the Fund are traded on United States and foreign exchanges or over-the-counter. There is no specific percentage limitation on the Fund's investments in options on foreign currencies.

  FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. The Fund may purchase or sell forward foreign currency exchange contracts ("forward contracts") to attempt to minimize the risk to the Fund from adverse changes in the relationship between the United States dollar and foreign currencies. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date which is individually negotiated and privately traded by currency traders and their customers. The Fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the United States dollar price of the security ("transaction hedge"). Additionally, when the Fund believes that a foreign currency may suffer a substantial decline against the United States dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency, or when the Fund believes that the United States dollar may suffer a substantial decline against foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount ("position hedge"). In this situation, the Fund may, in the alternative, enter into a forward contract to sell a different foreign currency for a fixed United States dollar amount where the Fund believes that the United States dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the United States dollar value of the currency in which portfolio securities of the Fund are denominated ("cross-hedge").

  The Fund's custodian will place cash or liquid securities in a segregated account having a value equal to the aggregate amount of the Fund's commitments under forward contracts entered into with respect to position hedges and cross-hedges. If the value of the securities placed in the segregated account declines, additional cash or liquid securities are placed in the account on a daily basis so that the value of the account equals the amount of the Fund's commitments with respect to such contracts. As an alternative to maintaining all or part of the segregated account, the Fund may purchase a call option permitting the Fund to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the forward contract price or the Fund may purchase a put option permitting the Fund to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the forward contract price. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts.

  OPTIONS ON PORTFOLIO SECURITIES. The Fund may purchase or sell options on certain of its portfolio securities at such time and from time to time as Fund management shall determine to be appropriate and consistent with the investment objective of the Fund. Generally, the Fund expects that options purchased or sold by it will be conducted on recognized securities exchanges.


  The Fund is authorized to purchase and sell over-the-counter options ("OTC Options"). OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparty") through direct bilateral agreement with the Counterparty. The Fund will sell only OTC Options (other than over-the-counter currency options) that are subject to a buy-back provision permitting the Fund to require to the Counterparty to sell the option back to the Fund at a formula price within seven days. The staff of the SEC currently takes the position that, in general, OTC options on securities other than U.S. Government securities purchased by the Fund, and portfolio securities covering OTC options sold by the Fund, are illiquid securities subject to the Fund's limitation on investing no more than 10% of its assets in illiquid securities.



  Purchasing and selling option contracts is a highly specialized activity which involves investment techniques and risks different from those ordinarily associated with investment companies, although the Fund believes that transactions in options in which the Fund owns the underlying securities tend to reduce such risks.


  POTENTIAL RISKS OF OPTIONS, FUTURES AND FORWARD CONTRACTS. The successful use of the foregoing investment techniques depends on the ability of the Fund's Adviser to forecast interest rate and currency exchange rate movements correctly. Should interest or exchange rates move in an unexpected manner, the Fund may not achieve the anticipated benefits of futures contracts, options or forward contracts or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits with respect to options on currencies and forward contracts, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the prices of such instruments and movements in the price of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses. The Fund's ability to dispose of its positions in futures contracts, options and forward contracts will depend on the availability of liquid markets in such instruments. Markets in options and futures with respect to a number of fixed-income securities and currencies are relatively new and still developing. It is impossible to predict the amount of trading interest that may exist in various types of futures contracts, options and forward contracts. If a secondary market does not exist with respect to an option purchased or written by the Fund over-the-counter, it might not be possible to effect a closing transaction in the option (i.e., dispose of the option) with the result that (i) an option purchased by the Fund would have to be exercised in order for the Fund to realize any profit and (ii) the Fund may not be able to sell currencies or portfolio securities covering an option written by the Fund until the option expires or it delivers the underlying futures contract or currency upon exercise. Therefore, no assurance can be given that the Fund will be able to utilize these instruments effectively for the purposes set forth above.

  In order to prevent leverage in connection with the purchase of futures contracts or call options thereon by the Fund, an amount of cash or liquid securities equal to the market value of the obligation under the futures contracts (less any related margin deposits) will be maintained in a segregated account with the Custodian. Furthermore, the Fund's ability to engage in options and futures transactions may be limited by tax considerations.

  SECURITY FORWARD COMMITMENTS. The Fund may purchase or sell securities on a "when issued" or "delayed delivery" basis ("Forward Commitments"). These transactions occur when securities are purchased or sold by the Fund with payment and delivery taking place in the future, frequently a month or more after such transaction. The price is fixed on the date of the commitment, and the seller continues to accrue interest on the securities covered by the Forward Commitment until delivery and payment takes place. At the time of settlement, the market value of the securities may be more or less than the purchase or sale price.

  The Fund may settle a Forward Commitment either by taking delivery of the securities or by reselling or repurchasing a Forward Commitment on or before the settlement date. The Fund's use of Forward Commitments may increase its overall investment exposure and thus its potential for gain or loss. When engaging in Forward Commitments, the Fund relies on the other party to complete the transaction; should the other party fail to do so, the Fund might lose a purchase or sale opportunity that could be more advantageous than alternative opportunities at the time of the failure.


  The Fund maintains a segregated account (which is marked to market daily) of cash, liquid securities or the security covered by the Forward Commitment (in the case of a Forward Commitment sale) with the Fund's Custodian in an aggregate amount equal to the amount of its commitment as long as the obligation to purchase or sell continues.



  INVESTMENT RESTRICTIONS. The Fund has adopted a number of fundamental investment restrictions that may not be changed without approval by a vote of a majority of the outstanding voting shares of the Fund (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")). The percentage limitations need only be met at the time the investment is made or other relevant action taken. These restrictions provide, among other things, that the Fund may not:


  1. Purchase any security (other than obligations of the United States Government, its agencies, or instrumentalities) if more than 25% of its total assets (taken at current value) would be invested in a single industry except that, if the value of securities owned by the Fund with remaining maturities of less than 13 months exceeds 35% of the value of the Fund's total assets, the Fund will invest at least 25% of its assets in securities issued by banks. Although this policy is not applicable to securities issued by government or political subdivisions because such issues are not members of any industry, the Fund does not intend to invest more than 25% of its total assets in the securities issued or guaranteed by any government (except U.S. Government, its agencies or instrumentalities). For purposes of this restriction, issuers are not considered to be of a single industry if their primary economic characteristics are materially different.

  2. Borrow money except temporarily from banks to facilitate payment of redemption requests and then only in amounts not exceeding 33 1/3% of its net assets, or pledge more than 10% of its net assets in connection with permissible borrowings or purchase additional securities when money borrowed exceeds 5% of its net assets. Margin deposits or payments in connection with the writing of options, or in connection with the purchase or sale of forward contracts, futures, foreign currency futures and related options, are not deemed to be a pledge or other encumbrance.

  3. Lend money except through the purchase of (i) United States and foreign government securities, commercial paper, bankers' acceptances, certificates of deposit and similar evidences of indebtedness, both foreign and domestic, and (ii) repurchase agreements; or lend securities in an amount exceeding 15% of the total assets of the Fund. The purchase of a portion of an issue of securities described under (i) above distributed publicly, whether or not the purchase is made on the original issuance, is not considered the making of a loan.

  4. Write, purchase or sell puts, calls or combinations thereof, except that the Fund may (i) write covered or fully collateralized call options, write secured put options, and enter into closing or offsetting purchase transactions with respect to such options, (ii) purchase and sell options to the extent that the premiums paid for all such options owned at any time do not exceed 10% of its total assets and (iii) engage in transactions in interest rate futures contracts and related options provided that such transactions are entered into for bona fide hedging purposes (or that the underlying commodity value of the Fund's long positions does not exceed the sum of certain identified liquid investments as specified in CFTC regulations), provided further that the aggregate initial margin and premiums do not exceed 5% of the fair market value of the Fund's total assets, and provided further that the Fund may not enter into net aggregate long and short futures contracts or related options if more than 50% of the Fund's total assets would be so invested.

--------------------------------------------------------------------------------
INVESTMENT ADVISORY SERVICES
--------------------------------------------------------------------------------


  THE ADVISER. The Adviser is a wholly-owned subsidiary of Van Kampen Investments Inc. ("Van Kampen"). Van Kampen is a diversified asset management company with more than two million retail investor accounts, extensive capabilities for managing institutional portfolios, and more than $65 billion under management or supervision. Van Kampen's more than 50 open-end and 39 closed-end funds and more than 2,500 unit investment trusts are professionally distributed by leading financial advisers nationwide. Van Kampen Funds Inc., the distributor of the Fund and the sponsor of the Funds mentioned above, is also a wholly-owned subsidiary of Van Kampen. Van Kampen is an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co. The Adviser's principal office is located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181.



  Morgan Stanley Dean Witter & Co. and various of its directly or indirectly owned subsidiaries, including Morgan Stanley Asset Management Inc., an investment adviser ("MSAM" or the "Subadviser"), Morgan Stanley & Co. Incorporated, a registered broker-dealer and investment adviser, and Morgan Stanley International are engaged in a wide range of financial services. Their principal businesses include securities underwriting, distribution and trading; merger, acquisition, restructuring and other corporate finance advisory activities; merchant banking; stock brokerage and research services; credit services; asset management; trading of futures, options, foreign exchange, commodities and swaps (involving foreign exchange, commodities, indices and interest rates); real estate advice, financing and investing; and securities lending.



  THE SUBADVISER. The Subadviser is an indirect wholly-owned subsidiary of Morgan Stanley Dean Witter & Co. and is an affiliate of the Adviser. The Subadviser provides portfolio management and named fiduciary services to various closed-end and open-end investment companies, taxable and nontaxable institutions, international organizations and individuals investing in United States and international equities and fixed income securities. At June 30, 1998, the Subadviser had, together with its affiliated institutional investment management companies, assets under management (including assets under fiduciary advisory control) totaling approximately $169 billion. The Subadviser emphasizes a global investment strategy and benefits from research coverage of a broad spectrum of investment opportunities worldwide and draws upon the capabilities of its asset management specialists located in various offices throughout the world, including New York, London, Tokyo, Singapore, Bombay, Hong Kong, Milan and Sydney. The Subadviser also draws upon the research capabilities of Morgan Stanley Dean Witter & Co. and its other affiliates as well as the research and investment ideas of other companies whose brokerage services the Subadviser utilizes. The address of the Subadviser is 1221 Avenue of the Americas, New York, New York 10020.



  ADVISORY AGREEMENTS. The Trust retains the Adviser to manage the investment of the Fund's assets and to place orders for the purchase and sale of the Fund's portfolio securities. Under an investment advisory agreement between the Adviser and the Trust (the "Advisory Agreement"), the Trust pays the Adviser a monthly fee computed at the annual rate of 0.75% of the Fund's average daily net assets. Under the Advisory Agreement, the Trust also reimburses the Adviser for the cost of the Fund's accounting services, which include maintaining its financial books and records and calculating its daily net asset value. Operating expenses paid by the Fund include service fees, distribution fees, custodian fees, legal and accounting fees, the costs of reports and proxies to shareholders, trustees' fees (other than those who are affiliated persons as defined in the 1940 Act of the Adviser, Distributor, Van Kampen Investor Services Inc. ("Investor Services"), Van Kampen or Morgan Stanley Dean Witter & Co.) and all other business expenses not specifically assumed by the Adviser. Advisory (management) fee and total operating expense ratios are shown under the caption "Annual Fund Operating Expenses and Example" herein.


  The Adviser has entered into a sub-advisory agreement (the "Sub-advisory Agreement") with the Subadviser to assist it in performing its investment advisory functions. The Subadviser, subject to overall review by the Adviser and the Trustees, is responsible for recommending an optimal asset allocation and currency exposure of the Fund's assets among various markets and for recommending particular securities in such markets. Pursuant to the Sub-advisory Agreement, the Subadviser receives on an annual basis 50% of the compensation received by the Adviser.


  From time to time the Adviser, the Subadviser or the Distributor may voluntarily undertake to reduce the Fund's expenses by reducing the fees payable to them to the extent of, or bearing expenses in excess of, such limitations as they may establish.



  The Adviser may utilize, at its own expense, credit analysis, research and trading support services provided by its affiliate, Van Kampen Investment Advisory Corp. ("Advisory Corp.")



  PERSONAL INVESTMENT POLICIES. The Fund, the Adviser and the Subadviser have adopted Codes of Ethics designed to recognize the fiduciary relationship between the Fund and the Adviser and the Subadviser and their employees. The Codes permit directors, trustees, officers and employees to buy and sell securities for their personal accounts subject to certain restrictions. Persons with access to certain sensitive information are subject to pre-clearance and other procedures designed to prevent conflicts of interest.



  PORTFOLIO MANAGEMENT. Effective April 1, 1997, J. David Germany, Michael B. Kushma and Paul E. O'Brien assumed the primary responsibility for the day-to-day management of the Fund's Portfolio. Effective April 1, 1998, Ram Willner also shares primary responsibility for the day-to-day management of the Fund's Portfolio.


  J. David Germany joined the Subadviser in 1996 and has been a portfolio manager with the Adviser's affiliate, Miller Anderson & Sherrerd, LLP ("MAS") since 1991. He was Vice President & Senior Economist for Morgan Stanley & Co. Incorporated from 1989 to 1991. He assumed responsibility for the Global Fixed Income and International Fixed Income Portfolios of the MAS-advised MAS Funds in 1993 and the MAS Funds' Multi-Asset-Class Portfolio in 1994. Mr. Germany was Senior Staff Economist (International Finance and Macroeconomics) to the Council of Economic Advisors -- Executive Office of the President from 1986 through 1987 and an Economist with the Board of Governors of the Federal Reserve
System --Division of International Finance from 1983 through 1987. He holds a A.B. degree from Princeton University and a Ph.D. in Economics from the Massachusetts Institute of Technology.

  Michael B. Kushma, a Principal at Morgan Stanley & Co. Incorporated, joined the firm in 1987. He was a member of Morgan Stanley & Co. Incorporated's global fixed income strategy group in the fixed income division from 1987-1995 where he became the division's senior government bond strategist. He joined the Subadviser in 1995 where he took responsibility for the global fixed income portfolio. Mr. Kushma received an A.B. in economics from Princeton University in 1979, an M. Sc. in economics from the London School of Economics in 1981 and an M.Phil. in economics from Columbia University in 1983.

  Paul F. O'Brien joined the Subadviser and MAS in 1996. He was head of European Economics from 1993 through 1995 for JP Morgan and as Principal Administrator from 1991 through 1992 for the Organization for Economic Cooperation and Development. He assumed responsibility for the MAS-advised MAS Funds' Global Fixed Income and International Fixed Income Portfolios in 1996. Mr. O'Brien holds a B.S. degree from the Massachusetts Institute of Technology and a Ph.D. in Economics from the University of Minnesota.


  Ram Willner, a Principal of Morgan Stanley & Co., has been a portfolio manager with MAS since April 1, 1998. From 1994 to 1998, he was a Market Strategist/Risk Control Manager and Director of International Bond Research with Pacific Investment Management Company and from 1992 to 1994 he was a Senior Quantitative Analyst for Sanford C. Bernstein & Co. Prior to that he was a Vice President of Citibank, NA. Mr. Willner holds a B.A. from Brandeis University, an M.S.I.A. from Carnegie-Mellon University and a D.B.A. from Harvard University.


--------------------------------------------------------------------------------
ALTERNATIVE SALES ARRANGEMENTS
--------------------------------------------------------------------------------

  The Alternative Sales Arrangements permit an investor to choose the method of purchasing shares of the Fund that is most beneficial given the amount of the purchase and the length of time the investor expects to hold the shares.


  CLASS A SHARES. Class A shares are sold at net asset value plus an initial maximum sales charge of up to 4.75% of the offering price (4.99% of the net amount invested), reduced on investments of $100,000 or more. Investments of $1 million or more are not subject to any sales charge at the time of purchase, but a CDSC of 1.00% may be imposed on redemptions made within one year of the purchase. Class A shares are subject to an ongoing service fee at an annual rate of up to 0.25% of the Fund's aggregate average daily net assets attributable to the Class A shares. Certain purchases of Class A shares qualify for reduced initial sales charges. See "Purchase of Shares -- Class A Shares."

  CLASS B SHARES. Class B shares are sold at net asset value and are subject to a deferred sales charge if redeemed within five years of purchase. Class B shares are subject to an ongoing service fee at an annual rate of up to 0.25% of the Fund's aggregate average daily net assets attributable to the Class B shares and an ongoing distribution fee at an annual rate of up to 0.75% of the Fund's aggregate average daily net assets attributable to the Class B shares. Class B shares enjoy the benefit of permitting all of the investor's dollars to work from the time the investment is made. The ongoing distribution fee paid by Class B shares will cause such shares to have a higher expense ratio and to pay lower dividends than those related to Class A shares. Class B shares convert automatically to Class A shares eight years after the end of the calendar month in which the shareholder's order to purchase was accepted. See "Purchase of Shares -- Class B Shares."

  CLASS C SHARES. Class C shares are sold at net asset value and are subject to a deferred sales charge if redeemed within one year of purchase. Class C shares are subject to an ongoing service fee at an annual rate of up to 0.25% of the Fund's aggregate average daily net assets attributable to the Class C shares and an ongoing distribution fee at an annual rate of up to 0.75% of the Fund's aggregate average daily net assets attributable to the Class C shares. Class C shares enjoy the benefit of permitting all of the investor's dollars to work from the time the investment is made. The ongoing distribution fee paid by Class C shares will cause such shares to have a higher expense ratio and to pay lower dividends than those related to Class A shares. See "Purchase of Shares -- Class C Shares."


  CONVERSION FEATURE. Class B shares purchased on or after June 1, 1996, and any dividend reinvestment plan shares received thereon, automatically convert to Class A shares eight years after the end of the calendar month in which the shares were purchased. Class B shares purchased before June 1, 1996, and any dividend reinvestment plan shares received thereon, automatically convert to Class A shares six years after the end of the calendar month in which the shares were purchased. Class C shares purchased before January 1, 1997, and any dividend reinvestment plan shares received thereon, automatically convert to Class A shares ten years after the end of the calendar month in which such shares were purchased. Such conversion will be on the basis of the relative net asset values per share, without the imposition of any sales load, fee or other charge. The conversion schedule applicable to a share acquired through the exchange privilege is determined by reference to the Participating Fund (defined below) from which such share was originally purchased.



  The conversion of such shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that (i) the assessment of the higher distribution fee and transfer agency costs with respect to such shares does not result in the Fund's dividends or distributions constituting "preferential dividends" under the Code, and (ii) the conversion of shares does not constitute a taxable event under federal income tax law. The conversion may be suspended if such an opinion is no longer available and such shares might continue to be subject to the higher aggregate fees applicable to such shares for an indefinite period.


  FACTORS FOR CONSIDERATION. In deciding which class of shares to purchase, investors should take into consideration their investment goals, present and anticipated purchase amounts, time horizons and temperaments. Investors should consider whether, during the anticipated life of their investment in the Fund, the aggregate fees and CDSC on Class B shares and Class C shares would be less than the initial sales charge on Class A shares purchased at the same time, and to what extent such differential would be offset by the higher dividends per share on Class A shares. To assist investors in making this determination, the table under the caption "Annual Fund Operating Expenses and Example" sets forth examples of the charges applicable to each class of shares. In this regard, Class A shares may be more beneficial to the investor who qualifies for reduced initial sales charges or purchases at net asset value. It is presently the policy of the Distributor not to accept any order of $500,000 or more for Class B shares or any order of $1 million or more for Class C shares as it ordinarily would be more beneficial for such an investor to purchase Class A shares.

  Class A shares are not subject to an ongoing distribution fee and, accordingly, receive correspondingly higher dividends per share. However, because initial sales charges are deducted at the time of purchase for accounts under $1 million, investors in Class A shares do not have all their funds invested initially and, therefore, initially own fewer shares. Other investors might determine that it is more advantageous to purchase either Class B shares or Class C shares and have all their funds invested initially, although remaining subject to a CDSC. Ongoing distribution fees on Class B shares and Class C shares may be offset to the extent of the additional funds originally invested and any return realized on those funds. However, there can be no assurance as to the return, if any, which will be realized on such additional funds. For investments held for ten years or more, the relative value upon liquidation of the three classes tends to favor Class A shares or Class B shares, rather than Class C shares.

  Class A shares may be appropriate for investors who prefer to pay the sales charge up front, want to take advantage of the reduced sales charges available on larger investments, wish to maximize their current income from the start, prefer not to pay redemption charges or have a longer-term investment horizon. In addition, the check writing privilege is only available for Class A shares (see "Shareholder Services -- Check Writing Privilege"). Class B shares may be appropriate for investors who wish to avoid a front-end sales charge, put 100% of their investment dollars to work immediately or have a longer-term investment horizon. Class C shares may be appropriate for investors who wish to avoid a front-end sales charge, put 100% of their investment dollars to work immediately, have a shorter-term investment horizon or desire a short CDSC schedule.

  The distribution expenses incurred by the Distributor in connection with the sale of the shares will be reimbursed, in the case of Class A shares, from the proceeds of the initial sales charge and, in the case of Class B shares and Class C shares, from the proceeds of the ongoing distribution fee and any CDSC incurred upon redemption within five years or one year, respectively, of purchase. Sales personnel of broker-dealers distributing the Fund's shares and other persons entitled to receive compensation for selling such shares may receive differing compensation for selling such shares. INVESTORS SHOULD UNDERSTAND THAT THE PURPOSE AND FUNCTION OF THE CDSC AND ONGOING DISTRIBUTION FEE WITH RESPECT TO THE CLASS B SHARES AND CLASS C SHARES ARE THE SAME AS THOSE OF THE INITIAL SALES CHARGE WITH RESPECT TO CLASS A SHARES. See "Distribution and Service Plans."

  GENERAL. Dividends paid by the Fund with respect to Class A shares, Class B shares and Class C shares will be calculated in the same manner at the same time on the same day, except that the higher distribution fees and transfer agency costs relating to Class B shares or Class C shares will be borne by the respective class. See "Distributions from the Fund." Shares of the Fund may be exchanged, subject to certain limitations, for shares of the same class of certain other mutual funds advised by the Adviser and its affiliates and distributed by the Distributor. See "Shareholder Services -- Exchange Privilege."

--------------------------------------------------------------------------------
PURCHASE OF SHARES
--------------------------------------------------------------------------------


  The Fund offers three classes of shares to the public on a continuous basis through the Distributor as principal underwriter, which is located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181. Shares also are offered through members of the National Association of Securities Dealers, Inc. ("NASD") who are acting as securities dealers ("dealers") and NASD members or eligible non-NASD members who are acting as brokers or agents for investors ("brokers"). "Dealers" and "brokers" are sometimes referred to collectively herein as "authorized dealers."


  Initial investments must be at least $500 for each class of shares, and subsequent investments must be at least $25 for each class of shares. Both minimums may be waived by the Distributor for plans involving periodic investments. Shares of the Fund may be sold in foreign countries where permissible. The Fund and the Distributor reserve the right to refuse any order for the purchase of shares. The Fund also reserves the right to suspend the sale of the Fund's shares in response to conditions in the securities markets or for other reasons.


  Shares of the Fund may be purchased on any business day through authorized dealers. Shares also may be purchased by completing the application accompanying this prospectus and forwarding the application through the authorized dealer, to the shareholder service agent, Investor Services, a wholly-owned subsidiary of Van Kampen. When purchasing shares of the Fund, investors must specify whether the purchase is for Class A shares, Class B shares or Class C shares.



  Shares are offered at the next determined net asset value per share, plus a front-end or contingent deferred sales charge depending on the class of shares chosen by the investor, as shown in the tables herein. Net asset value per share for each class is computed once daily as of the close of trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m. New York time) each day the Exchange is open. Net asset value per share for each class is determined by dividing the value of the Fund's securities, cash and other assets (including accrued interest) attributable to such class less all liabilities (including accrued expenses) attributable to such class, by the total number of shares of the class outstanding.

  Securities listed or traded on a national securities exchange are valued at the mean of representative quoted bid or asked prices. Unlisted securities and listed securities for which such prices are not available are valued at prices of comparable securities. Options and futures contracts are valued at the last sale price or if no sales are reported, at the mean between the bid and asked prices. Short-term investments are valued at cost plus interest earned (amortized cost), which approximates market value. The net asset value of the Fund is computed by (i) valuing long-term debt obligations at the mean of representative quoted bid or asked prices for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality and type, however, when the Adviser deems it appropriate, prices obtained for the day of valuation from a bond pricing service will be used, (ii) valuing short-term debt obligations with remaining maturities in excess of 60 days at the mean of representative quoted bid and asked prices for such securities or, if such prices are not available, using the prices for securities of comparable maturity, quality and type, (iii) valuing short-term debt securities with 60 days or less remaining to maturity by amortizing such securities to maturity based on their cost to the Fund. Options and futures contracts and options thereon which are traded on exchanges are valued at their last sale or settlement price as of the close of such exchanges, or, if no sales are reported, at the mean between the last reported bid and asked prices. Over-the-counter options are valued at the average of the last bid prices obtained from dealers. Any other assets will be valued at fair value as determined in good faith by the Trustees of the Fund.


  Generally, the net asset values per share of the Class A shares, Class B shares, and Class C shares are expected to be substantially the same. Under certain circumstances, however, the per share net asset values of the Class A shares, Class B shares and Class C shares may differ from one another, reflecting the daily expense accruals of the higher distribution fee and transfer agency costs applicable with respect to the Class B shares and Class C shares and the differential in the dividends paid on the classes of shares. The price paid for shares purchased is based on the next calculation of net asset value (plus sales charges, where applicable) after an order is received by an authorized dealer, provided such order is transmitted to the Distributor prior to the Distributor's close of business on such day. Orders received by authorized dealers after the close of the Exchange are priced based on the next close, provided they are received by the Distributor prior to the Distributor's close of business on such day. It is the responsibility of authorized dealers to transmit orders received by them to the Distributor so they will be received prior to such time. Orders of less than $500 are mailed by the authorized dealer and processed at the offering price next calculated after receipt by Investor Services.



  Each class of shares represents an interest in the same portfolio of investments of the Fund and has the same rights, except that (i) Class B shares and Class C shares bear the expenses of the deferred sales arrangement and any expenses (including the higher distribution fee and transfer agency costs) resulting from such sales arrangement, (ii) generally, each class has exclusive voting rights with respect to approvals of the Rule 12b-1 distribution plan pursuant to which its distribution fee or service fee is paid, (iii) each class of shares has different exchange privileges, (iv) certain classes of shares are subject to a conversion feature, and (v) certain classes of shares have different shareholder service options available. The net income attributable to Class B shares and Class C shares and the dividends payable on Class B shares and Class C shares will be reduced by the amount of the distribution fee and other expenses associated with such shares. Sales personnel of authorized dealers distributing the Fund's shares and other persons entitled to receive compensation for selling such shares may receive differing compensation for selling Class A shares, Class B shares or Class C shares.


  The Distributor may from time to time implement programs under which an authorized dealer's sales force may be eligible to win nominal awards for certain sales efforts or under which the Distributor will reallow to any authorized dealer that sponsors sales contests or recognition programs conforming to criteria established by the Distributor, or participates in sales programs sponsored by the Distributor, an amount not exceeding the total applicable sales charges on the sales generated by the authorized dealer at the public offering price during such programs. Other programs provide, among other things and subject to certain conditions, for certain favorable distribution arrangements for shares of the Fund. Also, the Distributor in its discretion may from time to time, pursuant to objective criteria established by the Distributor, pay fees to, and sponsor business seminars for, qualifying authorized dealers for certain services or activities which are primarily intended to result in sales of shares of the Fund. Fees may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their families to locations within or outside of the United States for meetings or seminars of a business nature. In some instances additional compensation or promotional incentives may be offered to brokers, dealers or financial intermediaries that have sold or may sell significant amounts of shares during specific periods of time. The Distributor may provide additional compensation to Edward D. Jones & Co. or an affiliate thereof based on a combination of its sales of shares and increases in assets under management. All of the foregoing payments are made by the Distributor out of its own assets. Such fees paid for such services and activities with respect to the Fund will not exceed in the aggregate 1.25% of the average daily net assets of the Fund on an annual basis. These programs will not change the price an investor will pay for shares or the amount that the Fund will receive from such sale.


CLASS A SHARES

  The public offering price of Class A shares is the next determined net asset value plus a sales charge, as set forth below.

SALES CHARGE TABLE

                                                                                      REALLOWED TO
                                                              AS % OF     AS % OF     DEALERS (AS
                          SIZE OF                             OFFERING  NET AMOUNT   % OF OFFERING
                         INVESTMENT                            PRICE     INVESTED        PRICE)
----------------------------------------------------------------------------------------------------
Less than $100,000..........................................   4.75%       4.99%         4.25%
$100,000 but less than $250,000.............................   3.75%       3.90%         3.25%
$250,000 but less than $500,000.............................   2.75%       2.83%         2.25%
$500,000 but less than $1,000,000...........................   2.00%       2.04%         1.75%
$1,000,000 or more*.........................................     *           *             *
---------------------------------------------------------------------------------------------------

* No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments the Fund imposes a CDSC of 1.00% on redemptions made within one year of the purchase. A commission will be paid to authorized dealers who initiate and are responsible for purchases of $1 million or more as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million and 0.50% on the excess over $3 million.

  In addition to the reallowances from the applicable public offering price described above, the Distributor may, from time to time, pay or allow additional reallowances or promotional incentives, in the form of cash or other compensation, to authorized dealers that sell shares of the Fund. Authorized dealers which are reallowed all or substantially all of the sales charges may be deemed to be underwriters for purposes of the Securities Act of 1933.


  The Distributor may also pay financial institutions (which may include banks) and other industry professionals that provide services to facilitate transactions in shares of the Fund for their clients a transaction fee up to the level of the reallowance allowable to authorized dealers described herein. Such financial institutions, other industry professionals and authorized dealers are hereinafter referred to as "Service Organizations." Banks are currently prohibited from providing certain underwriting or distribution services. If banking firms were prohibited from acting in any capacity or providing any of the described services, the Distributor would consider what action, if any, would be appropriate. The Distributor does not believe that termination of a relationship with a bank would result in any material adverse consequences to the Fund. State securities laws regarding registration of banks and other financial institutions may differ from the interpretations of federal law expressed herein, and banks and other financial institutions may be required to register as dealers pursuant to certain state laws.


QUANTITY DISCOUNTS

  Investors purchasing Class A shares may, under certain circumstances, be entitled to pay reduced sales charges. The circumstances under which such investors may pay reduced sales charges are described below.

  Investors, or their authorized dealers, must notify the Fund at the time of the purchase order whenever a quantity discount is applicable to purchases. Upon such notification, an investor will receive the lowest applicable sales charge. Quantity discounts may be modified or terminated at any time. For more information about quantity discounts, investors should contact their authorized dealer or the Distributor.


  A person eligible for a reduced sales charge includes an individual, his or her spouse and children under 21 years of age and any corporation, partnership or sole proprietorship which is 100% owned, either alone or in combination, by any of the foregoing; a trustee or other fiduciary purchasing for a single trust or for a single fiduciary account, or a "company" as defined in Section 2(a)(8) of the 1940 Act.



  As used herein, "Participating Funds" refers to certain open-end investment companies advised by the Adviser or Advisory Corp. and distributed by the Distributor as determined from time to time by the Fund's Board of Trustees.

  Volume Discounts. The size of investment shown in the preceding preceding sales charge table applies to the total dollar amount being invested by any person in shares of the Fund, or in any combination of shares of the Fund and shares of other Participating Funds, although other Participating Funds may have different sales charges.

  Cumulative Purchase Discount. The size of investment shown in the preceding sales charge table may also be determined by combining the amount being invested in shares of the Participating Funds plus the current offering price of all shares of the Participating Funds which have been previously purchased and are still owned.


  Letter of Intent. A Letter of Intent provides an opportunity for an investor to obtain a reduced sales charge by aggregating the investments over a 13-month period to determine the sales charge as outlined in the preceding sales charge table. The size of investment shown in the preceding sales charge table also includes purchases of shares of the Participating Funds over a 13-month period based on the total amount of intended purchases plus the value of all shares of the Participating Funds previously purchased and still owned. An investor may elect to compute the 13-month period starting up to 90 days before the date of execution of a Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. If the goal is not achieved within the period, the investor must pay the difference between the sales charges applicable to the purchases made and the sales charges previously paid. The initial purchase must be for an amount equal to at least 5% of the minimum total purchased amount of the level selected. If trades not initially made under a Letter of Intent subsequently qualify for a lower sales charge through the 90-day back-dating provisions, an adjustment will be made at the expiration of the Letter of Intent to give effect to the lower charge. Such adjustments in sales charge will be used to purchase additional shares for the shareholder at the applicable discount category. Additional information is contained in the application form accompanying this Prospectus.


OTHER PURCHASE PROGRAMS

  Purchasers of Class A shares may be entitled to reduced initial sales charges in connection with unit investment trust reinvestment programs and purchases by registered representatives of selling firms or purchases by persons affiliated with the Fund or the Distributor. The Fund reserves the right to modify or terminate these arrangements at any time.

  UNIT INVESTMENT TRUST REINVESTMENT PROGRAMS. The Fund permits unitholders of unit investment trusts to reinvest distributions from such trusts in Class A shares of the Fund, at net asset value and with no minimum initial or subsequent investment requirement, if the administrator of an investor's unit investment trust program meets certain uniform criteria relating to cost savings by the Fund and the Distributor. The total sales charge for all other investments made from unit trust distributions will be 1.00% of the offering price (1.01% of net asset value). Of this amount, the Distributor will pay to the authorized dealer, if any, through which such participation in the qualifying program was initiated 0.50% of the offering price as a dealer concession or agency commission. Persons desiring more information with respect to this program, including the applicable terms and conditions thereof, should contact their authorized dealer or the Distributor.


  The administrator of such a unit investment trust must have an agreement with the Distributor pursuant to which the administrator will (1) submit a single bulk order and make payment with a single remittance for all investments in the Fund during each distribution period by all investors who choose to invest in the Fund through the program and (2) provide Investor Services with appropriate backup data for each participating investor in a computerized format fully compatible with Investor Services' processing system.


  As further requirements for obtaining these special benefits, the Fund also requires that all dividends and other distributions by the Fund be reinvested in additional shares without any systematic withdrawal program. There will be no minimum for reinvestments from unit investment trusts. The Fund will send account activity statements to such participants on a monthly basis only, even if their investments are made more frequently. The Fund reserves the right to modify or terminate this program at any time.

  NAV Purchase Options. Class A shares of the Fund may be purchased at net asset value, upon written assurance that the purchase is made for investment purposes and that the shares will not be resold except through redemption by the Fund, by:


  (1) Current or retired trustees or directors of funds advised by the Adviser or Advisory Corp. and such persons' families and their beneficial accounts.

  (2) Current or retired directors, officers and employees of Morgan Stanley Group Inc. and any of its subsidiaries, employees of an investment subadviser to any fund described in (1) above or an affiliate of such subadviser; and such persons' families and their beneficial accounts.



  (3) Directors, officers, employees and, when permitted, registered representatives of financial institutions that have a selling group agreement with the Distributor and their spouses and children under 21 years of age when purchasing for any accounts they beneficially own, or, in the case of any such financial institution, when purchasing for retirement plans for such institution's employees; provided that such purchases are otherwise permitted by such institutions.



  (4) Registered investment advisers who charge a fee for their services, trust companies and bank trust departments investing on their own behalf or on behalf of their clients. The Distributor may pay authorized dealers through which purchases are made an amount up to 0.50% of the amount invested over a twelve-month period.



  (5) Trustees and other fiduciaries purchasing shares for retirement plans which invest in multiple fund families through broker-dealer retirement plan alliance programs that have entered into agreements with the Distributor and which are subject to certain minimum size and operational requirements. Trustees and other fiduciaries should refer to the Statement of Additional Information for further detail with respect to such alliance programs.



  (6) Beneficial owners of shares of Participating Funds held by a retirement plan or held in a tax-advantaged retirement account who purchase shares of the Fund with proceeds from distributions from such a plan or retirement account other than distributions taken to correct an excess contribution.



  (7) Accounts as to which a bank or broker-dealer charges an account management fee ("wrap accounts"), provided the bank or broker-dealer has a separate agreement with the Distributor.



  (8) Trusts created under pension, profit sharing or other employee benefit plans qualified under Section 401(a) of the Code, or custodial accounts held by a bank created pursuant to Section 403(b) of the Code and sponsored by non-profit organizations defined under Section 501(c)(3) of the Code and assets held by an employer or trustee in connection with an eligible deferred compensation plan under Section 457 of the Code. Such plans will qualify for purchases at net asset value provided, for plans initially establishing accounts with the Distributor in the Participating Funds after February 1, 1997, that (1) the initial amount invested in the Participating Funds is at least $500,000 or (2) such shares are purchased by an employer sponsored plan with more than 100 eligible employees. Such plans that have been established with a Participating Fund or have received proposals from the Distributor prior to February 1, 1997 based on net asset value purchase privileges previously in effect will be qualified to purchase shares of the Participating Funds at net asset value for accounts established on or before May 1, 1997. Section 403(b) and similar accounts for which Van Kampen Trust Company served as custodian will not be eligible for net asset value purchases based on the aggregate investment made by the plan or the number of eligible employees, except under certain uniform criteria established by the Distributor from time to time. A commission will be paid to authorized dealers who initiate and are responsible for such purchases within a rolling twelve-month period as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million, plus 0.50% on the next $47 million, plus 0.25% on the excess over $50 million.



  (9) Individuals who are members of a "qualified group". For this purpose, a qualified group is one which (i) has been in existence for more than six months, (ii) has a purpose other than to acquire shares of the Fund or similar investments, (iii) has given and continues to give its endorsement or authorization, on behalf of the group, for purchase of shares of the Fund and Participating Funds, (iv) has a membership that the authorized dealer can certify as to the group's members and (v) satisfies other uniform criteria established by the Distributor for the purpose of realizing economies of scale in distributing such shares. A qualified group does not include one whose sole organizational nexus, for example, is that its participants are credit card holders of the same institution, policy holders of an insurance company, customers of a bank or broker-dealer, clients of an investment adviser or other similar groups. Shares purchased in each group's participants account in connection with this privilege will be subject to a CDSC of 1.00% in the event of redemption within one year of purchase, and a commission will be paid to authorized dealers who initiate and are responsible for such sales to each individual as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million and 0.50% on the excess over $3 million.

  The term "families" includes a person's spouse, children under 21 years of age, grandchildren, parents, and a person's spouse's parents.



  Purchase orders made pursuant to clause (4) may be placed either through authorized dealers as described above or directly with Investor Services by the investment adviser, trust company or bank trust department, provided that Investor Services receives federal funds for the purchase by the close of business on the next business day following acceptance of the order. An authorized dealer may charge a transaction fee for placing an order to purchase shares pursuant to this provision or for placing a redemption order with respect to such shares. Authorized dealers will be paid a service fee as described herein under "Distribution and Service Plans" on purchases made as described in
(3) through (9) above. The Fund may terminate, or amend the terms of, offering shares of the Fund at net asset value to such groups at any time.


CLASS B SHARES

  Class B shares are offered at net asset value. Class B shares which are redeemed within five years of purchase are subject to a CDSC at the rates set forth in the following table charged as a percentage of the dollar amount subject thereto. The charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no charge is assessed on shares derived from reinvestment of dividends or capital gains distributions. It is presently the policy of the Distributor not to accept any order for Class B shares in an amount of $500,000 or more because it ordinarily will be more advantageous for an investor making such an investment to purchase Class A shares.

  The amount of the CDSC, if any, varies depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchases of shares, all payments during a month are aggregated and deemed to have been made on the last day of the month.

--------------------------------------------------------------------------------

                                                              CONTINGENT DEFERRED SALES CHARGE
                                                                     AS A PERCENTAGE OF
YEAR SINCE PURCHASE                                           DOLLAR AMOUNT SUBJECT TO CHARGE
----------------------------------------------------------------------------------------------
First.......................................................                4.00%
Second......................................................                4.00%
Third.......................................................                3.00%
Fourth......................................................                2.50%
Fifth.......................................................                1.50%
Sixth and After.............................................                None

--------------------------------------------------------------------------------


  In determining whether a CDSC is applicable to a redemption, it is assumed that the redemption is first of any shares in the shareholder's Fund account that are not subject to a CDSC, second of shares held for over five years and third of shares held longest during the five-year period.


  To provide an example, assume an investor purchased 100 shares at $10 per share (at a cost of $1,000) and in the second year after purchase, the net asset value per share is $12 and, during such time, the investor has acquired 10 additional shares upon dividend reinvestment. If at such time the investor makes his or her first redemption of 50 shares (proceeds of $600), 10 shares will not be subject to charge because of dividend reinvestment. With respect to the remaining 40 shares, the charge is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds is subject to a deferred sales charge at a rate of 4.00% (the applicable rate in the second year after purchase).


  A commission or transaction fee of up to 4.00% of the purchase amount will generally be paid to authorized dealers and at the time of purchase. Additionally, the Distributor may, from time to time, pay additional promotional incentives in the form of cash or other compensation, to authorized dealers that sell Class B shares of the Fund.

CLASS C SHARES

  Class C shares are offered at net asset value. Class C shares which are redeemed within the first year of purchase are subject to a CDSC of 1.00%. The charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no charge is assessed on shares derived from reinvestment of dividends or capital gains distributions. It is presently the policy of the Distributor not to accept any order in an amount of $1 million or more for Class C shares because it ordinarily will be more advantageous for an investor making such an investment to purchase Class A shares.


  In determining whether a CDSC is applicable to a redemption, it is assumed that the redemption is first of any shares in the shareholder's Fund account that are not subject to a CDSC and second of shares held for more than one year.



  A commission or transaction fee of up to 1.00% of the purchase amount will generally be paid to authorized dealers at the time of purchase. Authorized dealers also will generally be paid ongoing commissions and transaction fees of up to 0.75% of the average daily net assets of the Fund's Class C shares annually commencing in the second year after purchase. Additionally, the Distributor may, from time to time, pay additional promotional incentives in the form of cash or other compensation, to authorized dealers that sell Class C shares of the Fund.


WAIVER OF CONTINGENT DEFERRED SALES CHARGE


  The CDSC is waived on redemptions of Class B shares and Class C shares (i) following the death or disability (as defined in the Code) of a shareholder;
(ii) in connection with required minimum distributions from an IRA or other retirement plan; (iii) pursuant to the Fund's systematic withdrawal plan but limited to 12% annually of the initial value of the account; (iv) in circumstances under which no commission or transaction fee is paid to authorized dealers at the time of purchase of such shares; or (v) effected pursuant to the right of the Fund to liquidate a shareholder's account as described herein under "Redemption of Shares." The CDSC is also waived on redemptions of Class C shares as it relates to the reinvestment of redemption proceeds in shares of the same class of the Fund within 180 days after redemption. See the Statement of Additional Information for further discussion of waiver provisions.


--------------------------------------------------------------------------------
SHAREHOLDER SERVICES
--------------------------------------------------------------------------------

  The Fund offers a number of shareholder services designed to facilitate investment in its shares at little or no extra cost to the investor. The following is a description of such services.


  INVESTMENT ACCOUNT. Investor Services, transfer agent for the Fund and a wholly-owned subsidiary of Van Kampen, performs bookkeeping, data processing and administration services related to the maintenance of shareholder accounts. Each shareholder has an investment account under which the investor's shares of the Fund are held by Investor Services. Except as described in this Prospectus, after each share transaction in an account, the shareholder receives a statement showing the activity in the account. Each shareholder who has an account in any of the Participating Funds will receive statements quarterly from Investor Services showing any reinvestments of dividends and capital gains distributions and any other activity in the account since the preceding statement. Such shareholders also will receive separate confirmations for each purchase or sale transaction other than reinvestment of dividends and capital gains distributions and systematic purchases or redemptions. Additions to an investment account may be made at any time by purchasing shares through authorized dealers or by mailing a check directly to Investor Services.



  SHARE CERTIFICATES. Generally, the Fund will not issue share certificates. However, upon written or telephone request to the Fund, a share certificate will be issued representing shares (with the exception of fractional shares) of the Fund. A shareholder will be required to surrender such certificates upon redemption thereof. In addition, if such certificates are lost the shareholder must write to Van Kampen Funds, c/o Van Kampen Investor Services Inc., P.O. Box 418256, Kansas City, MO 64141-9256, requesting an "affidavit of loss" and obtain a Surety Bond in a form acceptable to Investor Services. On the date the letter is received Investor Services will calculate a fee for replacing the lost certificates equal to no more than 2.00% of the net asset value of the issued shares, and bill the party to whom the replacement certificate was mailed.

  REINVESTMENT PLAN. A convenient way for investors to accumulate additional shares is by accepting dividends and capital gains distributions in shares of the Fund. Such shares are acquired at net asset value (without sales charge) on the record date. Unless the shareholder instructs otherwise, the reinvestment plan is automatic. This instruction may be made by telephone by calling (800) 341-2911 ((800) 421-2833 for the hearing impaired) or in writing to Investor Services. The investor may, on the initial application or prior to any declaration, instruct that dividends be paid in cash and capital gains distributions be reinvested at net asset value, or that both dividends and capital gains distributions be paid in cash.



  AUTOMATIC INVESTMENT PLAN. An automatic investment plan is available under which a shareholder can authorize Investor Services to debit a bank account on a regular basis to invest pre-determined amounts in the Fund. Additional information is available from the Distributor or authorized dealers.



  RETIREMENT PLANS. Eligible investors may establish individual retirement accounts ("IRAs"); SEP; 401(k) plans; Section 403(b)(7) plans in the case of employees of public school systems and certain non-profit organizations; or other pension or profit sharing plans. Documents and forms containing detailed information regarding these plans are available from the Distributor. Van Kampen Trust Company serves as custodian under the IRA, 403(b)(7) and Keogh plans. Details regarding fees, as well as full plan administration for profit sharing, pension and 401(k) plans are available from the Distributor.



  AUTOMATED CLEARING HOUSE ("ACH") DEPOSITS. Holders of Class A shares can use ACH to have redemption proceeds deposited electronically into their bank accounts. Redemptions transferred to a bank account via the ACH plan are available to be credited to the account on the second business day following normal payment. In order to utilize this option, the shareholder's bank must be a member of ACH. In addition, the shareholder must fill out the appropriate section of the account application. The shareholder must also include a voided check or deposit slip from the bank account into which redemptions are to be deposited together with the completed application. Once Investor Services has received the application and the voided check or deposit slip, such shareholder's designated bank account, following any redemption, will be credited with the proceeds of such redemption. Once enrolled in the ACH plan, a shareholder may terminate participation at any time by writing Investor Services.



  DIVIDEND DIVERSIFICATION. A shareholder may, upon written request or by completing the appropriate section of the application form accompanying this Prospectus or by calling (800) 341-2911 ((800) 421-2833 for the hearing impaired), elect to have all dividends and other distributions paid on a class of shares of the Fund invested into shares of the same class of any Participating Fund so long as the investor has a pre-existing account for such class of shares of the other fund. Both accounts must be of the same type, either non-retirement or retirement. If the accounts are retirement accounts, they must both be for the same class and of the same type of retirement plan (e.g. IRA, 403(b)(7), 401(k), Keogh) and for the benefit of the same individual. If a qualified, pre-existing account does not exist, the shareholder must establish a new account subject to minimum investment and other requirements of the fund into which distributions would be invested. Distributions are invested into the selected fund at its net asset value as of the payable date of the distribution.



  EXCHANGE PRIVILEGE. Shares of the Fund may be exchanged for shares of the same class of any Participating Fund based on the next computed net asset values of each Fund after requesting the exchange without any sales charge, subject to certain limitations. Shares of the Fund may be exchanged for shares of any Participating Fund only if shares of that Participating Fund are available for sale; however, during periods of suspension of sales, shares of a Participating Fund may be available for sale only to existing shareholders of the Participating Fund. Shareholders seeking an exchange into a Participating Fund should obtain and read the current prospectus for such fund.



  To be eligible for exchange, shares of the Fund must have been registered in the shareholder's name for at least 30 days. Shares of the Fund registered in a shareholder's name for less than 30 days may be exchanged only upon receipt of prior approval of the Adviser. It is the policy of the Adviser, under normal circumstances, not to approve such request.



  When Class B shares and Class C shares are exchanged among Participating Funds, the holding period for purposes of computing the CDSC is based upon the date of the initial purchase of such shares from a Participating Fund. If such Class B or Class C shares are redeemed and not exchanged for shares of another Participating Fund, such Class B or Class C shares are subject to the CDSC schedule imposed by the Participating Fund from which such shares were originally purchased.

  Exchanges of shares are sales and may result in a gain or loss for federal income tax purposes. If the shares being exchanged have been held for less than 91 days, the sales charge paid on such shares is carried over and included in the tax basis of the shares acquired.


  To be eligible for exchange, shares of the Fund must have been registered in the shareholder's name for at least 30 days. Shares of the Fund registered in a shareholder's name for less than 30 days may be exchanged only upon receipt of prior approval of the Adviser. It is the policy of the Adviser, under normal circumstances, not to approve such requests.



  A shareholder wishing to make an exchange may do so by sending a written request to Investor Services, or by contacting the telephone transaction line at
(800) 421-5684 ((800) 421-2833 for the hearing impaired). A shareholder automatically has telephone exchange privileges unless otherwise designated in the application form accompanying this Prospectus. Van Kampen and its subsidiaries, including Investor Services (collectively, "VK"), and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape recording telephone communications, and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, neither VK nor the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. VK and the Fund may be liable for any losses due to unauthorized or fraudulent instructions if reasonable procedures are not followed. If the exchanging shareholder does not have an account in the fund whose shares are being acquired, a new account will be established with the same registration, dividend and capital gains options (except dividend diversification) and authorized dealer of record as the account from which shares are exchanged, unless otherwise specified by the shareholder. In order to establish a systematic withdrawal plan for the new account or reinvest dividends from the new account into another fund, however, an exchanging shareholder must file a specific written request. The Fund reserves the right to reject any order to acquire its shares through exchange. In addition, the Fund may modify, restrict or terminate the exchange privilege at any time on 60 days' notice to its shareholders of any termination or material amendment.



  A prospectus of any of these Participating Funds may be obtained from any authorized dealer or the Distributor. An investor considering an exchange to one of such funds should refer to the prospectus for additional information regarding such fund prior to investing.


  SYSTEMATIC WITHDRAWAL PLAN. Any investor whose shares in a single account total $10,000 or more at the offering price next computed after receipt of instructions may establish a monthly, quarterly, semi-annual or annual withdrawal plan. Any investor whose shares in a single account total $5,000 or more at the offering price next computed after receipt of instructions may establish a quarterly, semi-annual or annual withdrawal plan. This plan provides for the orderly use of the entire account, not only the income but also the capital, if necessary. Each withdrawal constitutes a redemption of shares on which any capital gain or loss will be recognized. The planholder may arrange for monthly, quarterly, semi-annual, or annual checks in any amount not less than $25. Such a systematic withdrawal plan may also be maintained by an investor purchasing shares for a retirement plan established on a form made available by the Fund. See "Shareholder Services -- Retirement Plans."

  Class B shareholders and Class C shareholders who establish a withdrawal plan may redeem up to 12% annually of the shareholder's initial account balance without incurring a CDSC. Initial account balance means the amount of the shareholder's investment at the time the election to participate in the plan is made.


  Under the plan, sufficient shares of the Fund are redeemed to provide the amount of the periodic withdrawal payment. Dividends and capital gains distributions on shares held under this plan are reinvested in additional shares at the next determined net asset value. If periodic withdrawals continuously exceed reinvested dividends and capital gains distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted. Withdrawals made concurrently with the purchase of additional shares ordinarily will be disadvantageous to the shareholder because of the duplication of sales charges. Any gain or loss realized by the shareholder upon the redemption of shares is a taxable event. The Fund reserves the right to amend or terminate the systematic withdrawal program on 30 days' notice to its shareholders.



  CHECK WRITING PRIVILEGE. A Class A shareholder holding shares of the Fund for which certificates have not been issued and which are in a non-escrow status may appoint Investor Services as agent by completing the AUTHORIZATION FOR REDEMPTION BY CHECK form and the appropriate section of the application and returning the form and the application to

Investor Services. Once the form is properly completed, signed and returned to the agent, a supply of checks drawn on State Street Bank and Trust Company ("State Street Bank") will be sent to the Class A shareholder. These checks may be made payable by the shareholder to the order of any person in any amount of $100 or more.



  When a check is presented to State Street Bank for payment, full and fractional Class A shares required to cover the amount of the check are redeemed from the shareholder's Class A account by Investor Services at the next determined net asset value. Check writing redemptions represent the sale of shares. Any gain or loss realized on the sale of Class A shares is a taxable event. See "Redemption of Shares."


  Checks will not be honored for redemption of shares held less than 15 days, unless such Class A shares have been paid for by bank wire. Any Class A shares for which there are outstanding certificates may not be redeemed by check. If the amount of the check is greater than the proceeds of all uncertificated shares held in the shareholder's Class A account, the check will be returned and the shareholder may be subject to additional charges. A Class A shareholder may not liquidate the entire account by means of a check. The check writing privilege may be terminated or suspended at any time by the Fund or State Street Bank. Retirement Plans and accounts that are subject to backup withholding are not eligible for the privilege. A "stop payment" system is not available on these checks. See the Statement of Additional Information for further information regarding the establishment of the privilege.


  INTERNET TRANSACTIONS. In addition to performing transactions on your account through written instruction or by telephone, you may also perform certain transactions through the internet. Please refer to our web site at www.van-kampen.com for further instruction. VK and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated through the internet are genuine. Such procedures include requiring use of a personal identification number prior to acting upon internet instructions and providing written confirmation of instructions communicated through the internet. If reasonable procedures are employed neither VK nor the Fund will be liable for following instructions through the internet which it reasonably believes to be genuine. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.

--------------------------------------------------------------------------------
REDEMPTION OF SHARES
--------------------------------------------------------------------------------


  REGULAR REDEMPTIONS. Shareholders may redeem for cash some or all of their shares of the Fund at any time. To do so, a written request in proper form must be sent directly to Van Kampen Investor Services Inc., P.O. Box 418256, Kansas City, Missouri 64141-9256. Shareholders may also place redemption requests through an authorized dealer. Orders received from authorized dealers must be at least $500 unless transmitted via the FUNDSERV network. The redemption price for such shares is the net asset value next calculated after an order is received by an authorized dealer provided such order is transmitted to the Distributor prior to the Distributor's close of business on such day. It is the responsibility of authorized dealers to transmit redemption requests received by them to the Distributor so they will be received prior to such time.


  As described herein under "Purchase of Shares," redemptions of Class B shares and Class C shares are subject to a CDSC. In addition, a CDSC of 1.00% may be imposed on certain redemptions of Class A shares made within one year of purchase for investments of $1 million or more. The CDSC incurred upon redemption is paid to the Distributor in reimbursement for distribution-related expenses. A custodian of a retirement plan account may charge fees based on the custodian's fee schedule.

  The request for redemption must be signed by all persons in whose names the shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption exceed $50,000, or if the proceeds are not to be paid to the record owner at the record address, or if the record address has changed within the previous 30 days, signature(s) must be guaranteed by one of the following: a bank or trust company; a broker-dealer; a credit union; a national securities exchange, registered securities association or clearing agency; a savings and loan association; or a federal savings bank.


  Generally, a properly signed written request with any required signature guarantee is all that is required for a redemption. In some cases, however, other documents may be necessary. For example, although the Fund normally does not issue certificates for shares, it will do so if a special request has been made to Investor Services. In the case of shareholders holding certificates, the certificates for the shares being redeemed must accompany the redemption request.

In the event the redemption is requested by a corporation, partnership, trust, fiduciary, executor or administrator, and the name and title of the individual(s) authorizing such redemption is not shown in the account registration, a copy of the corporate resolution or other legal documentation appointing the authorized signer and certified within the prior 120 days must accompany the redemption request. IRA redemption requests should be sent to the IRA custodian to be forwarded to Investor Services. Where Van Kampen Trust Company serves as custodian, special IRA, 403(b)(7), or Keogh distribution forms must be obtained from and be forwarded to Van Kampen Trust Company, P.O. Box 944, Houston, Texas 77001-0944. Contact the custodian for information.



  In the case of redemption requests sent directly to Investor Services, the redemption price is the net asset value per share next determined after the request is received. Payment for shares redeemed will be made by check mailed within seven days after acceptance by Investor Services of the request and any other necessary documents in proper order. Such payment may be postponed or the right of redemption suspended as provided by the rules of the SEC. If the shares to be redeemed have been recently purchased by check, Investor Services may delay mailing a redemption check until the purchase check has cleared, which may take up to 15 days. A taxable gain or loss will be recognized by the shareholder upon redemption of shares.



  TELEPHONE REDEMPTIONS. In addition to the regular redemption procedures set forth above, the Fund permits redemption of shares by telephone and for redemption proceeds to be sent to the address of record for the account or to the bank account of record as described below. To establish such privilege, a shareholder must complete the appropriate section of the application accompanying this Prospectus or call the Fund at (800) 341-2911 ((800) 421-2833 for the hearing impaired) to request that a copy of the Telephone Redemption Authorization form be sent to them for completion. To redeem shares, contact the telephone transaction line at (800) 421-5684. VK and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape recording telephone communications and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, neither VK nor the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. VK and the Fund may be liable for any losses due to unauthorized or fraudulent instructions if reasonable procedures are not followed. Telephone redemptions may not be available if the shareholder cannot reach Investor Services by telephone, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund's regular redemption procedure previously described. Requests received by Investor Services prior to 4:00 p.m., New York time, on a regular business day will be processed at the net asset value per share determined that day. These privileges are available for all accounts other than retirement accounts or accounts with shares represented by certificates. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.



  For redemptions authorized by telephone, amounts of $50,000 or less may be redeemed daily if the proceeds are to be paid by check and amounts of at least $1,000 up to $1 million may be redeemed daily if the proceeds are to be paid by wire. The proceeds must be payable to the shareholder(s) of record and sent to the address of record for the account or wired directly to their predesignated bank account. This privilege is not available if the address of record has been changed within 30 days prior to a telephone redemption request. Proceeds from redemptions are expected to be wired on the next business day following the date of redemption. This service is also not available with respect to shares held in an individual retirement account (IRA) for which Van Kampen Trust Company acts as custodian. The Fund reserves the right at any time to terminate, limit or otherwise modify this redemption privilege.



  GENERAL REDEMPTION INFORMATION. The Fund may redeem any shareholder account with a net asset value on the date of the notice of redemption less than the minimum initial investment as specified in this Prospectus. At least 60 days advance written notice of any such involuntary redemption is required and the shareholder will be given an opportunity to purchase the required value of additional shares at the next determined net asset value without sales charge. An involuntary redemption may only occur if the shareholder account is less than the minimum initial investment due to shareholder redemptions.



  REDEMPTION UPON DEATH OR DISABILITY. The Fund will waive the CDSC on redemptions following the death or disability of a Class B shareholder or Class C shareholder. An individual will be considered disabled for this purpose if he or she meets the definition thereof in Section 72(m)(7) of the Code, which in pertinent part defines a person as disabled if such person "is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long-continued and indefinite duration." While the

Fund does not specifically adopt the balance of the Code's definition which pertains to furnishing the Secretary of Treasury with such proof as he or she may require, the Distributor will require satisfactory proof of disability before it determines to waive the CDSC on Class B shares and Class C shares.


  In cases of death or disability, the CDSC on Class B shares and Class C shares will be waived where the decedent or disabled person is either an individual shareholder or owns the shares as a joint tenant with right of survivorship or is the beneficial owner of a custodial or fiduciary account, and where the redemption is made within one year of the death or initial determination of disability. This waiver of the CDSC on Class B shares and Class C shares applies to a total or partial redemption, but only to redemptions of shares held at the time of the death or initial determination of disability.



  REINSTATEMENT PRIVILEGE. A Class A shareholder or Class B shareholder who has redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption in Class A shares of the Fund. A Class C shareholder who has redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption in Class C shares of the Fund with credit given for any CDSC paid upon such redemption. Such reinstatement is made at the net asset value (without sales charge except as described under "Shareholder
Services -- Exchange Privilege") next determined after the order is received, which must be within 180 days after the date of the redemption. Reinstatement at net asset value is also offered to participants in those eligible retirement plans held or administered by Van Kampen Trust Company for repayment of principal (and interest) on their borrowings on such plans.


--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLANS
--------------------------------------------------------------------------------

  The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each class of its shares pursuant to Rule 12b-1 under the 1940 Act. The Fund also has adopted a service plan (the "Service Plan") with respect to each class of its shares. The Distribution Plan and the Service Plan provide that the Fund may spend a portion of the Fund's average daily net assets attributable to each class of shares in connection with distribution of the respective class of shares and in connection with the provision of ongoing services to shareholders of each class. The Distribution Plan and the Service Plan are being implemented through an agreement with the Distributor and sub-agreements between the Distributor and brokers, dealers or financial intermediaries (collectively, "Selling Agreements") that may provide for their customers or clients certain services or assistance.

  CLASS A SHARES. The Fund may spend an aggregate amount up to 0.25% per year of the average daily net assets attributable to the Class A shares of the Fund pursuant to the Distribution Plan and Service Plan. From such amount, the Fund may spend up to 0.25% per year of the Fund's average daily net assets attributable to the Class A shares pursuant to the Service Plan in connection with the ongoing provision of services to holders of such shares by the Distributor and by brokers, dealers or financial intermediaries and in connection with the maintenance of such shareholders' accounts. The Fund pays the Distributor the lesser of the balance of the 0.25% not paid to such brokers, dealers or financial intermediaries or the amount of the Distributor's actual distribution related expense.

  CLASS B SHARES. The Fund may spend up to 0.75% per year of the average daily net assets attributable to the Class B shares of the Fund pursuant to the Distribution Plan. In addition, the Fund may spend up to 0.25% per year of the Fund's average daily net assets attributable to the Class B shares pursuant to the Service Plan in connection with the ongoing provision of services to holders of such shares by the Distributor and by brokers, dealers or financial intermediaries and in connection with the maintenance of such shareholders' accounts.

  CLASS C SHARES. The Fund may spend up to 0.75% per year of the average daily net assets attributable to the Class C shares of the Fund pursuant to the Distribution Plan. From such amount, the Fund, or the Distributor as agent for the Fund, pays brokers, dealers or financial intermediaries in connection with the distribution of the Class C shares up to 0.75% of the Fund's average daily net assets attributable to Class C shares maintained in the Fund more than one year by such broker's, dealer's or financial intermediary's customers. The Fund pays the Distributor the lesser of the balance of 0.75% not paid to such brokers, dealers or financial intermediaries or the amount of the Distributor's actual distribution related expense attributable to the Class C shares. In addition, the Fund may spend up to 0.25% per year of the Fund's average daily net assets attributable to the Class C shares pursuant to the Service Plan in connection with the ongoing provision of services to holders of such shares by the Distributor and by brokers, dealers or financial intermediaries and in connection with the maintenance of such shareholders' accounts.

  OTHER INFORMATION. Amounts payable to the Distributor with respect to the Class A Shares under the Distribution Plan in a given year may not fully reimburse the Distributor for its actual distribution-related expenses during such year. In such event, with respect to the Class A shares, there is no carryover of such reimbursement obligations to succeeding years.


  The Distributor's actual expenses with respect to Class B shares or Class C shares for any given year may exceed the amounts payable to the Distributor with respect to such class of shares under the Distribution Plan, the Service Plan and payments received pursuant to the CDSC. In such event, with respect to any such class of shares, any unreimbursed expenses will be carried forward and paid by the Fund (up to the amount of the actual expenses incurred) in future years so long as such Distribution Plan is in effect. Except as mandated by applicable law, the Fund does not impose any limit with respect to the number of years into the future that such unreimbursed expenses may be carried forward (on a Fund level basis). Because such expenses are accounted on a Fund level basis, in periods of extreme net asset value fluctuation such amounts with respect to a particular Class B share or Class C share may be greater or less than the amount of the initial commission (including carrying cost) paid by the Distributor with respect to such share. In such circumstances, a shareholder of a share may be deemed to incur expenses attributable to other shareholders of such class. As of May 31, 1998, there were $7,507,229 and $743,135 of unreimbursed distribution expenses with respect to Class B shares and Class C shares, respectively, representing 19.01% and 21.23% of the Fund's average net assets attributable to Class B shares and Class C shares, respectively. If the Distribution Plan was terminated or not continued, the Fund would not be contractually obligated to pay the Distributor for any expenses not previously reimbursed by the Fund or recovered through CDSC.


  The Distributor will not use the proceeds from the CDSC applicable to a particular class of shares to defray distribution-related expenses attributable to any other class of shares. Various federal and state laws prohibit national banks and some state-chartered commercial banks from underwriting or dealing in the Fund's shares. In addition, state securities laws on this issue may differ from the interpretations of federal law, and banks and financial institutions may be required to register as dealers pursuant to state law. In the unlikely event that a court were to find that these laws prevent such banks from providing such services described above, the Fund would seek alternate providers and expects that shareholders would not experience any disadvantage.

--------------------------------------------------------------------------------
DISTRIBUTIONS FROM THE FUND
--------------------------------------------------------------------------------


  In addition to any increase in the value of shares which the Fund may achieve, shareholders may receive two kinds of return from the Fund: dividends and capital gain dividends.



  DIVIDENDS. Interest earned from debt securities is the Fund's main source of income. This income, less expenses, is declared daily and distributed monthly as dividends to shareholders. Unless the shareholder instructs otherwise, dividends and capital gain dividends are automatically applied to purchase additional shares of the Fund at the next determined net asset value. See "Shareholder Services -- Reinvestment Plan."


  The per share dividends on Class B shares and Class C shares may be lower than the per share dividends on Class A shares as a result of the higher distribution fees and transfer agency costs applicable to such classes of shares.


  CAPITAL GAINS. The Fund may realize capital gains or losses when it sells securities, depending on whether the sales prices for the securities are higher or lower than their purchase prices. The Fund at least annually distributes to shareholders its net capital gains, which are the excess of the Fund's net long-term capital gains, if any on the sale of securities during the year over its net short-term capital losses on the sale of securities, including capital losses carried forward from prior years in accordance with tax laws ("capital gain dividends"). As in the case of income dividends, capital gain dividends are automatically reinvested in additional shares of the Fund at net asset value. See "Shareholder Services -- Reinvestment Plan."


--------------------------------------------------------------------------------
TAX STATUS
--------------------------------------------------------------------------------


  FEDERAL INCOME TAXATION. The Fund has elected and qualified, and intends to continue to qualify each year, to be treated as a regulated investment company under Subchapter M of the Code. To qualify as a regulated investment company, the Fund must comply with certain requirements of the Code relating to, among other things, the source of its income and diversification of its assets.


  If the Fund so qualifies and distributes each year to its shareholders at least 90% of its net investment income (including tax-exempt interest, taxable income and net short-term capital gain, but not net capital gains), it will not be required to pay federal income taxes on any income distributed to shareholders. The Fund intends to distribute at least the minimum amount of net investment income necessary to satisfy the 90% distribution requirement. The Fund will not be subject to federal income tax on any net capital gains distributed to shareholders.



  In order to avoid a 4% excise tax, the Fund will be required to distribute, by December 31(st) of each year, at least an amount equal to the sum of (i) 98% of its ordinary income (not including tax-exempt income) for such year and (ii) 98% of its capital gain net income (the latter of which generally is computed on the basis of the one-year period ending on October 31(st) of such year), together with any amounts that were not distributed in previous taxable years. For purposes of the excise tax, any ordinary income or capital gain net income retained by, and subject to federal income tax in the hands of, the Fund will be treated as having been distributed.


  If the Fund failed to qualify as a regulated investment company or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits would be taxed to shareholders as ordinary income. To qualify again as a regulated investment company in a subsequent year, the Fund may be required to pay an interest charge on 50% of its earnings and profits attributable to non-regulated investment company years and would be required to distribute such earnings and profits to shareholders (less any interest charge). In addition, if the Fund failed to qualify as a regulated investment company for its first taxable year or, if immediately after qualifying as a regulated investment company for any taxable year, it failed to qualify for a period greater than one taxable year, the Fund would be required to recognize any net built-in gains (the excess of aggregate gains, including items of income, over aggregate losses that would have been realized if it had been liquidated) in order to qualify as a regulated investment company in a subsequent year.


  Some of the Fund's investment practices are subject to special provisions of the Code that, among other things, may defer the use of certain losses of the Fund and affect the holding period of the securities held by the Fund and the character of the gains or losses realized by the Fund. These provisions may also require the Fund to recognize income or gain without receiving cash with which to make distributions in the amounts necessary to satisfy the 90% distribution requirement and the distribution requirements for avoiding income and excise taxes. The Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.



  Investments of the Fund in securities issued at a discount or providing for deferred interest or payment of interest in kind are subject to special tax rules that will affect the amount, timing and character of distributions to shareholders. For example, with respect to securities issued at a discount, the Fund will be required to accrue as income each year a portion of the discount and to distribute such income each year in order to maintain its qualification as a regulated investment company and to avoid income and excise taxes. In order to generate sufficient cash to make distributions necessary to satisfy the 90% distribution requirement and to avoid income and excise taxes, the Fund may have to dispose of securities that it would otherwise have continued to hold.



  DISTRIBUTIONS. Distributions of the Fund's net investment income are taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of capital gain dividends, if any, are taxable to shareholders as long-term capital gains regardless of the length of time shares of the Fund have been held by such shareholders. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming such shares are held as a capital asset). For a summary of the tax rates applicable to capital gains (including capital gain dividends), see "Capital Gains Rates" below. Tax-exempt shareholders not subject to federal income tax on their income generally will not be taxed on distributions from the Fund.


  Shareholders receiving distributions in the form of additional shares issued by the Fund will be treated for federal income tax purposes as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the distribution date. The basis of such shares will equal the fair market value on the distribution date.

  The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year. Fund distributions generally will not qualify for the dividends received deduction for corporations.



  Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by the Fund and received by the shareholders on the December 31(st) prior to the date of payment. In addition, certain other distributions made after the close of a taxable year of the Fund may be "spilled back" and treated as paid by the Fund (except for purposes of the 4% excise tax) during such taxable year. In such case, shareholders will be treated as having received such dividends in the taxable year in which the distribution was actually made.



  Income from investments in foreign securities received by the Fund may be subject to income, withholding and other taxes imposed by foreign countries and U.S. possessions. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Investors may be entitled to claim United States foreign tax credits with respect to such taxes, subject to certain provisions and limitations contained in the Code. If more than 50% in value of the Fund's total assets at the close of its fiscal year consists of securities of foreign issuers and the Fund meets certain holding period requirements with respect to such securities, the Fund will be eligible to file, and may file elections with the Internal Revenue Service pursuant to which shareholders of the Fund will be required to (i) include their respective pro rata portions of such taxes in their United States income tax returns as gross income, and (ii) treat such respective pro rata portions as taxes paid by them. Each shareholder will be entitled, subject to certain limitations, to either deduct his pro rata portion of such foreign taxes in computing his taxable income or use them as foreign tax credits against his United States federal income taxes. No deduction for such foreign taxes may be claimed by a shareholder who does not itemize deductions. Each shareholder will be notified annually whether the foreign taxes paid by the Fund will "pass through" for that year and, if so, such notification will designate (i) the shareholder's portion of the foreign taxes paid to each such country and (ii) the portion of dividends that represent income derived from sources within each such country. The amount of foreign taxes for which a shareholder may claim a credit in any year will be subject to an overall limitation such that the credit may not exceed the shareholder's United States federal income tax attributable to the shareholder's foreign source taxable income. This limitation generally applies separately to certain specific categories of foreign source income including "passive income" which includes, among other types of income, dividends and interest. The foregoing is only a general description of the foreign tax credit under current law. Because application of the foreign tax credits depends on the particular circumstances of each shareholder, shareholders are advised to consult their own tax advisers.


  Under Code Section 988, foreign currency gains or losses from certain forward contracts not traded in the interbank market as well as certain other gains or losses attributable to currency exchange rate fluctuations are typically treated as ordinary income or loss. Such income or loss may increase or decrease (or possibly eliminate) the Fund's income available for distribution. If, under the rules governing the tax treatment of foreign currency gains and losses, the Fund's income available for distribution is decreased or eliminated, all or a portion of the dividends declared by the Fund may be treated for federal income tax purposes as a return of capital or, in some circumstances, as capital gain. Generally, a shareholder's tax basis in Fund shares will be reduced to the extent that an amount distributed to such shareholder is treated as a return of capital.

  The Fund may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is a foreign corporation that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a regulated investment company that holds stock of a PFIC will be subject to federal income tax (i) on a portion of any "excess distribution" received on the stock or (ii) on any gain from a sale or disposition of the stock (collectively, "PFIC income"), plus interest thereon, even if the regulated investment company distributes the PFIC income as a taxable dividend to its stockholders. The balance of the PFIC income will be included in the regulated investment company's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders. If the Fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund," then in lieu of the foregoing tax and interest obligation, the Fund would be required to include in income each year its pro rata share of the qualified electing fund's annual ordinary earnings and net capital gain, which most likely would have to be distributed by the Fund to satisfy the distribution requirement for avoiding income and excise taxes. In many instances it may be very difficult to make this election due to certain requirements imposed with respect to the election.

  As an alternative to making the above-described election to treat the PFIC as a qualified electing fund, the Fund may make an election to annually mark-to-market PFIC stock that it owns (a "PFIC Mark-to-Market Election"). "Marking-to-market," in this context, means recognizing as ordinary income or loss each year an amount equal to the difference between the Fund's adjusted tax basis in such PFIC stock and its fair market value. Losses will be allowed only to the extent of net mark-to-market gain previously included by the Fund pursuant to the election for prior taxable years. The Fund may be required to include in its taxable income for the first taxable year in which it makes a PFIC Mark-to-Market Election an amount equal to the interest charge that would otherwise accrue with respect to distributions on, or distributions of, the PFIC stock. This amount would not be deductible from the Fund's taxable income. The PFIC Mark-to-Market Election applies to the taxable year for which made and to all subsequent taxable years, unless the Internal Revenue Service consents to revocation of the election. By making the PFIC Mark-to-Market Election, the Fund could ameliorate the adverse tax consequences arising from its ownership of PFIC stock, but in any particular year may be required to recognize income in excess of the distributions it receives from the PFIC and proceeds from the dispositions of PFIC stock.



  The Fund is required, in certain circumstances, to withhold 31% of dividends and certain other payments, including redemptions, paid to shareholders who do not furnish to the Fund their correct taxpayer identification number (in the case of individuals, their social security number) and certain required certifications or who are otherwise subject to backup withholding. Foreign shareholders, including shareholders who are resident alien individuals, may be subject to United States withholding tax on certain distributions (whether received in cash or shares) at a rate of 30% or such lower rates as prescribed by an applicable treaty.



  SALE OF SHARES. The sale of shares (including transfers in connection with a redemption or repurchase of shares) will be a taxable transaction for federal income tax purposes. Selling shareholders will generally recognize gain or loss in an amount equal to the difference between their adjusted tax basis in the shares and the amount received. If such shares are held as a capital asset, the gain or loss will be a capital gain or loss. Any loss recognized upon a taxable disposition of shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received with respect to such shares. For a summary of the tax rates applicable to capital gains, see "Capital Gains Rates" below. For purposes of determining whether shares have been held for six months or less, the holding period is suspended for any periods during which the shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options or short sales.



  CAPITAL GAINS RATES. The maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers is (i) the same as the maximum ordinary income tax rate for capital assets held for one year or less or (ii) 20% for capital assets held for more than one year. A special 28% tax rate may apply to a portion of the capital gain dividends paid by the Fund with respect to its taxable year ended May 31, 1998.



  GENERAL. The federal income tax discussion set forth above is for general information only. Prospective investors should consult their advisors regarding the specific federal income tax consequences of purchasing, holding and disposing of shares, as well as the effects of state, local and foreign tax laws and any proposed tax law changes.


--------------------------------------------------------------------------------
FUND PERFORMANCE
--------------------------------------------------------------------------------


  From time to time the Fund may advertise its total return for prior periods. Any such advertisement would include at least average annual total return quotations for one year, five year and ten year periods or for the life of the Fund. Other total return quotations, aggregate or average, over other time periods may also be included.


  The total return of the Fund for a particular period represents the increase (or decrease) in the value of a hypothetical investment in the Fund from the beginning to the end of the period. Total return is calculated by subtracting the value of the initial investment from the ending value and showing the difference as a percentage of the initial investment; the calculation assumes the initial investment is made at the current maximum public offering price (which includes a maximum sales charge of 4.75% for Class A shares); that all income dividends or capital gains distributions during the period are reinvested in Fund shares at net asset value; and that any applicable CDSC has been paid. The Fund's total return will vary depending on market conditions, the securities comprising the Fund's portfolio, the Fund's operating expenses and unrealized net capital gains or losses during the period. Total return is based on historical earnings and asset value fluctuations and is not intended to indicate future performance. No adjustments are made to reflect any income taxes payable by shareholders on dividends and distributions by the Fund.

  Average annual total return quotations for periods of two or more years are computed by finding the average annual compounded rate of return over the period that would equate the initial amount invested to the ending redeemable value.

  In addition to total return information, the Fund may also advertise its current "yield." Yield figures are based on historical earnings and are not intended to indicate future performance. Yield is determined by analyzing the Fund's net income per share for a 30-day (or one-month) period (which period will be stated in the advertisement), and dividing by the maximum offering price per share on the last day of the period. A "bond equivalent" annualization method is used to reflect a semiannual compounding.

  For purposes of calculating yield quotations, net income is determined by a standard formula prescribed by the SEC to facilitate comparison with yields quoted by other investment companies. Net income computed for this formula differs from net income reported by the Fund in accordance with generally accepted accounting principles and from net income computed for federal income tax reporting purposes. Thus the yield computed for a period may be greater or less than the Fund's then current dividend rate.

  The Fund's yield is not fixed and will fluctuate in response to prevailing interest rates and the market value of portfolio securities, and as a function of the type of securities owned by the Fund, portfolio maturity and the Fund's expenses.

  Yield quotations should be considered relative to changes in the net asset value of the Fund's shares, the Fund's investment policies, and the risks of investing in shares of the Fund. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


  To increase the yield of the Fund, the Adviser, may from time to time, undertake to reduce the Fund's expenses by reducing fees payable to itself or reimbursing certain Fund expenses. A yield quotation which reflects a fee waiver of an expense reimbursement by the Adviser will be higher than a yield quotation without such expense reimbursement or subsidy. The Adviser may stop such waivers or reimbursements at any time.



  Yield and total return are calculated separately for Class A shares, Class B shares and Class C shares. Class A shares' total return figures include the maximum sales charge of 4.75%; Class B shares' and Class C shares' total return figures include any applicable CDSC. Because of the differences in sales charges and distribution fees, the total returns for each of the classes will differ.


  From time to time, the Fund may include in its sales literature and shareholder reports a quotation of the current "distribution rate" for each class of shares of the Fund. Distribution rate is a measure of the level of income and short-term capital gain dividends, if any, distributed for a specified period. Distribution rate differs from yield, which is a measure of the income actually earned by the Fund's investments, and from total return, which is a measure of the income actually earned by the Fund's investments, plus the effect of any realized and unrealized appreciation or depreciation of such investments during a stated period. Distribution rate is, therefore, not intended to be a complete measure of the Fund's performance. Distribution rate may sometimes be greater than yield since, for instance, it may not include the effect of amortization of bond premiums, and may include non-recurring short-term capital gains and premiums from futures transactions engaged in by the Fund. Distribution rates will be computed separately for each class of the Fund's shares.


  In reports or other communications to shareholders or in advertising material, the Fund may compare its performance with that of other mutual funds as listed in the rankings or ratings prepared by Lipper Analytical Services, Inc., CDA, Morningstar Mutual Funds or similar independent services which monitor the performance of mutual funds or with the Consumer Price Index, the Dow Jones Industrial Average Index, other appropriate indices of investment securities, or with investment or savings vehicles. The performance information may also include evaluations of the Fund published by nationally recognized ranking services and by nationally recognized financial publications. Such comparative performance information will be stated in the same terms in which the comparative data or indices are stated. Such advertisements and sales material may also include a yield quotation as of a current period. In each case, such total return and yield information, if any, will be calculated pursuant to rules established by the SEC and will be computed separately for each class of the Fund's shares. For these purposes, the performance of the Fund, as well as the performance of other mutual funds or indices, do not reflect sales charges, the inclusion of which would reduce Fund performance. The Fund will include performance data for each class of shares of the Fund in any advertisement or information including performance data of the Fund. The Fund may also refer to results of top performing world bond markets as compiled by Morgan Stanley Capital International or other independent statistical services.


  The Fund may also utilize performance information in hypothetical illustrations provided in narrative form. These hypotheticals will be accompanied by standard performance information required by the SEC as described above.



  The Fund's Annual Report and Semi-Annual Report contain additional performance information. A copy of the Annual Report or Semi-Annual Report may be obtained without charge by calling or writing the Fund at the telephone number and address printed on the cover of this Prospectus.


--------------------------------------------------------------------------------
DESCRIPTION OF SHARES OF THE FUND
--------------------------------------------------------------------------------


  The Trust was originally incorporated in the State of Maryland on May 25, 1990. The Trust was reorganized as a business trust under the laws of the State of Delaware as of August 31, 1995. On July 14, 1998, the Trust adopted its current name.



  The authorized capitalization of the Trust consists of an unlimited number of shares of beneficial interest, par value $0.01 per share, divided into classes. The Fund currently offers three classes of shares, designated Class A shares, Class B shares and Class C shares. Other classes may be established from time to time in accordance with provisions of the Trust's Declaration of Trust.



  Each class of shares represents an interest in the same assets of the Fund and generally are identical in all respects except that each class bears certain distribution expenses and has exclusive voting rights with respect to its distribution fee. Except as described herein, there are no conversion, preemptive or other subscription rights. In the event of liquidation, each of the shares of the Fund is entitled to its portion of all of the Fund's net assets after all debt and expenses of the Fund have been paid. Since Class B shares and Class C shares pay higher distribution fees and transfer agency costs, the liquidation proceeds to Class B shareholders and Class C shareholders are likely to be lower than to other shareholders.


  The Fund does not contemplate holding regular meetings of shareholders to elect Trustees or otherwise. However, the holders of 10% or more of the outstanding shares may by written request require a meeting to consider the removal of Trustees by a vote of two-thirds of the shares then outstanding cast in person or by proxy at such meeting. The Fund will assist such holders in communicating with other shareholders of the Fund to the extent required by the 1940 Act. More detailed information concerning the Fund is set forth in the Statement of Additional Information.


  The Trust's Declaration of Trust provides that no Trustee, officer or shareholder of the Fund shall be held to any personal liability, nor shall resort be had to his or her private property for the satisfaction of any obligation or liability of the Fund but the assets of the Fund only shall be liable.


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------


  This Prospectus and the Statement of Additional Information do not contain all the information set forth in the Registration Statement filed by the Trust with the SEC under the 1933 Act. Copies of the Registration Statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the office of the SEC in Washington, D.C.



  The fiscal year end of the Fund is May 31. The Fund sends to its shareholders at least semi-annually reports showing the Fund's portfolio and other information. An Annual Report, containing financial statements audited by the Fund's independent accountants, is sent to shareholders each year. After the end of each year, shareholders will receive federal income tax information regarding dividends and capital gains distributions.

EXISTING SHAREHOLDERS--
FOR INFORMATION ON YOUR
EXISTING ACCOUNT PLEASE CALL
THE FUND'S TOLL-FREE
NUMBER--(800) 341-2911

PROSPECTIVE INVESTORS--CALL
YOUR BROKER OR (800) 421-5666

DEALERS--FOR DEALER
INFORMATION, SELLING
AGREEMENTS, WIRE ORDERS, OR
REDEMPTIONS CALL THE
DISTRIBUTOR'S TOLL-FREE
NUMBER--(800) 421-5666

FOR SHAREHOLDER AND DEALER
INQUIRIES THROUGH
TELECOMMUNICATIONS DEVICE
FOR THE DEAF (TDD)
DIAL (800) 421-2833

FOR AUTOMATED TELEPHONE
SERVICES DIAL (800) 847-2424

VAN KAMPEN
GLOBAL GOVERNMENT
SECURITIES FUND
One Parkview Plaza
Oakbrook Terrace, IL 60181



Investment Adviser
VAN KAMPEN
ASSET MANAGEMENT INC.
One Parkview Plaza
Oakbrook Terrace, IL 60181



Investment Subadviser
MORGAN STANLEY ASSET
MANAGEMENT INC.
1221 Avenue of the Americas
New York, NY 10020


Distributor
VAN KAMPEN FUNDS INC.
One Parkview Plaza
Oakbrook Terrace, IL 60181


Transfer Agent
VAN KAMPEN INVESTOR
SERVICES INC.
P.O. Box 418256
Kansas City, MO 64141-9256
Attn: Van Kampen
     Global Government Securities Fund


Custodian
STATE STREET BANK AND
TRUST COMPANY
225 West Franklin Street
P.O. Box 1713
Boston, MA 02105-1713
Attn: Van Kampen
     Global Government Securities Fund

Legal Counsel
SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, IL 60606

Independent Accountants
PRICEWATERHOUSECOOPERS LLP
200 East Randolph Drive
Chicago, IL 60601

--------------------------------------------------------------------------------

                               GLOBAL GOVERNMENT
                                SECURITIES FUND

--------------------------------------------------------------------------------

       P       R       O      S      P      E      C      T      U      S
                               SEPTEMBER 28, 1998




                            [VAN KAMPEN FUNDS LOGO]


                                                                   GGS PRO  9/98

                      STATEMENT OF ADDITIONAL INFORMATION


                  VAN KAMPEN GLOBAL GOVERNMENT SECURITIES FUND



     Van Kampen Global Government Securities Fund (the "Fund") is a separate, non-diversified series of Van Kampen World Portfolio Series Trust (the "Trust"), an open-end management investment company. This Statement of Additional Information is not a prospectus. This Statement of Additional Information should be read in conjunction with the Fund's Prospectus (the "Prospectus") dated as of the same date as this Statement of Additional Information. This Statement of Additional Information does not include all the information a prospective investor should consider before purchasing shares of the Fund. Investors should obtain and read the Prospectus prior to purchasing shares of the Fund. A Prospectus may be obtained without charge by writing or calling Van Kampen Funds Inc. at One Parkview Plaza, Oakbrook Terrace, Illinois 60181 or (800) 421-5666.


                               TABLE OF CONTENTS


                                                              PAGE
                                                              ----
General Information.........................................  B-2
Investment Policies and Techniques..........................  B-2
Options, Futures Contracts and Related Options..............  B-3
European Currency Transition................................  B-11
Repurchase Agreements.......................................  B-11
Loans of Portfolio Securities...............................  B-11
Investment Restrictions.....................................  B-12
Trustees and Officers.......................................  B-14
Legal Counsel...............................................  B-21
Investment Advisory Agreements..............................  B-21
Distributor.................................................  B-22
Distribution and Service Plans..............................  B-23
Transfer Agent..............................................  B-24
Portfolio Transactions and Brokerage........................  B-24
Determination of Net Asset Value............................  B-25
Purchase and Redemption of Shares...........................  B-26
Exchange Privilege..........................................  B-28
Tax Status of the Fund......................................  B-29
Fund Performance............................................  B-29
Other Information...........................................  B-30
Report of Independent Accountants...........................  B-31
Financial Statements........................................  B-32
Notes to Financial Statements...............................  B-39



     THIS STATEMENT OF ADDITIONAL INFORMATION IS DATED SEPTEMBER 28, 1998.

GENERAL INFORMATION


     Van Kampen World Portfolio Series Trust (the "Trust") was originally incorporated in Maryland on May 25, 1990 as American Capital World Portfolio Series, Inc. As of August 31, 1995, the Trust was reorganized as a business trust under the laws of the State of Delaware as Van Kampen American Capital World Portfolio Series Trust. On July 14, 1998, the Trust adopted its current name. The Trust is currently comprised of one series: Van Kampen Global Government Securities Fund (the "Fund").



     Van Kampen Asset Management Inc. (the "Adviser"), Van Kampen Funds Inc. (the "Distributor") and Van Kampen Investor Services Inc. ("Investor Services") are wholly-owned subsidiaries of Van Kampen Investments Inc. ("Van Kampen"), which is an indirect wholly-owned subsidiary of Morgan Stanley Dean Witter & Co. The principal office of the Fund, the Adviser, the Distributor and Van Kampen is located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181.



     Morgan Stanley Dean Witter & Co. and various of its directly or indirectly owned subsidiaries, including Morgan Stanley Asset Management Inc., an investment adviser ("MSAM" or the "Subadviser"), Morgan Stanley & Co. Incorporated, a registered broker-dealer and investment adviser, and Morgan Stanley International, are engaged in a wide range of financial services. Their principal businesses include securities underwriting, distribution and trading; merger, acquisition, restructuring and other corporate finance advisory activities; merchant banking; stock brokerage and research services; credit services; asset management; trading of futures, options, foreign exchange, commodities and swaps (involving foreign exchange, commodities, indices and interest rates); real estate advice, financing and investing; and securities lending.



     As of September 22, 1998, no one person was known to own beneficially or to hold of record 5% or more of the outstanding shares of any class of the Fund except for those listed below:



                                                     AMOUNT OF
                                                   OWNERSHIP AT
                NAME AND ADDRESS                   SEPTEMBER 22,           CLASS
                    OF HOLDER                          1998              OF SHARES         PERCENT OWNERSHIP
                ----------------                   -------------         ---------         -----------------
Van Kampen Trust                                     582,863.99            A                     20.82%
  Company                                            721,128.96            B                     15.32%
  2800 Post Oak Blvd.                                 25,115.02            C                      5.86%
  Houston, TX 77056



     Van Kampen Trust Company acts as custodian for certain employee benefit plans and independent retirement accounts.


INVESTMENT POLICIES AND TECHNIQUES


     The Fund's primary investment objective is to seek to provide a high level of current income. The Fund's secondary investment objectives are capital appreciation and protection of principal. The Fund seeks to achieve its investment objectives by investing.

DESCRIPTION OF BOND RATINGS

     Moody's Investors Service, Inc. ("Moody's") rates the long-term debt securities issued by various entities from "Aaa" to "C". High quality ratings are as follows:

          Aaa -- Best quality. These securities carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

          Aa -- High quality by all standards. They are rated lower than the best bond because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat greater.

     Standard & Poor's Ratings Group ("S&P") rates the long-term debt securities of various entities in categories ranging from "AAA" to "D" according to quality. High quality ratings are as follows:

          AAA -- Highest rating. Capacity to pay interest and repay principal is extremely strong.

          AA -- High grade. Very strong capacity to pay interest and repay principal. Generally, these bonds differ from AAA issues only in a small degree.

COMMERCIAL PAPER RATINGS

     Moody's employs the designations "Prime-1," "Prime-2" and "Prime-3" to indicate commercial paper having the highest capacity for timely repayment. Issuers rated Prime-1 have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protections; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity. Issues rated Prime-2 have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     S&P ratings of commercial paper are graded into four categories ranging from "A" for the highest quality obligations to "D" for the lowest. A -- Issues assigned its highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with numbers 1, 2, and 3 to indicate the relative degree of safety. A-1 -- This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics will be denoted with a plus (+) sign designation.
A-2 -- Capacity for timely payments on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated "A-1".

OPTIONS, FUTURES CONTRACTS AND RELATED OPTIONS

     The Fund may engage in transactions in options, futures contracts and related options on futures contracts. Set forth below is certain additional information regarding options, futures contracts and related options. See Prospectus for further information.

WRITING CALL AND PUT OPTIONS

     Purpose. The principal reason for writing options is to obtain, through receipt of premiums, a greater current return or total return than would be realized on the underlying securities alone. Such returns could be expected to fluctuate because premiums earned from an option writing program and dividend or interest income yields on portfolio securities vary as economic and market conditions change. Writing options on portfolio securities is also likely to result in a substantially higher portfolio turnover rate.

     Writing Options. The purchaser of a call option pays a premium to the writer (i.e., the seller) for the right to buy the underlying security from the writer at a specified price during a certain period. The Fund writes call options either on a covered basis, or for cross-hedging purposes. A call option is covered if, at all times during the option period, the Fund owns or has the right to acquire the underlying subject to the call option. An option is for cross-hedging purposes if it is not covered but is designed to provide a hedge against a security which the Fund owns or has the right to acquire. In such circumstances, the Fund collateralizes the option by maintaining in a segregated account with the Fund's Custodian, cash or liquid securities in an amount not less than the market value of the underlying security, marked to market daily, while the option is outstanding.

     The purchaser of a put option pays a premium to the writer (i.e., the seller) for the right to sell the underlying security to the writer at a specified price during a certain period. The Fund would write put options only on a secured basis, which means that, at all times during the option period, the Fund would maintain in a segregated account with its Custodian cash or liquid securities in an amount of not less than the exercise price of the option, or would hold a put on the same underlying security at an equal or greater exercise price.

     Closing Purchase Transactions and Offsetting Transactions. In order to terminate its position as a writer of a call or put option, the Fund could enter into a "closing purchase transaction," which is the purchase of a call (put) on the same underlying security and having the same exercise price and expiration date as the call (put) previously written by the Fund. The Fund would realize a gain (loss) if the premium plus commission paid in the closing purchase transaction is less (greater) than the premium it received on the sale of the option. The Fund would also realize a gain if an option it has written lapses unexercised.

     The Fund could write options that are listed on an exchange as well as options which are privately negotiated in over-the-counter transactions. The Fund could close out its position as a writer of an option only if a liquid secondary market exists for options of that series, but there is no assurance that such a market will exist, particularly in the case of over-the-counter options, since they can be closed out only with the other party to the transaction. Alternatively, the Fund could purchase an offsetting option, which would not close out its position as a writer, but would provide an asset of equal value to its obligation under the option written. If the Fund is not able to enter into a closing purchase transaction or to purchase an offsetting option with respect to an option it has written, it will be required to maintain the securities subject to the call or the collateral underlying the put until a closing purchase transaction can be entered into (or the option is exercised or expires), even though it might not be advantageous to do so.

     The exercise price of call options may be below ("in-the-money"), equal to ("at-the-money"), or above ("out-of-the-money") the current market value of the underlying securities or futures contracts at the time the options are written. The converse applies to put options.

     Risks of Writing Options. By writing a call option, the Fund loses the potential for gain on the underlying security above the exercise price while the option is outstanding; by writing a put option the Fund might become obligated to purchase the underlying security at an exercise price that exceeds the then current market price.

PURCHASING CALL AND PUT OPTIONS

     The Fund could purchase call options to protect (i.e., hedge) against anticipated increases in the prices of securities it wishes to acquire. Alternatively, call options could be purchased for capital appreciation. Since the premium paid for a call option is typically a small fraction of the price of the underlying security, a given amount of funds will purchase call options covering a much larger quantity of such security than could be purchased directly. By purchasing call options, the Fund could benefit from any significant increase in the price of the underlying security to a greater extent than had it invested the same amount in the security directly. However, because of the very high volatility of option premiums, the Fund would bear a significant risk of losing the entire premium if the price of the underlying security did not rise sufficiently, or if it did not do so before the option expired.

     Put options may be purchased to protect (i.e., hedge) against anticipated declines in the market value of either specific portfolio securities or of the Fund's assets generally. Alternatively, put options may be purchased for capital appreciation in anticipation of a price decline in the underlying security and a corresponding increase in the value of the put option. The purchase of put options for capital appreciation involves the same significant risk of loss as described above for call options.

     In any case, the purchase of options for capital appreciation would increase the Fund's volatility by increasing the impact of changes in the market price of the underlying securities on the Fund's net asset value.

     The Fund may be purchased either listed or over-the-counter options.

FUTURES CONTRACTS


     The Fund may engage in transactions involving futures contracts and related options in accordance with rules and interpretations of the Commodity Futures Trading Commission ("CFTC") under which the Fund would be exempt from registration as a "commodity pool."


     The Fund may enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indices including any index of U.S. Government Securities, Foreign Government Securities or corporate debt securities. U.S. futures contracts have been designed by exchanges which have been designated "contracts markets" by the CFTC, and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of exchange markets, and, through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange. The Fund may enter into futures contracts which are based on debt securities that are backed by the full faith and credit of the U.S. Government, such as long-term U.S. Treasury Bonds, Treasury Notes, Government National Mortgage Association modified pass-through mortgage-backed securities and three-month U.S. Treasury Bills. The Fund may also enter into futures contracts which are based on bonds issued by entities other than the U.S. Government.

     Initial and Variation Margin. In contrast to the purchase or sale of a security, no price is paid or received upon the purchase or sale or a futures contract. Initially, the Fund is required to deposit with its Custodian in an account in the broker's name an amount of cash or liquid securities equal to a percentage (which may range upward from 5%) of the contract amount. This amount is known as initial margin. The nature of initial margin in futures transactions is different from that of margin in securities transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transaction. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract, which is returned to the Fund upon termination of the futures contract and satisfaction of its contractual obligations. Subsequent payments to and from the broker, called variation margin, are made on a daily basis as the price of the underlying securities or index fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as marking to market.

     For example, when the Fund has purchased a futures contract and the price of the underlying security or index rises, that position increases in value, and the Fund will receive from the broker a variation margin payment equal to that increase in value. Conversely, where the Fund has purchased a futures contract and the value of the underlying security or index declines, the position is less valuable, and the Fund is required to make a variation margin payment to the broker.

     At any time prior to expiration of the futures contract, the Fund may elect to terminate the position by taking an opposite position. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain.

     Futures Strategies. When the Fund anticipates a significant market or market sector advance, the purchase of a futures contract affords a hedge against not participating in the advance at a time when the Fund is otherwise fully invested ("anticipatory hedge"). Such purchase of a futures contract serves as a temporary substitute for the purchase of individual securities, which may be purchased in an orderly fashion once the market has stabilized. As individual securities are purchased, an equivalent amount of futures contracts could be terminated by offsetting sales. The Fund may sell futures contracts in anticipation of or in a general market or market sector decline that may adversely affect the market value of the Fund's securities ("defensive hedge"). To the extent that the Fund's portfolio of securities changes in value in correlation with the underlying security or index, the sale of futures contracts substantially reduces the risk to the Fund of a market decline and, by so doing, provides an alternative to the liquidation of securities positions in the Fund with attendant transaction costs.

     In the event of the bankruptcy of a broker through which the Fund engages in transactions in options, futures or related options, the Fund could experience delays or losses in liquidating open positions purchased or incur a loss of all or part of its margin deposits with the broker. Transactions are entered into by the Fund only with brokers or financial institutions deemed creditworthy by the Adviser.

     Special Risks Associated with Futures Transactions. There are several risks connected with the use of futures contracts as a hedging device. These include the risk of imperfect correlation between movements in the price of the futures contracts and of the underlying securities, currency or index, the risk of market distortion, the illiquidity risk and the risk of error in anticipating price movement.


     There may be an imperfect correlation, or no correlation, between movements in the price of the futures contracts and of the securities being hedged. The risk of imperfect correlation increases as the composition of the securities being hedged diverges from the securities, currency or index, upon which the futures contract is based. If the price of the futures contract moves less than the price of the securities being hedged, the hedge will not be fully effective. To compensate for the imperfect correlation, the Fund could buy or sell futures contracts in a greater (lesser) dollar amount than the dollar amount of securities being hedged if the historical volatility of the securities being hedged is greater (lesser) than the historical volatility of the securities, currency or index, underlying the futures contract. It is also possible that the value of futures contracts held by the Fund could decline at the same time as portfolio securities being hedged; if this occurred, the Fund would lose money on the futures contract in addition to suffering a decline in value in the portfolio securities being hedged.


     There is also the risk that the price of futures contracts may not correlate perfectly with movements in the securities, currencies or index underlying the futures contract due to certain market distortions. First, all participants in the futures market are subject to margin depository and maintenance requirements. Rather than meet additional margin depository requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the futures market and the securities, currencies or index underlying the futures contract. Second, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in securities markets. Therefore, increased participation by speculators in the futures markets may cause temporary price distortions. Due to the possibility of price distortion in the futures markets and because of the imperfect correlation between the movements in the futures contracts and movements in the securities or currencies underlying them, a correct forecast of general market trends by the Adviser may still not result in a successful hedging transaction.

     There is also the risk that futures markets may not be sufficiently liquid. Futures contracts may be closed out only on an exchange or board of trade that provides a market for such futures contracts. Although the Fund intends to purchase or sell futures only on exchanges and boards of trade where there appears to be an active secondary market, there can be no assurance that an active secondary market will exist for any particular contract or at any particular time. In the event of such illiquidity, it might not be possible to close a futures position and, in the event of adverse price movement, the Fund would continue to be required to make daily payments on variation margin. Since the securities being hedged would not be sold until the related futures contract is sold, an increase, if any, in the price of the securities may to some extent offset losses on the related futures contract. In such event, the Fund would lose the benefit of the appreciation in value of the securities.


     Successful use of futures is also subject to the Adviser's ability to predict correctly the direction of movements in the market. For example, if the Fund hedges against a rise in interest rates, and interest rates instead fall, the Fund will lose part or all of the benefit of the increase in value of its securities holdings because it will have offsetting losses in futures contracts. In such cases, if the Fund has insufficient cash, it may have to sell portfolio securities at a time when it is disadvantageous to do so in order to meet the daily variation margin.

     Although the Fund intends to enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist for the contracts at any particular time. Most U.S. futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. It is possible that futures contract prices would move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some traders to substantial losses. In such event, and in the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of the portion of the portfolio being hedged, if any, may partially or completely offset losses on the futures contract. However, as described in the Prospectus, there is no guarantee that the price of the securities being hedged will, in fact, correlate with the price movements in a futures contract and thus provide an offset to losses on the futures contract.

     The Fund will not enter into a futures contract or related option (except for closing transactions) for other than for bona fide hedging purposes if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of the Fund's total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The Fund's fundamental investment restrictions or certain state securities laws to which the Fund may be subject may further restrict the Fund's ability to engage in transactions in futures contracts and related options.

OPTIONS ON FUTURES CONTRACTS


     The Fund could also purchase and write options on futures contracts. Options on futures contracts to be written or purchased by the Fund will be traded on United States or foreign exchanges or over-the-counter. An option on a futures contract gives the purchasers the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), at a specified exercise price at any time during the option period. As a writer of an option on a futures contract, the Fund would be subject to initial margin and maintenance requirements similar to those applicable to futures contracts. In addition, net option premiums received by the Fund are required to be included as initial margin deposits. When an option on a futures contract is exercised, delivery of the futures position is accompanied by cash representing the difference between the current market price of the futures contract and the exercise price of the option. The Fund could purchase put options on futures contracts in lieu of, and for the same purpose as the sale of a futures contract; at the same time, it could write put options at a lower strike price (a "put bear spread") to offset part of the cost of the strategy to the Fund. The purchase of call options on futures contracts would be intended to serve the same purpose as the actual purchase of the futures contract.


RISKS OF TRANSACTIONS IN OPTIONS ON FUTURES CONTRACTS

     In addition to the risks described above which apply to all options transactions, there are several special risks relating to options on futures. The Adviser will not purchase options on futures on any exchange unless in the Adviser's opinion, a liquid secondary exchange market for such options exists. Compared to the use of futures, the purchase of options on futures involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances, such as when there is no movement in the level of the index or in the price of the underlying security, when the use of an option on a future would result in a loss to the Fund when the use of a future would not.

ADDITIONAL RISKS OF OPTIONS AND FUTURES TRANSACTIONS

     Each of the United States exchanges and boards of trade has established limitations governing the maximum number of call or put options on the same underlying security or futures contract (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). Option positions of all investment companies advised by the Adviser are combined for purposes of these limits. An exchange or board of trade may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. These position limits may restrict the number of listed options which the Fund may write.


     In the event of the bankruptcy of a broker through which the Fund engages in transactions in options, futures or related options, the Fund could experience delays or losses in liquidating open positions purchased or incur a loss of all or part of its margin deposits with the broker. Transactions are entered into by the Fund only with brokers or financial institutions deemed creditworthy by the Adviser.


FORWARD COMMITMENTS

     Relative to a Forward Commitment purchase, the Fund maintains a segregated account (which is marked to market daily) of cash or liquid securities (which may have maturities which are longer than the term of the Forward Commitment) with the Fund's custodian in an aggregate amount equal to the amount of its commitment as long as the obligation to purchase continues. Since the market value of both the securities or currency subject to the Forward Commitment and the securities or currency held in the segregated account may fluctuate, the use of Forward Commitments may magnify the impact of interest rate changes on the Fund's net asset value.

     A Forward Commitment sale is covered if the Fund owns or has the right to acquire the underlying securities or currency subject to the Forward Commitment. A Forward Commitment sale is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against a decline in value of a security or currency which the Fund owns or has the right to acquire. In either circumstance, the Fund maintains in a segregated account (which is marked to market daily) either the security or currency covered by the Forward Commitment or cash or liquid securities (which may have maturities which are longer than the term of the Forward Commitment) with the Fund's custodian in an aggregate amount equal to the amount of its commitment as long as the obligation to sell continues. By entering into a Forward Commitment sale transaction, the Fund forgoes or reduces the potential for both gain and loss in the holding which is being hedged by the Forward Commitment sale.

RISK FACTORS APPLICABLE TO OPTIONS ON U.S. GOVERNMENT SECURITIES

     Treasury Bonds and Notes. Because trading interest in options written on Treasury bonds and notes tends to center on the most recently auctioned issues, the exchanges will not continue indefinitely to introduce options with new expirations to replace expiring options on particular issues. Instead, the expirations introduced at the commencement of options trading on a particular issue will be allowed to run their course, with the possible addition of a limited number of new expirations as the original ones expire. Options trading on each issue of bonds or notes will thus be phased out as new options are listed on more recent issues, and options representing a full range of expirations will not ordinarily be available for every issue on which options are traded.

     Treasury Bills. Because the deliverable Treasury bill changes from week to week, writers of Treasury bill calls cannot provide in advance for their potential exercise settlement obligations by acquiring and holding the underlying security. However, if the Fund holds a long position in Treasury bills with a principal amount of the securities deliverable upon exercise of the option, the position may be hedged from a risk standpoint by the writing of a call option. For so long as the call option is outstanding, the Fund will hold the Treasury bills in a segregated account with its Custodian so that it will be treated as being covered.

     Mortgage-Related Securities. The following risk factors will be applicable to options on mortgage-related securities. Currently such options are only traded over-the-counter. Since the remaining principal balance of a mortgage-related security declines each month as a result of mortgage payments, the Fund as a writer of a mortgage-related call holding mortgage-related securities as "cover" to satisfy its delivery obligation in the event of exercise may find that the mortgage-related securities it holds no longer have a sufficient remaining principal balance for this purpose.

OPTIONS ON FOREIGN CURRENCIES

     The Fund may purchase and write options on foreign currencies for hedging purposes in a manner similar to that in which forward contracts or futures contracts on foreign currencies will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Fund may purchase put options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

     Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Fund may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Fund deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated the Fund could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

     The Fund may write options on foreign currencies for the same types of hedging purposes. For example, where the Fund anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received.

     Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

     The Fund intends to write covered call options on foreign currencies. A call option written on a foreign currency by the Fund is "covered" if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its Custodian) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if the Fund has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash or liquid securities in a segregated account with its Custodian.

     The value of foreign currency option is dependent upon the value of the underlying foreign currency relative to the U.S. dollar. As a result, the price of the option position may vary with changes in the value of either or both currencies and has no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market (conducted directly between currency traders, usually large commercial banks, and their customers) involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million for the underlying foreign currencies at prices that are less favorable than for round lots.

     There is no systematic reporting of last sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information available is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (i.e., less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets.

     The Fund also intends to write call options on foreign currencies that are not covered for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against a decline in the U.S. dollar value of a security which the Fund owns or has the right to acquire and which is denominated in the currency underlying the option due to an adverse change in the exchange rate. In such circumstances, the Fund collateralizes the option by maintaining in a segregated account with the Fund's Custodian, cash or liquid securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked to market daily.

ADDITIONAL RISKS OF OPTIONS ON FUTURES CONTRACTS, FORWARD CONTRACTS AND OPTIONS ON FOREIGN CURRENCIES

     Unlike transactions entered into by the Fund in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the Securities and Exchange Commission ("SEC"). To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. Similarly, options on currencies may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer and a trader of forward contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

     Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation ("OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting the Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

     The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions, on exercise.

     In addition, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.


EUROPEAN CURRENCY TRANSITION



     On January 1, 1999, the European Monetary Union (EMU) plans to implement a new currency unit, the Euro, which is expected to reshape financial markets, banking systems and monetary policies in Europe and other parts of the world. Implementation of this plan will mean that financial transactions and market information, including share quotations and company accounts, in participating countries will be denominated in Euros. Monetary policy for participating countries will be uniformly managed by a new central bank, the European Central Bank (ECB).



     The transition to the Euro may change the economic environment and behavior of investors, particularly in European markets. For example, the process of implementing the Euro may adversely affect financial markets world-wide and may result in changes in the relative strength and value of the U.S. dollar or other major currencies, as well as possible adverse tax consequences. The transition to the Euro is likely to have a significant impact on fiscal and monetary policy in the participating countries and may produce unpredictable effects on trade and commerce generally. These resulting uncertainties could create increased volatility in financial markets world-wide.


REPURCHASE AGREEMENTS


     The Fund may enter into repurchase agreements with banks or broker-dealers deemed to be creditworthy by the Adviser under guidelines approved by the Board of Trustees. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Fund) acquires ownership of a debt security and the seller agrees to repurchase the obligation at a future time and set price, usually not more than seven days from the date of purchase, thereby determining the yield during the purchaser's holding period. Repurchase agreements are fully collateralized by the underlying debt securities and are considered to be loans under the Investment Company Act of 1940, as amended ("1940 Act"). The Fund pays for such securities only upon physical delivery or evidence of book entry transfer to the account of a custodian or bank acting as agent. The seller under a repurchase agreement will be required to maintain the value of the underlying securities marked to market daily at not less than the repurchase price. The underlying securities (normally securities of the U.S. Government, or its agencies and instrumentalities) may have maturity dates exceeding one year. The Fund does not bear the risk of a decline in value of the underlying securities unless the seller defaults under its repurchase obligation. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and loss including: (a) possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto, (b) possible lack of access to income on the underlying security during this period, and (c) expenses of enforcing its rights. See "Investment Practices -- Repurchase Agreements" in the Prospectus for further information.


LOANS OF PORTFOLIO SECURITIES

     The Fund may lend portfolio securities to unaffiliated brokers, dealers and financial institutions provided that cash or liquid securities equal in value to 100% of the market value of the securities loaned is deposited by the borrower with the Fund and is marked to market daily. While such securities are on loan, the borrower is required to pay the Fund any income accruing thereon. Furthermore, the Fund may invest the cash collateral in portfolio securities thereby increasing the return to the Fund as well as increasing the market risk to the Fund. The Fund will not lend its portfolio securities if such loans are not permitted by the laws or regulations of any state in which its shares are qualified for sale. However, should the Fund believe that lending securities is in the best interests of its shareholders, it would consider withdrawing it shares from sale in any such state.

     Loans would be made for short-term purposes and subject to termination by the Fund in the normal settlement time, currently three business days after notice, or by the borrower on one day's notice. Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities which occurs during the term of the loan inures to the Fund and its shareholders, but any gain can be realized only if the borrower does not default. The Fund may pay reasonable finders', administrative and custodial fees in connection with a loan.

INVESTMENT RESTRICTIONS

     The Fund has adopted the following restrictions which may not be changed without approval by the vote of a majority of its outstanding voting shares, which is defined by the 1940 Act as the lesser of (i) 67% or more of the voting securities present at the meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities. The percentage limitations contained in the restrictions and policies set forth herein apply at the time of purchase of securities. These restrictions provide that the Fund shall not:

      1. Engage in the underwriting of securities of other issuers, except that the Fund may sell an investment position even though it may be deemed to be an underwriter under the federal securities laws.

      2. Purchase any security (other than obligations of the United States Government, its agencies, or instrumentalities) if more than 25% of its total assets (taken at current value) would then be invested in a single industry except that, if the value of securities owned by the Fund with remaining maturities of less than 13 months exceeds 35% of the value of the Fund's total assets, the Fund will invest at least 25% of its assets in securities issued by banks. Although this policy is not applicable to securities issued by government or political subdivisions because such issues are not members of any industry, the Fund does not intend to invest more than 25% of its total assets in the securities issued or guaranteed by any government (except U.S. Government, its agencies or instrumentalities).

      3. Borrow money except temporarily from banks to facilitate payment of redemption requests and then only in amounts not exceeding 33 1/3% of its net assets, or pledge more than 10% of its net assets in connection with permissible borrowings or purchase additional securities when money borrowed exceeds five percent of its net assets. Margin deposits or payments in connection with the writing of options, or in connection with the purchase or sale of forward contracts, futures, foreign currency futures and related options, are not deemed to be a pledge or other encumbrance.

      4. Lend money except through the purchase of (i) United States and foreign government securities, commercial paper, bankers' acceptances, certificates of deposit and similar evidences of indebtedness, both foreign and domestic, and (ii) repurchase agreements; or lend securities in an amount exceeding 15% of the total assets of the Fund. The purchase of a portion of an issue of securities described under (i) above distributed publicly, whether or not the purchase is made on the original issuance, is not considered the making of a loan.

      5. Make short sales of securities, unless at the time of the sale it owns or has the right to acquire an equal amount of such securities; provided that this prohibition does not apply to the writing of options or the sale of forward contracts, futures, foreign currency futures or related options.

      6. Purchase securities on margin but the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities. The deposit or payment by the Fund of initial or maintenance margin in connection with forward contracts, futures, foreign currency futures or related options is not considered the purchase of a security on margin.

      7. Buy or sell real estate or interests in real estate including real estate limited partnerships, provided that the foregoing prohibition does not apply to a purchase and sale of publicly traded (i) securities which are secured by real estate, (ii) securities representing interests in real estate, and (iii) securities of companies principally engaged in investing or dealing in real estate.

      8. Make investments for the purpose of exercising control or management although the Fund retains the right to vote securities held by it, except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.

      9. Invest in commodities or commodity contracts, except that the Fund may enter into transactions in options, futures contracts or related options including foreign currency futures contracts and related options and forward contracts.

     10. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the Fund from (i) making and collateralizing any permitted borrowings, (ii) making any permitted loans of its portfolio securities or (iii) entering into repurchase agreements, utilizing options, futures contracts, options on futures contracts, forward contracts, forward commitments and other investment strategies and instruments that would be considered "senior securities" but for the maintenance by the Fund of a segregated account with its custodian or some other form of "cover".

     11. Write, purchase or sell puts, calls or combinations thereof, except that the Fund may (a) write covered or fully collateralized call options, write secured put options, and enter into closing or offsetting purchase transactions with respect to such options, (b) purchase and sell options to the extent that the premiums paid for all such options owned at any time do not exceed ten percent of its total assets and (c) engage in transactions in interest rate futures contracts and related options provided that such transactions are entered into for bona fide hedging purposes (or that the underlying commodity value of the Fund's long positions do not exceed the sum of certain identified liquid investments as specified in CFTC regulations), provided further that the aggregate initial margin and premiums do not exceed 5% of the fair market value of the Fund's total assets, and provided further that the Fund may not enter into net aggregate long and short futures contracts or related options if more than 50% of the Fund's total assets would be so invested.

     In addition to the foregoing fundamental policies which may not be changed without shareholder approval, the Fund is subject to the following policies which may be amended by the Trustees and which apply at the time of purchase of portfolio securities.

     1. The Fund may not invest in securities issued by other investment companies except as part of a merger, reorganization or other acquisition and except to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.

     2. The Fund may not invest more than 5% of its net assets in warrants or rights valued at the lower of cost or market, nor more than 2% of its net assets in warrants or rights (valued on such basis) which are not listed on the New York Stock Exchange or American Stock Exchange. Warrants or rights acquired in units or attached to other securities are not subject to the foregoing limitation.

     3. The Fund may not invest in securities of any company if any officer or trustee of the Trust or of the Adviser owns more than 1/2 of 1% of the outstanding securities of such company, and such officers and trustees who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer.

     4. The Fund may not invest in interests in oil, gas, or other mineral exploration or development programs or invest in oil, gas, or mineral leases, except that the Fund may acquire securities of public companies which themselves are engaged in such activities.

     5. The Fund may not invest more than 5% of its total assets in securities of unseasoned issuers which have been in operation directly or through predecessors for less than three years, except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940

        Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.


     6. The Fund may not purchase or otherwise acquire any security if, as a result, more than 10% of its net assets (taken at current value) would be invested in securities that are illiquid by virtue of the absence of a readily available market. This policy includes repurchase agreements maturing in more than seven days and over-the-counter options held by the Fund and that portion of assets used to cover such options. This policy does not apply to restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 (the "1993 Act") which the Trustees or the Adviser under Board approved guidelines, may determine are liquid nor does it apply to other securities for which, notwithstanding legal or contractual restrictions on resale, a liquid market exists.



TRUSTEES AND OFFICERS



     The tables below list the trustees and officers of the Fund and other executive officers of the Fund's investment adviser and their principal occupations for the last five years and their affiliations, if any, with Van Kampen Investments Inc. ("VK"), Van Kampen Investment Advisory Corp. ("Advisory Corp."), Van Kampen Asset Management Inc. ("Asset Management"), Van Kampen Funds Inc., the distributor of the Fund's shares (the "Distributor"), Van Kampen Management Inc., Van Kampen Advisors Corp., Van Kampen Insurance Agency of Illinois Inc., Van Kampen Insurance Agency of Texas Inc., Van Kampen System Inc., Van Kampen Recordkeeping Services Inc., American Capital Contractual Services, Inc., Van Kampen Trust Company, Van Kampen Exchange Corp. and Van Kampen Investor Services Inc., the Fund's transfer agent ("Investor Services"). Advisory Corp. and Asset Management sometimes are referred to herein collectively as the "Advisers". For purposes hereof, the term "Fund Complex" includes each of the open-end investment companies advised by the Advisers (excluding the Van Kampen American Capital Exchange Fund).



                                    TRUSTEES



                                                            PRINCIPAL OCCUPATIONS OR
NAME, ADDRESS AND AGE                                      EMPLOYMENT IN PAST 5 YEARS
---------------------                                      --------------------------
J. Miles Branagan.........................  Private investor. Co-founder, and prior to August 1996,
1632 Morning Mountain Road                  Chairman, Chief Executive Officer and President, MDT
Raleigh, NC 27614                           Corporation (now known as Getinge/Castle, Inc., a
Date of Birth: 07/14/32                     subsidiary of Getinge Industrier AB), a company which
                                            develops, manufactures, markets and services medical and
                                            scientific equipment. Trustee/Director of each of the
                                            funds in the Fund Complex.
Richard M. DeMartini*.....................  President and Chief Operating Officer, Individual Asset
Two World Trade Center                      Management Group, a division of Morgan Stanley Dean
66th Floor                                  Witter & Co. Mr. DeMartini is a Director of InterCapital
New York, NY 10048                          Funds, Dean Witter Distributors, Inc. and Dean Witter
Date of Birth: 10/12/52                     Trust Company. Trustee of the TCW/DW Funds. Director of
                                            the National Healthcare Resources, Inc. Formerly Vice
                                            Chairman of the Board of the National Association of
                                            Securities Dealers, Inc. and Chairman of the Board of the
                                            Nasdaq Stock Market, Inc. Trustee/Director of each of the
                                            funds in the Fund Complex.
Linda Hutton Heagy........................  Managing Partner of Heidrick & Stuggles, an executive
Sears Tower                                 search firm. Prior to 1997, Partner, Ray & Berndtson,
233 South Wacker Drive                      Inc., an executive recruiting and management consulting
Suite 7000                                  firm. Formerly, Executive Vice President of ABN AMRO,
Chicago, IL 60606                           N.A., a Dutch bank holding company. Prior to 1992,
Date of Birth: 06/03/48                     Executive Vice President of La Salle National Bank.
                                            Trustee on the University of Chicago Hospitals Board, The
                                            International House Board and the Women's Board of the
                                            University of Chicago. Trustee/Director of each of the
                                            funds in the Fund Complex.

                                                            PRINCIPAL OCCUPATIONS OR
NAME, ADDRESS AND AGE                                      EMPLOYMENT IN PAST 5 YEARS
---------------------                                      --------------------------
R. Craig Kennedy..........................  President and Director, German Marshall Fund of the
11 DuPont Circle, N.W.                      United States. Formerly, advisor to the Dennis Trading
Washington, D.C. 20036                      Group Inc. Prior to 1992, President and Chief Executive
Date of Birth: 02/29/52                     Officer, Director and Member of the Investment Committee
                                            of the Joyce Foundation, a private foundation.
                                            Trustee/Director of each of the funds in the Fund
                                            Complex.
Jack E. Nelson............................  President, Nelson Investment Planning Services, Inc., a
423 Country Club Drive                      financial planning company and registered investment
Winter Park, FL 32789                       adviser. President, Nelson Ivest Brokerage Services Inc.,
Date of Birth: 02/13/36                     a member of the National Association of Securities
                                            Dealers, Inc. ("NASD") and Securities Investors
                                            Protection Corp. ("SIPC"). Trustee/Director of each of
                                            the funds in the Fund Complex.
Don G. Powell*............................  Chairman and a Director of VK. Chairman and a Director of
2800 Post Oak Blvd.                         the Advisers and the Distributor. Chairman and a Director
Houston, TX 77056                           of Investor Services. Director or officer of certain
Date of Birth: 10/19/39                     other subsidiaries of VK. Chairman of the Board of
                                            Governors and the Executive Committee of the Investment
                                            Company Institute. Prior to July of 1998, Director and
                                            Chairman of VK/AC Holding, Inc. Prior to November 1996,
                                            President, Chief Executive Officer and a Director of VKAC
                                            Holding. Trustee/Director of each of the funds in the
                                            Fund Complex and other funds advised by the Advisers or
                                            Van Kampen Management Inc.
Phillip B. Rooney.........................  Vice Chairman and Director of The ServiceMaster Company,
One ServiceMaster Way                       a business and consumer services company. Director of
Downers Grove, IL 60515                     Illinois Tool Works, Inc., a manufacturing company; the
Date of Birth: 07/08/44                     Urban Shopping Centers Inc., a retail mall management
                                            company; and Stone Container Corp., a paper manufacturing
                                            company. Trustee, University of Notre Dame. Formerly,
                                            President and Chief Executive Officer, Waste Management,
                                            Inc., an environmental services company, and prior to
                                            that President and Chief Operating Officer, Waste
                                            Management, Inc. Trustee/Director of each of the funds in
                                            the Fund Complex.

Fernando Sisto............................  Professor Emeritus and, prior to 1995, Dean of the
155 Hickory Lane                            Graduate School, Stevens Institute of Technology.
Closter, NJ 07624                           Director, Dynalysis of Princeton, a firm engaged in
Date of Birth: 08/02/24                     engineering research. Trustee/Director of each of the
                                            funds in the Fund Complex.

Wayne W. Whalen*..........................  Partner in the law firm of Skadden, Arps, Slate, Meagher
333 West Wacker Drive                       & Flom (Illinois), legal counsel to the funds in the Fund
Chicago, IL 60606                           Complex, and other open-end and closed-end funds advised
Date of Birth: 08/22/39                     by the Advisers or Van Kampen Management Inc.
                                            Trustee/Director of each of the funds in the Fund
                                            Complex, and Trustee/Managing General Partner of other
                                            open-end and closed-end funds advised by the Advisers or
                                            Van Kampen Management Inc.


---------------

* Such trustee is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act). Mr. Whalen is an interested person of the Fund by reason of his firm currently acting as legal counsel to the Fund. Messrs. DeMartini and Powell are interested persons of the Fund and the Advisers by reason of their positions with Morgan Stanley Dean Witter & Co. or its affiliates.

                                    OFFICERS



     Messrs. McDonnell, Hegel, Nyberg, Wood, Sullivan, Dalmaso, Martin, Wetherell and Hill are located at One Parkview Plaza, Oakbrook Terrace, IL 60181. The Fund's other officers are located at 2800 Post Oak Blvd., Houston, TX 77056.



                                                 PRINCIPAL OCCUPATIONS
        NAME AND AGE                              DURING PAST 5 YEARS
        ------------                             ---------------------
Dennis J. McDonnell.........  Executive Vice President and a Director of VK. President,
  Date of Birth: 05/20/42     Chief Operating Officer and a Director of the Advisers, Van
  President                   Kampen Advisors Inc., and Van Kampen Management Inc. Prior
                              to July of 1998, Director and Executive Vice President of
                              VK/AC Holding, Inc. Prior to April of 1998, President and a
                              Director of Van Kampen Merritt Equity Advisors Corp. Prior
                              to April of 1997, he was a Director of Van Kampen Merritt
                              Equity Holdings Corp. Prior to November 1996, Executive Vice
                              President and a Director of VK/AC Holding Inc. Prior to
                              September of 1996, Mr. McDonnell was Chief Executive Officer
                              and Director of MCM Group, Inc., McCarthy, Crisanti &
                              Maffei, Inc. and Chairman and Director of MCM Asia Pacific
                              Company, Limited and MCM (Europe) Limited. Prior to July of
                              1996, Mr. McDonnell was President, Chief Operating Officer
                              and Trustee of VSM Inc. and VCJ Inc. President of each of
                              the funds in the Fund Complex. President, Chairman of the
                              Board and Trustee/Managing General Partner of other
                              investment companies advised by the Advisers or their
                              affiliates.

Peter W. Hegel..............  Executive Vice President of the Advisers, Van Kampen
  Date of Birth: 06/25/56     Management Inc. and Van Kampen Advisors Inc. Prior to July
  Vice President              of 1996, Mr. Hegel was a Director of VSM Inc. Prior to
                              September of 1996, he was a Director of McCarthy, Crisanti &
                              Maffei, Inc. Vice President of each of the funds in the Fund
                              Complex and certain other investment companies advised by
                              the Advisers or their affiliates.

Curtis W. Morell............  Senior Vice President of the Advisers, Vice President and
  Date of Birth: 08/04/46     Chief Accounting Officer of each of the funds in the Fund
  Vice President and Chief    Complex and certain other investment companies advised by
  Accounting Officer          the Advisers or their affiliates.

Ronald A. Nyberg............  Executive Vice President, General Counsel, Secretary and
  Date of Birth: 07/29/53     Director of VK. Mr. Nyberg is Executive Vice President,
  Vice President and          General Counsel, Assistant Secretary and a Director of the
  Secretary                   Advisers and the Distributor, Van Kampen Advisors Inc., Van
                              Kampen Management Inc., Van Kampen Exchange Corp., American
                              Capital Contractual Services, Inc. and Van Kampen Trust
                              Company. Executive Vice President, General Counsel and
                              Assistant Secretary of Van Kampen Investor Services Inc.
                              Director or officer of certain other subsidiaries of VK.
                              Director of ICI Mutual Insurance Co., a provider of
                              insurance to members of the Investment Company Institute.
                              Prior to July of 1998, Director and Executive Vice
                              President, General Counsel and Secretary of VK/AC Holding,
                              Inc. Prior to April of 1998, Executive Vice President,
                              General Counsel and Director of Van Kampen Merritt Equity
                              Advisors Corp. Prior to April of 1997, he was Executive Vice
                              President, General Counsel and a Director of Van Kampen
                              Merritt Equity Holdings Corp. Prior to September of 1996, he
                              was General Counsel of McCarthy, Crisanti & Maffei, Inc.
                              Prior to July of 1996, Mr. Nyberg was Executive Vice
                              President and General Counsel of VSM Inc. and Executive Vice
                              President and General Counsel of VCJ Inc. Vice President and
                              Secretary of each of the funds in the Fund Complex and
                              certain other investment companies advised by the Advisers or their affiliates.

                                                 PRINCIPAL OCCUPATIONS
        NAME AND AGE                              DURING PAST 5 YEARS
        ------------                             ---------------------
Paul R. Wolkenberg..........  Executive Vice President and Director of VK. Executive Vice
  Date of Birth: 11/10/44     President of the AC Adviser and the Distributor. President
  Vice President              and a Director of Investor Services. President and Chief
                              Operating Officer of Van Kampen Recordkeeping Services, Inc.
                              Prior to July of 1998, Director and Executive Vice President
                              of VK/AC Holding, Inc. Vice President of each of the funds in the Fund Complex and certain other investment companies advised by the Advisers or their affiliates.

Edward C. Wood III..........  Senior Vice President of the Advisers, VK and Van Kampen
  Date of Birth: 01/11/56     Management Inc. Senior Vice President and Chief Operating
  Vice President and Chief    Officer of the Distributor. Vice President and Chief
  Financial Officer           Financial Officer of each of the funds in the Fund Complex and certain other investment companies advised by the
                              Advisers or their affiliates.

John L. Sullivan............  First Vice President of VK and the Advisers. Treasurer of
  Date of Birth: 08/20/55     each of the funds in the Fund Complex and certain other
  Treasurer                   investment companies advised by the Advisers or their
                              affiliates.

Tanya M. Loden..............  Vice President of VK and the Advisers. Controller of each of
  Date of Birth: 11/19/59     the funds in the Fund Complex and other investment companies
  Controller                  advised by the Advisers or their affiliates.

Nicholas Dalmaso............  Vice President, Associate General Counsel and Assistant
  Date of Birth: 03/01/65     Secretary of VK. Vice President, Associate General Counsel
  Assistant Secretary         and Assistant Secretary of the Advisers, the Distributor,
                              Van Kampen Advisors Inc. and Van Kampen Management Inc.
                              Assistant Secretary of each of the funds in the Fund Complex and other investment companies advised by the Advisers or
                              their affiliates.

Huey P. Falgout, Jr.........  Vice President, Assistant Secretary and Senior Attorney of
  Date of Birth: 11/15/63     VK. Vice President, Assistant Secretary and Senior Attorney
  Assistant Secretary         of the Advisers, the Distributor, Investor Services, Van
                              Kampen Management Inc., American Capital Contractual
                              Services, Inc., Van Kampen Exchange Corp. and Van Kampen
                              Advisors Inc. Assistant Secretary of each of the funds in
                              the Fund Complex and other investment companies advised by the Advisers or their affiliates.

Scott E. Martin.............  Senior Vice President, Deputy General Counsel and Assistant
  Date of Birth: 08/20/56     Secretary of VK. Senior Vice President, Deputy General
  Assistant Secretary         Counsel and Secretary of the Advisers, the Distributor, Van
                              Kampen Investor Services Inc., American Capital Contractual
                              Services, Inc., Van Kampen Management Inc., Van Kampen
                              Exchange Corp., Van Kampen Advisors Inc., Van Kampen
                              Insurance Agency of Illinois Inc., Van Kampen System Inc.
                              and Van Kampen Recordkeeping Services Inc. Prior to July of
                              1998, Senior Vice President, Deputy General Counsel and
                              Assistant Secretary of VK/AC Holding, Inc. Prior to April of
                              1998, Van Kampen Merritt Equity Advisors Corp. Prior to
                              April of 1997, Senior Vice President, Deputy General Counsel
                              and Secretary of Van Kampen American Capital Services, Inc.
                              and Van Kampen Merritt Holdings Corp. Prior to September of
                              1996, Mr. Martin was Deputy General Counsel and Secretary of
                              McCarthy, Crisanti & Maffei, Inc., and prior to July of
                              1996, he was Senior Vice President, Deputy General Counsel
                              and Secretary of VSM Inc. and VCJ Inc. Assistant Secretary
                              of each of the funds in the Fund Complex and other
                              investment companies advised by the Advisers or their
                              affiliates.

Weston B. Wetherell.........  Vice President, Associate General Counsel and Assistant
  Date of Birth: 06/15/56     Secretary of VK, the Advisers, the Distributor, Van Kampen
  Assistant Secretary         Management Inc. and Van Kampen Advisors Inc. Prior to
                              September of 1996, Mr. Wetherell was Assistant Secretary of
                              McCarthy, Crisanti & Maffei, Inc. Assistant Secretary of
                              each of the funds in the Fund Complex and other investment companies advised by the Advisers or their affiliates.

                                                 PRINCIPAL OCCUPATIONS
        NAME AND AGE                              DURING PAST 5 YEARS
        ------------                             ---------------------
Steven M. Hill..............  Vice President of VK and the Advisers. Assistant Treasurer
  Date of Birth: 10/16/64     of each of the funds in the Fund Complex and other
  Assistant Treasurer         investment companies advised by the Advisers or their
                              affiliates.

Michael Robert Sullivan.....  Assistant Vice President of the Advisers. Assistant
  Date of Birth: 03/30/33     Controller of each of the funds in the Fund Complex and
  Assistant Controller        other investment companies advised by the Advisers or their affiliates.



     Each trustee/director holds the same position with each of the funds in the Fund Complex. As of the date of this Statement of Additional Information, there are 64 operating funds in the Fund Complex. For purposes of the following compensation and benefits discussion, the Fund Complex is divided into the following three groups: the funds advised by Asset Management (the "AC Funds"), the funds advised by Advisory Corp. excluding funds organized as series of the Van Kampen Series Fund, Inc. (the "VK Funds") and the funds advised by Advisory Corp. organized as series of the Van Kampen Series Fund, Inc. (the "MS Funds"). Each trustee/director who is not an affiliated person of VK, the Advisers, the Distributor, Investor Services, or Morgan Stanley Dean Witter & Co. (each a "Non-Affiliated Trustee") is compensated by an annual retainer and meeting fees for services to the funds in the Fund Complex. Each fund in the Fund Complex (except the money market series of the MS Funds) provides a deferred compensation plan to its Non-Affiliated Trustees that allows trustees/directors to defer receipt of their compensation and earn a return on such deferred amounts. Deferring compensation has the economic effect as if the Non-Affiliated Trustee reinvested his or her compensation into the funds. Each fund in the Fund Complex (except the money market series of the MS Funds) provides a retirement plan to its Non-Affiliated Trustees that provides Non-Affiliated Trustees with compensation after retirement, provided that certain eligibility requirements are met as more fully described below.



     The trustees recently reviewed and adopted a standardized compensation and benefits program for each fund in the Fund Complex. Effective January 1, 1998, the compensation of each Non-Affiliated Trustee includes an annual retainer in an amount equal to $50,000 per calendar year, due in four quarterly installments on the first business day of each quarter. Payment of the annual retainer is allocated among the funds in the Fund Complex (except the money market series of the MS Funds) on the basis of the relative net assets of each fund as of the last business day of the preceding calendar quarter. Effective January 1, 1998, the compensation of each Non-Affiliated Trustee includes a per meeting fee from each fund in the Fund Complex (except the money market series of the MS Funds) in the amount of $200 per quarterly or special meeting attended by the Non-Affiliated Trustee, due on the date of the meeting, plus reasonable expenses incurred by the Non-Affiliated Trustee in connection with his or her services as a trustee, provided that no compensation will be paid in connection with certain telephonic special meetings.



     For each AC Fund's last fiscal year and the period up to and including December 31, 1997, the compensation of each Non-Affiliated Trustee from the AC Funds includes an annual retainer in an amount equal to $35,000 per calendar year, due in four quarterly installments on the first business day of each calendar quarter. The AC Funds pay each Non-Affiliated Trustee a per meeting fee in the amount of $2,000 per regular quarterly meeting attended by the Non-Affiliated Trustee, due on the date of such meeting, plus reasonable expenses incurred by the Non-Affiliated Trustee in connection with his or her services as a trustee. Payment of the annual retainer and the regular meeting fee is allocated among the AC Funds (i) 50% on the basis of the relative net assets of each AC Fund to the aggregate net assets of all the AC Funds and (ii) 50% equally to each AC Fund, in each case as of the last business day of the preceding calendar quarter. Each AC Fund which is the subject of a special meeting of the trustees generally pays each Non-Affiliated Trustee a per meeting fee in the amount of $125 per special meeting attended by the Non-Affiliated Trustee, due on the date of such meeting, plus reasonable expenses incurred by the Non-Affiliated Trustee in connection with his or her services as a trustee, provided that no compensation will be paid in connection with certain telephonic special meetings.



     For each VK Fund's last fiscal year and the period up to and including December 31, 1997, the compensation of each Non-Affiliated Trustee from each VK Fund includes an annual retainer in an amount equal to $2,500 per calendar year, due in four quarterly installments on the first business day of each calendar quarter. Each Non-Affiliated Trustee receives a per meeting fee from each VK Fund in the amount of $125 per regular quarterly meeting attended by the Non-Affiliated Trustee, due on the date of such meeting, plus reasonable expenses incurred by the Non-Affiliated Trustee in connection with his or her services as a trustee. Each Non-Affiliated Trustee receives a per meeting fee from each VK Fund in the amount of $125 per special meeting attended by the Non-Affiliated Trustee, due on the date of such meeting, plus reasonable expenses incurred by the Non-Affiliated Trustee in connection with his or her services as a trustee, provided that no compensation will be paid in connection with certain telephonic special meetings.



     For the period from July 2, 1997 up to and including December 31, 1997, the compensation of each Non-Affiliated Trustee from the MS Funds was based generally on the compensation amounts and methodology used by such funds prior to their joining the current Fund Complex on July 2, 1997. Each trustee/director was elected as a director of the MS Funds on July 2, 1997. Prior to July 2, 1997, the MS Funds were part of another fund complex (the "Prior Complex") and the former directors of the MS Funds were paid an aggregate fee allocated among the funds in the Prior Complex that resulted in individual directors receiving total compensation between approximately $8,000 to $10,000 from the MS Funds during such funds' last fiscal year.



     Under the deferred compensation plan, each Non-Affiliated Trustee generally can elect to defer receipt of all or a portion of the compensation earned by such Non-Affiliated Trustee until retirement. Amounts deferred are retained by the Fund and earn a rate of return determined by reference to the return on the common shares of such Fund or other funds in the Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Fund Complex. To the extent permitted by the 1940 Act, the Fund may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Fund.



     Under the retirement plan, a Non-Affiliated Trustee who is receiving compensation from such Fund prior to such Non-Affiliated Trustee's retirement, has at least 10 years of service (including years of service prior to adoption of the retirement plan) and retires at or after attaining the age of 60, is eligible to receive a retirement benefit equal to $2,500 per year for each of the ten years following such retirement from such Fund. Non-Affiliated Trustees retiring prior to the age of 60 or with fewer than 10 years but more than 5 years of service may receive reduced retirement benefits from such Fund. Each trustee/director has served as a member of the Board of Trustees of the Fund since he or she was first appointed or elected in the year set forth below. The retirement plan contains a Fund Complex retirement benefit cap of $60,000 per year.

     Additional information regarding compensation and benefits for trustees is set forth below for the periods described in the notes accompanying the table.



                               COMPENSATION TABLE



                                                                                           FUND COMPLEX
                                                                    ----------------------------------------------------------
                                                                         AGGREGATE            AGGREGATE             TOTAL
                         YEAR FIRST                                     PENSION OR        ESTIMATED MAXIMUM     COMPENSATION
                        APPOINTED OR      AGGREGATE COMPENSATION    RETIREMENT BENEFITS    ANNUAL BENEFITS     BEFORE DEFERRAL
                       ELECTED TO THE    BEFORE DEFERRAL FROM THE   ACCRUED AS PART OF    FROM THE FUND UPON      FROM FUND
       NAME(1)              BOARD                FUND(2)                EXPENSES(3)         RETIREMENT(4)        COMPLEX(5)
       -------         --------------    ------------------------   -------------------   ------------------   ---------------
J. Miles Branagan*          1991                  $1,175                  $30,328              $60,000            $111,197
Linda Hutton Heagy*         1995                     975                    3,141               60,000             111,197
R. Craig Kennedy*           1995                   1,175                    2,229               60,000             111,197
Jack E. Nelson*             1995                   1,175                   15,820               60,000             104,322
Jerome L. Robinson          1995                     520                   32,020               15,750             107,947
Phillip B. Rooney*          1997                   1,175                        0               60,000              74,697
Dr. Fernando Sisto*         1991                   1,175                   60,208               60,000             111,197
Wayne W. Whalen*            1995                   1,175                   10,788               60,000             111,197


---------------

*  Currently a member of the Board of Trustees.



(1) Persons not designated by an asterisk are not currently members of the Board of Trustees, but were members of the Board of Trustees during the Fund's most recently completed fiscal year. Mr. Robinson retired from the Board of Trustees on December 31, 1997. Trustees not eligible for compensation are not included in the compensation table.



(2) The amounts shown in this column represent the Aggregate Compensation before Deferral with respect to the Fund's fiscal year ended May 31, 1998. The following trustees deferred compensation from the Fund during the fiscal year ended May 31, 1998: Mr. Branagan, $1,175; Ms. Heagy, $975; Mr. Kennedy, $588; Mr. Nelson, $1,175; Mr. Robinson, $520; Mr. Rooney, $1,175; Dr. Sisto, $588; and Mr. Whalen, $1,175. Amounts deferred are retained by the Fund and earn a rate of return determined by reference to either the return on the common shares of the Fund or other funds in the Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Fund Complex. To the extent permitted by the 1940 Act, each Fund may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The cumulative deferred compensation (including interest) accrued with respect to each trustee, including former trustees, from the Fund as of May 31, 1998 is as follows:
    Mr. Branagan, $2,469; Dr. Caruso, $2,367; Mr. Gaughan, $292; Ms. Heagy, $3,208; Mr. Kennedy, $2,042; Mr. Miller, $1,604; Mr. Nelson, $4,015; Mr.
    Rees, $245; Mr. Robinson, $2,894; Mr. Rooney, $1,213; Dr. Sisto, $6,568; and
    Mr. Whalen, $3,984. The deferred compensation plan is described above the Compensation Table.



(3) The amounts shown in this column represent the sum of the retirement benefits expected to be accrued by the operating investment companies in the Fund Complex for each of the current trustees for the Funds' respective fiscal years ended in 1997. The retirement plan is described above the Compensation Table.



(4) For Mr. Robinson, this is the sum of the actual annual benefits payable by the operating investment companies in the Fund Complex as of the date of his retirement for each year of the 10-year period since his retirement. For the remaining trustees, this is the sum of the estimated maximum annual benefits payable by the operating investment companies in the Fund Complex for each year of the 10-year period commencing in the year of such trustee's anticipated retirement. The Retirement Plan is described above the Compensation Table.



(5) The amounts shown in this column represent the aggregate compensation paid by all operating investment companies in the Fund Complex as of December 31, 1997 before deferral by the trustees under the deferred compensation plan. Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in this column are presented on a calendar year basis. Certain trustees deferred all or a portion of their aggregate compensation from the Fund Complex during the calendar year ended December 31, 1997. The deferred compensation earns a rate of return determined by reference to the return on the shares of the funds in the Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Fund Complex. To the extent permitted by the 1940 Act, the Fund may invest in securities of those investment companies selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The Advisers and their affiliates also serve as investment adviser for other investment companies; however, with the exception of Mr. Whalen, the Non-Affiliated Trustees were not trustees of such investment companies. Combining the Fund Complex with other investment companies advised by the Advisers and their affiliates, Mr. Whalen received Total Compensation of $268,447 during the calendar year ended December 31, 1997.



     As of September 22, 1998, the trustees and officers of the Fund as a group owned less than 1% of the shares of the Fund.


LEGAL COUNSEL

     Skadden, Arps, Slate, Meagher & Flom (Illinois).

INVESTMENT ADVISORY AGREEMENTS


     The Trust and the Adviser are parties to an investment advisory agreement (the "Advisory Agreement"). Under the Advisory Agreement, the Trust retains the Adviser to manage the investment of its assets place orders for the purchase and sale of its portfolio securities. The Adviser obtains and evaluates economic, statistical and financial information to formulate and implement the Fund's investment programs. The Adviser also furnishes at no cost to the Fund (except as noted herein) the services of sufficient executive and clerical personnel for the shareholder reports, and notices and proxy solicitation materials. In addition, the Adviser furnishes at no cost to the Fund the services of the Fund's President, one or more Vice Presidents as needed, and a Secretary.


     The Adviser has entered into a subadvisory agreement (the "Sub-advisory Agreement") with the Subadviser to assist it in performing its investment advisory functions. The Subadviser, subject to overall supervision by the Adviser and the Trustees, is responsible for recommending an optimal asset allocation and currency exposure of the Fund's assets of among various markets and for recommending particular securities in such markets. The Adviser and Subadviser are hereinafter sometimes referred to as the "Adviser."


     Under the Advisory Agreement, the Trust bears the cost of its accounting services, which includes maintaining its financial books and records and calculating its daily net asset value. The costs of such accounting services include the salaries and overhead expenses of the Trust's Treasurer or other principal financial officer and the personnel operating under his direction. Charges are allocated among the investment companies advised or subadvised by the Adviser. A portion of these amounts were paid to the Adviser or its parent in reimbursement of personnel, office space, facilities and equipment costs attributable to the provision of accounting services to the Trust. The services provided by the Adviser are at cost. The Trust also pays service fees, distribution fees, custodian fees, legal and auditing fees, the costs of reports to shareholders and all other ordinary expenses not specifically assumed by the Adviser. The Advisory Agreement also provides that the Adviser shall not be liable to the Fund for any actions or omissions if it acted without willful misfeasance, bad faith, negligence or reckless disregard of its obligations.


     Under the Advisory Agreement, the Trust pays to the Adviser as compensation for the services rendered, facilities furnished, and expenses paid by it a fee payable monthly computed at the annual rate of .75% of average daily net assets of the Fund. For its services, the Subadviser receives from the Adviser a fee at the annual rate of 50% of the compensation received by the Adviser.


     The Fund's average net asset value for purposes of computing the advisory fee is determined by taking the average of all determinations of the net asset value for each business day during a given calendar month. Such fee is payable for each calendar month as soon as practicable after the end of that month. The fee payable to the Adviser will be reduced by any commissions, tender solicitation and other fees, brokerage or similar payments received by the Adviser or any other direct or indirect majority-owned subsidiary of Van Kampen in connection with the purchase and sale of portfolio investments of the Trust less any direct expenses incurred by such subsidiary of Van Kampen in connection with obtaining such payments. The Adviser agrees to use its best efforts to recapture tender solicitation fees and exchange offer fees for the Trust's benefit, and to advise the Trustees of the Trust of any other commissions, fees, brokerage or similar payments which may be possible for the Adviser or any direct or indirect majority-owned subsidiary of Van Kampen to receive in connection with the Fund's portfolio transactions or other arrangements which may benefit the Fund.


     The Advisory Agreement also provides that, in the event the ordinary business expenses of the Trust for any fiscal year should exceed the most restrictive expense limitation applicable in the states where the Trust's shares are qualified for sale, the compensation due the Adviser will be reduced by the amount of such excess and that, if the amount of such excess exceeds the Adviser's monthly compensation, the Adviser will pay the Trust an amount sufficient to make up the deficiency, subject to readjustment during the Trust's fiscal year. Ordinary business expenses include the investment advisory fee and other operating costs paid by the Trust except (1) interest and taxes, (2) brokerage commissions, (3) certain litigation and indemnification expenses as described in the Advisory Agreement and (4) payments made by the Fund pursuant to its distribution plans.


     The Advisory Agreement may be continued from year to year if specifically approved at least annually (a)(i) by the Trustees or (ii) by vote of a majority of the Fund's outstanding voting securities and (b) by the affirmative vote of a majority of the Trustees who are not parties to the agreement or interested persons of any such party by votes cast in person at a meeting called for such purpose. The Advisory Agreement provides that it will terminate automatically if assigned and that it may be terminated without penalty by either party on 60 days' written notice.



     During the fiscal years ended May 31, 1996, 1997 and 1998, the Adviser received $1,254,494, $918,419 and $565,378, respectively, in advisory fees from the Fund. For such periods the Fund paid $31,987, $25,800 and $21,601, respectively, for accounting services.


     Pursuant to the Advisory Agreement, the Trust has agreed to indemnify the Adviser against any taxes imposed by the United Kingdom on the Trust for its investment related activities as contemplated in each Agreement. The Adviser may not be indemnified, however, with respect to any liabilities incurred by such party's willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the Agreement or to the Trust.

DISTRIBUTOR


     The Distributor acts as the principal underwriter of the Trust's shares pursuant to a written agreement (the "Distribution and Service Agreement"). The Distributor has the exclusive right to distribute shares of the Fund through authorized dealers. The Distributor's obligation is an agency or "best efforts" arrangement under which the Distributor is required to take and pay for only such shares of the Funds as may be sold to the public. The Distributor is not obligated to sell any stated number of shares. The Distributor bears the cost of printing (but not typesetting) prospectuses used in connection with this offering and certain other costs, including the cost of supplemental sales literature and advertising. The Distribution and Service Agreement is renewable from year to year if approved (a) by the Fund's Trustees or by a vote of a majority of the Fund's outstanding voting securities and (b) by the affirmative vote of a majority of the Trustees who are not parties to the Distribution and Service Agreement or interested persons of any party, by votes cast in person at a meeting called for such purpose. The Distribution and Service Agreement provides that it will terminate if assigned, and that it may be terminated without penalty by either party on 90 days' written notice. Total underwriting commissions on the sale of shares of the Fund for the last three fiscal periods are shown in the chart below. Advantage Capital Corporation is a former affiliated dealer of the Fund.



                                                                                           DEALER REALLOWANCES
                                                                            AMOUNTS            RECEIVED BY
                                                   TOTAL UNDERWRITING       RETAINED        ADVANTAGE CAPITAL
                                                      COMMISSIONS        BY DISTRIBUTOR        CORPORATION
                                                   ------------------    --------------    -------------------
Fiscal Year Ended May 31, 1996..................        $178,914            $100,311             $25,458
Fiscal Year Ended May 31, 1997..................        $ 23,871            $    -0-                 N/A
Fiscal Year Ended May 31, 1998..................        $ 19,123            $  1,942                 N/A


DISTRIBUTION AND SERVICE PLANS

     The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each class of its shares pursuant to Rule 12b-1 under the 1940 Act. The Fund also has adopted a service plan (the "Service Plan") with respect to each class of its shares. The Distribution Plan and the Service Plan sometimes are referred to herein as the "Plans". The Plans provide that the Fund may spend a portion of the Fund's average daily net assets attributable to each class of shares in connection with distribution of the respective class of shares and in connection with the provision of ongoing services to shareholders of such class, respectively. The Distribution Plan and the Service Plan are being implemented through an agreement (the "Distribution and Service Agreement") with the Distributor of each class of the Fund's shares, sub-agreements between the Distributor and members of the NASD who are acting as securities dealers and NASD members or eligible non-members who are acting as brokers or agents and similar agreements between the Fund and financial intermediaries who are acting as brokers (collectively, "Selling Agreements") that may provide for their customers or clients certain services or assistance, which may include, but not be limited to, processing purchase and redemption transactions, establishing and maintaining shareholder accounts regarding the Fund, and such other services as may be agreed to from time to time and as may be permitted by applicable statute, rule or regulation. Brokers, dealers and financial intermediaries that have entered into sub-agreements with the Distributor and sell shares of the Fund are referred to herein as "financial intermediaries."

     The Distributor must submit quarterly reports to the Board of Trustees of the Trust, of which the Fund is a series, setting forth separately by class of shares all amounts paid under the Distribution Plan and the purposes for which such expenditures were made, together with such other information as from time to time is reasonably requested by the Trustees. The Plans provide that they will continue in full force and effect from year to year so long as such continuance is specifically approved by a vote of the Trustees, and also by a vote of the disinterested Trustees, cast in person at a meeting called for the purpose of voting on the Plans. Each of the Plans may not be amended to increase materially the amount to be spent for the services described therein with respect to either class of shares without approval by a vote of a majority of the outstanding voting shares of such class, and all material amendments to either of the Plans must be approved by the Trustees and also by the disinterested Trustees. Each of the Plans may be terminated with respect to either class of shares at any time by a vote of a majority of the disinterested Trustees or by a vote of a majority of the outstanding voting shares of such class.


     The Distributor has entered into agreements with Merrill Lynch ("Merrill") under which the Fund shall be offered pursuant to the Merrill Program. Trustees and other fiduciaries of retirement plans seeking to invest in multiple fund families through broker-dealer retirement plan alliance programs should contact Merrill for further information concerning the Merrill Program including, but not limited to, minimum size and operational requirements.



     For the fiscal year ended May 31, 1998, the Fund's aggregate expenses under the Plans for Class A shares were $57,885 or 0.25%, of the Class A shares' average daily net assets. For the fiscal year ended May 31, 1998, the Fund's aggregate expenses under the Class B Plan were $489,809 or 1.00% of the Class B shares' average net assets. Such expenses were paid to reimburse the Distributor for the following payments: $363,340 for commissions and transaction fees paid to financial intermediaries in respect of sales of Class B shares of the Fund and $126,469 for fees paid to financial intermediaries for servicing Class B shareholders and administering the Plans. For the fiscal year ended May 31, 1998, the Fund's aggregate expenses under the

Plans for Class C shares were $44,916 or 1.00% of the Class C shares' average net assets. Such expenses were paid to reimburse the Distributor for the following payments: $5,428 for commissions and transaction fees paid to financial intermediaries in respect of sales of Class C shares of the Fund and $39,488 for fees paid to financial intermediaries for servicing Class C shareholders and administering the Class C Plan.


TRANSFER AGENT


     During the fiscal years ended May 31, 1996, 1997 and 1998, Investor Services, shareholder service agent and dividend disbursing agent for the Fund, received fees aggregating $357,968, $282,776 and $220,373, respectively, for these services. Beginning in 1998, the transfer agency prices are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks. Prior to 1998, the transfer agency prices were determined on a cost plus profit basis.


PORTFOLIO TRANSACTIONS AND BROKERAGE


     The Adviser is responsible for decisions to buy and sell securities for the Fund and for the placement of its portfolio business and the negotiation of the commissions paid on such transactions. It is the policy of the Adviser to seek the best security price available with respect to each transaction. In over-the-counter transactions, orders are placed directly with a principal market maker unless it is believed that a better price and execution can be obtained by using a broker. Except to the extent that the Fund may pay higher brokerage commissions for brokerage and research services (as described herein) on a portion of its transactions executed on securities exchanges, the Adviser seeks the best security price at the most favorable commission rate. In selecting broker/dealers and in negotiating commissions, the Adviser considers the firm's reliability, the quality of its execution services on a continuing basis and its financial condition. When more than one firm is believed to meet these criteria, preference may be given to firms which also provide research services to the Fund or the Adviser.



     Consistent with the Rules of Fair Practice of the NASD and subject to seeking best execution and such other policies as the Trustees may determine, the Adviser may consider sales of shares of the Fund as a factor in the selection of firms to execute portfolio transactions for the Funds.


     Section 28(e) of the Securities Exchange Act of 1934 ("Section 28(e)") permits an investment adviser, under certain circumstances, to cause an account to pay a broker or dealer who supplies brokerage and research services, a commission for effecting a securities transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction. Brokerage and research services include (a) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts, and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody).

     Pursuant to provisions of the Advisory Agreement and the Sub-advisory Agreement, the Trustees have authorized the Adviser to cause the Fund to incur brokerage commissions in an amount higher than the lowest available rate in return for research services provided to the Adviser. The Adviser is of the opinion that the continued receipt of supplemental investment research services from brokers is essential to its provision of high quality portfolio management services to the Fund. The Adviser undertakes that such higher commissions will not be paid by the Fund unless (a) the Adviser determines in good faith that the amount is reasonable in relation to the services in terms of the particular transaction or in terms of the Adviser's overall responsibilities with respect to the accounts they exercise investment discretion, (b) such payment is made in compliance with the provisions of Section 28(e) and other applicable state and federal laws, and (c) in the opinion of the Adviser, the total commissions paid by the Fund are reasonable in relation to the expected benefits to the Fund over the long term. The investment advisory fee paid by the Fund under the Advisory Agreement is not reduced as a result of the Adviser's receipt of research services.

     The Adviser places portfolio transactions for other advisory accounts, including other investment companies. Research services furnished by firms through which the Fund effects its securities transactions may be used by the Adviser in servicing all of their accounts; not all of such services may be used by the Adviser in connection with the Fund. In the opinion of the Adviser, the benefits from research services to each of the accounts (including the Fund) managed by the Adviser cannot be measured separately. Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of the lowest available rate paid by each account for brokerage and research services will vary. However, in the opinion of the Adviser, such costs to the Fund will not be disproportionate to the benefits received by the Fund on a continuing basis.

     The Adviser seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by the Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Fund. In making such allocations among the Fund and other advisory accounts, the main factors considered by the Adviser is the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and opinions of the persons responsible for recommending the investment.


     The Adviser's brokerage practices are monitored on a quarterly basis by the Brokerage Review Committee comprised of Trustees are not interested persons (as defined in the 1940 Act) of the Adviser.



     During the fiscal year ended May 31, 1998, the Fund paid $0 in brokerage commissions on transactions totalling $0 to brokers selected primarily on the basis of research services provided to the Adviser.



     Effective October 31, 1996, Morgan Stanley Group Inc. ("Morgan Stanley") became an affiliate of the Adviser. Effective May 31, 1997, Dean Witter Discover & Co. ("Dean Witter") became an affiliate of the Adviser. The negotiated commission paid to an affiliated broker on any transaction would be comparable to that payable to a non-affiliated broker in a similar transaction.



     The Fund paid the following commissions to these brokers during the periods shown:



                                                                         AFFILIATED BROKERS
                                                                         -------------------
                                                                          MORGAN      DEAN
                                                               BROKERS   STANLEY     WITTER
                                                               -------   --------   --------
Fiscal year 1996............................................     $0        N/A        N/A
Fiscal year 1997............................................     $0          0        N/A
Fiscal year 1998............................................     $0        $ 0        $ 0
Fiscal year 1998 Percentage:
  Commissions with affiliate to total commissions...........     --         --         --
  Value of brokerage transactions with affiliate to total
     transactions...........................................     --         --         --


DETERMINATION OF NET ASSET VALUE

     The net asset value per share is determined as of the close of the New York Stock Exchange (the "Exchange") (currently 4:00 p.m., New York time) on each business day on which the Exchange is open. The net asset value of Fund shares is computed by dividing the value of all securities plus other assets, less liabilities, by the number of shares outstanding, and adjusting to the nearest cent per share.

     Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day in New York (i.e., a day on which the Exchange is open). In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place on all business days in Japanese markets on certain Saturdays and in various foreign markets on days which are not business days in New York and on which the Fund's net asset value is not calculated and on which the Fund does not effect sales, redemptions and repurchases of its shares. There may be significant variations in the net asset value of Fund shares on days when net asset value is not calculated and on which shareholders cannot redeem on account of changes in prices of stocks traded in foreign stock markets.

     The Fund calculates net asset value per share, and therefore effects sales, redemptions and repurchases of its shares, as of the close of the Exchange once on each day on which the Exchange is open. Such calculation does not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. If events materially affecting the value of such securities occur between the time when their price is determined and the time when the Fund's net asset value is calculated, such securities will be valued at fair value as determined in good faith by the Trustees.

     The assets belonging to the Class A shares, the Class B shares and the Class C shares will be invested together in a single portfolio. The net asset value of each class will be determined separately by subtracting the expenses and liabilities allocated to that class.

PURCHASE AND REDEMPTION OF SHARES

     The following information supplements the section in the Fund's Prospectus captioned "Purchase of Shares."


LETTER OF INTENT



     The Fund will escrow shares totalling 5% of the dollar amount of the Letter of Intent to be held by Investor Services in the name of the shareholder. The Letter of Intent does not obligate the investor to purchase the indicated amount. In the event the Letter of Intent goal is not achieved within the 13-month period, the investor is required to pay the difference between sales charges otherwise applicable to the purchases made during this period and sales charges actually paid. Such payment may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrow shares to obtain such difference. If the goal is exceeded in an amount which qualifies for a lower sales charge, a price adjustment is made by refunding to the investor in shares of the Fund, the amount of excess sales charges, if any, paid during the 13-month period.


CHECK WRITING PRIVILEGE


     To establish the check writing privilege for Class A shares, a shareholder must complete the appropriate section of the application and the Authorization for Redemption form and return both documents to Investor Services before checks will be issued. All signatures on the authorization card must be guaranteed if any of the signatures are persons not referenced in the account registration or if more than 30 days have elapsed since the shareholder service agent established the account on its records. Moreover, if the shareholder is a corporation, partnership, trust, fiduciary, executor or administrator, the appropriate documents appointing authorized signers (corporate resolutions, partnerships or trust agreements) must accompany the authorization card. The documents must be certified in original form, and the certifications must be dated within 120 days of their receipt by Investor Services.


     The privilege does not carry over the accounts established through exchanges or transfer. It must be requested separately for each fund account.


REDEMPTION OF SHARES



     Redemptions are not made on days during which the Exchange is closed. The right of redemption may be suspended and the payment therefor may be postponed for more than seven days during any period when (a) the Exchange is closed for other than customary weekends or holidays; (b) trading on the Exchange is restricted; (c) an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets; or (d) the SEC, by order, so permits.


CONTINGENT DEFERRED SALES CHARGE -- CLASS A

     For purposes of the CDSC -- Class A, when shares of one fund are exchanged for shares of another fund, the purchase date for the shares of the fund exchanged into will be assumed to be the date on which shares were purchased in the fund from which the exchange was made. If the exchanged shares themselves are acquired through an exchange, the purchase date is assumed to carry over from the date of the original election to purchase shares subject to a CDSC -- Class A rather than a front-end load sales charge. In determining whether a CDSC -- Class A is payable, it is assumed that shares held the longest are the first to be redeemed.

WAIVER OF CLASS B AND CLASS C CONTINGENT DEFERRED SALES CHARGE ("CDSC -- CLASS B AND C")

     As described in the Prospectus under "Purchase of Shares," redemptions of Class B and Class C shares will be subject to a CDSC. The CDSC -- Class B and C may be waived on redemptions of Class B shares and Class C shares in the circumstances described below:


     (a) Redemption Upon Death or Disability


     The Fund will waive the CDSC -- Class B and C on redemptions following the death or disability of a Class B shareholder and Class C shareholder. An individual will be considered disabled for this purpose if he or she meets the definition thereof in Section 72(m)(7) of the Code, which in pertinent part defines a person as disabled if such person "is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long-continued and indefinite duration." While the Fund does not specifically adopt the balance of the Code's definition which pertains to furnishing the Secretary of Treasury with such proof as he or she may require, the Distributor will require satisfactory proof of death or disability before it determines to waive the CDSC -- Class B and C.


     In cases of disability or death, the CDSC -- Class B and C will be waived where the decedent or disabled person is either an individual shareholder or owns the shares as a joint tenant with right of survivorship or is the beneficial owner of a custodial or fiduciary account, and where the redemption is made within one year of the death or initial determination of disability. This waiver of the CDSC -- Class B or C applies to a total or partial redemption, but only to redemptions of shares held at the time of the death or initial determination of disability.


     (b) Redemption in Connection with Certain Distributions from Retirement
Plans


     The Fund will waive the CDSC -- Class B and C when a total or partial redemption is made in connection with certain distributions from Retirement Plans. The charge may be waived upon the tax-free rollover or transfer of assets to another Retirement Plan invested in one or more Participating Funds (as defined in the Prospectus); in such event, as described below, the Fund will "tack" the period for which the original shares were held on to the holding period of the shares acquired in the transfer or rollover for purposes of determining what, if any CDSC -- Class B and C is applicable in the event that such acquired shares are redeemed following the transfer or rollover. The charge also will be waived on any redemption which results from the return of an excess contribution pursuant to Section 408(d)(4) or (5) of the Code, the return of excess deferral amounts pursuant to Code Section 401(k)(8) or 402(g)(2), or from the death or disability of the employee (see code Section 72(m)(7) and 72(t)(2)(A)(ii). In addition, the charge may be waived on any minimum distribution required to be distributed in accordance with code Section 401(a)(9).


     The Fund does not intend to waive the CDSC -- Class B and C for any distributions from IRAs or other Retirement Plans not specifically described above.

     (c) Redemption Pursuant to a Fund's Systematic Withdrawal Plan

     A shareholder may elect to participate in a systematic withdrawal plan ("Plan") with respect to the shareholder's investment in the Fund. Under the Plan, a dollar amount of a participating shareholder's investment in the Fund will be redeemed systematically by the Fund on a periodic basis, and the proceeds mailed to the shareholder. The amount to be redeemed and frequency of the systematic withdrawals will be specified by the shareholder upon his or her election to participate in the Plan. The CDSC -- Class B and C may be waived on redemptions made under the Plan.

     The amount of the shareholder's investment in a Fund at the time the election to participate in the Plan is made with respect to the Fund is hereinafter referred to as the "initial account balance." The amount to be systematically redeemed from the Fund without the imposition of a CDSC -- Class B and C may not exceed a maximum of 12% annually of the shareholder's initial account balance. The Fund reserves the right to change the terms and conditions of the Plan and the ability to offer the Plan.

     (d) Involuntary Redemptions of Shares in Accounts That Do Not Have the Required Minimum Balance

     The Fund reserves the right to redeem shareholder accounts with balances of less than a specified dollar amount as set forth in the Prospectus. Prior to such redemptions, shareholders will be notified in writing and allowed a specified period of time to purchase additional shares to bring the account up to the required minimum balance. The Fund will waive the CDSC -- Class B and C upon such involuntary redemption.

     (e) Reinvestment of Redemption Proceeds in Shares of the Same Fund Within 180 Days After Redemption

     A shareholder who has redeemed shares of a Fund may reinvest at net asset value, with credit for any CDSC -- Class C paid on the redeemed shares, any portion or all of his or her redemption proceeds (plus that amount necessary to acquire a fractional share to round off his or her purchase to the nearest full share) in Class C shares of the Fund, provided that the reinvestment is effected within 180 days after such redemption and the shareholder has not previously exercised this reinvestment privilege with respect to Class C shares of the Fund. Shares acquired in this manner will be deemed to have the original cost and purchase date of the redeemed shares for purposes of applying the CDSC -- Class C to subsequent redemptions.

     (f) Redemption by Adviser

     The Fund may waive the CDSC -- Class B and C when a total or partial redemption is made by the Adviser with respect to its investments in the Fund.


EXCHANGE PRIVILEGE


     The following supplements the discussion of "Shareholder
Services -- Exchange Privilege" in the Prospectus:


     By use of the exchange privilege, the investor authorizes Investor Services to act on telephonic, telegraphic or written exchange instructions from any person representing himself to be the investor or the agent of the investor and believed by Investor Services to be genuine. Van Kampen and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape recording telephone communications, and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, neither Van Kampen, Investor Services, nor the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. Van Kampen, Investor Services and the Fund may be liable for any losses due to unauthorized or fraudulent instructions if reasonable procedures are not followed.


     For purposes of determining the sales charge rate previously paid on Class A shares, all sales charges paid on the exchanged security and on any security previously exchanged for such security or for any of its predecessors shall be included. If the exchanged security was acquired through reinvestment, that security is deemed to have been sold with a sales charge rate equal to the rate previously paid on the security on which the dividend or distribution was paid. If a shareholder exchanges less than all of his securities, the security upon which the highest sales charge rate was previously paid is deemed exchanged first.

     Exchange requests received on a business day prior to the time shares of the funds involved in the request are priced will be processed on the date of receipt. "Processing" a request means that shares in the Fund from which the shareholder is withdrawing an investment will be redeemed at the net asset value per share next determined on the date of receipt. Shares of the new fund into which the shareholder is investing will also normally be purchased at the net asset value per share, plus any applicable sales charge, next determined on the date of receipt. Exchange requests received on a business day after the time shares of the funds involved in the request are priced will be processed on the next business day in the manner described herein.

     A prospectus of any of these mutual funds may be obtained from any authorized dealer or the Distributor. An investor considering an exchange to one of such funds should refer to the prospectus for additional information regarding such fund.

TAX STATUS OF THE FUND


     The Trust and each of its series, including the Fund, will be treated as separate corporations for federal income tax purposes. The Fund has elected and qualified, and intends to continue to qualify each year, to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). If the Fund complies with certain requirements of the Code relating to, among other things, the source of its income and the diversification of its assets, the Fund will not be subject to federal income tax on any income distributed to its shareholders. The Fund will be subject to tax if, among other things, it fails to distribute net capital gains, or if its annual distributions, as a percentage of its income, are less than the distributions required by tax laws.


FUND PERFORMANCE


     The Fund's average annual total return (computed in the manner described in the Prospectus) for Class A shares of the Fund for (i) the one year period ended May 31, 1998 was 0.93%; (ii) the five year period ended May 31, 1998 was 3.14%; and (iii) the six year and six and one-half month period since November 15, 1991, the commencement of investment operations, through May 31, 1998 was 3.77%. The average annual total return (computed in the manner described in the Prospectus) for Class B shares of the Fund for (i) the one year period ending May 31, 1998 was 1.01%; (ii) the five year period ended May 31, 1998 was 3.11%; and (iii) the six year and six and one-half month period since November 15, 1991, the commencement of distribution for Class B shares of the Fund, through May 31, 1998 was 3.80%. The average annual total return (computed in the manner described in the Prospectus) for Class C shares of the Fund for (i) the one year period ending May 31, 1998 was 4.03%; (ii) the five year period ended May 31, 1998 was 3.36%; and (iii) the five year and one and one-half month period since April 12, 1993, the commencement of distribution for Class C shares of the Fund, through May 31, 1998 was 3.50%. These results are based on historical earnings and asset value fluctuations and are not intended to indicate future performance. Such information should be considered in light of the Fund's investment objective and policies as well as the risks incurred by the Fund's investment practices.



     The annualized current yield for Class A shares, Class B shares and Class C shares of the Fund for the 30-day period ended May 31, 1998, was 4.37%, 3.78% and 3.77%, respectively. The yield for Class A shares, Class B shares and Class C shares is not fixed and will fluctuate in response to prevailing interest rates and the market value of portfolio securities, and as a function of the type of securities owned by the Fund, portfolio maturity and the Fund's expenses.


     Yield and total return are computed separately for Class A shares, Class B shares and Class C shares.

     From time to time, in reports or other communications, or in advertising or sales material, the Fund may, illustrate in graph or chart form, or otherwise, total returns of international stock markets as compared with the performance of the United States market.


     The Fund may, from time to time: (1) illustrate the benefits of tax-deferral by comparing taxable investments to investments made through tax-deferred retirement plans; (2) illustrate in graph or chart form, or otherwise, the benefits of dollar cost averaging by comparing investments made pursuant to a systematic investment plan to investments made in a rising market;
(3) illustrate allocations among different types of mutual funds for investors at different stages of their lives; and (4) in reports or other communications to shareholders or in advertising material, illustrate the benefits of compounding at various assumed rates of return. Such illustrations may be in the form of charts or graphs and will not be based on historical returns experienced by the Fund.


     From time to time marketing materials may provide a portfolio manager update, an adviser update or discuss general economic conditions and outlooks. The Fund's marketing materials may also show the Fund's asset class diversification, top five sectors, ten largest holdings and other Fund asset structures, such as duration, maturity, coupon, NAV, rating breakdown, AMT exposure and number of issues in the portfolio. Materials may also mention how Van Kampen believes the Fund compares relative to other Van Kampen funds. Materials may also discuss the Dalbar Financial Services study from 1984 to 1994 which studied investor cash flow into and out of all types of mutual funds. The ten year study found that investors who bought mutual fund shares and held such shares outperformed investors who bought and sold. The Dalbar study conclusions were consistent regardless of if shareholders purchased their funds in direct or sales force distribution channels. The study showed that investors working with a professional representative have tended over time to earn higher returns than those who invested directly. The Fund will also be marketed on the Internet.


OTHER INFORMATION


CUSTODY OF ASSETS -- State Street Bank and Trust Company, 225 West Franklin Street, Boston, Massachusetts 02110 serves as Custodian for the Trust. It is also anticipated that foreign sub-custodians will be used for certain of the Fund's investments in foreign securities. Any such sub-custodian shall be utilized pursuant to an agreement between the Custodian and foreign sub-custodian that has been approved as required pursuant to Rule 17F-5 under the 1940 Act. The Custodian and sub-custodians generally domestically, and frequently abroad, do not actually hold certificates for the securities in their custody, but instead have book records with domestic and foreign securities depositories, which in turn have book records with the transfer agents of the issuers of the securities.


SHAREHOLDER REPORTS -- Semiannual statements are furnished to shareholders, and annually such statements are audited by the independent accountants.


INDEPENDENT ACCOUNTANTS -- PricewaterhouseCoopers LLP, 200 East Randolph Street, Chicago, Illinois 60601, the independent accountants for the Fund, performs an annual audit of the Fund's financial statements.

                       Report of Independent Accountants

To the Shareholders and Board of Trustees of Van Kampen American Capital Global Government Securities Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Van Kampen American Capital Global Government Securities Fund (the "Fund"), a series of Van Kampen American Capital World Portfolio Series Trust, at May 31, 1998, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 1998 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PRICEWATERHOUSECOOPERS LLP

Chicago, Illinois
July 10, 1998

                            Portfolio of Investments

                                  May 31, 1998


===============================================================================================

Par
Amount
(000)         Description                           Coupon         Maturity        Market Value
-----------------------------------------------------------------------------------------------
United States Government & Government Agency Obligations 53.6%
$      569    Government National Mortgage Association
              Pools................................. 8.000%  11/15/00 to 12/15/25   $   591,882
     5,600    United States Treasury Bonds..........12.000         05/15/05           7,613,368
     3,800    United States Treasury Bonds.......... 8.125         08/15/19           4,809,356
       200    United States Treasury Bonds.......... 6.250         08/15/23             209,188
    20,900    United States Treasury Notes (a)...... 7.750         12/31/99          21,579,250
                                                                                    -----------
Total Long-Term Investments

  (Cost $34,116,678).............................................................    34,803,044
                                                                                    -----------
Short-Term Investments 46.1%

              United States Government & Government Agency Obligations 42.5%
     4,600    Federal Farm Credit Bank Discount Note (yielding 5.409%,
              06/24/98 maturity).................................................     4,584,218

     4,000    Federal Home Loan Bank Discount Note (yielding 5.386%, 06/09/98
              maturity)..........................................................     3,995,227

     9,000    Federal Home Loan Mortgage Corp. Discount Note (yielding 5.411%,
              06/15/98 maturity) (a).............................................     8,981,275

    10,000    Federal National Mortgage Association Discount Note (yielding
              5.406%, 06/09/98 maturity) (a).....................................     9,988,500
                                                                                    -----------
              Total United States Government & Government Agency Obligations.....    27,549,220

              Repurchase Agreement 3.6%
              State Street Bank and Trust ($2,350,000 par collateralized by
              U.S. Government obligations in a pooled cash account, dated
              05/29/98, to be sold on 06/01/98 at $2,350,979)....................     2,350,000
                                                                                    -----------
Total Short-Term Investments

  (Cost $29,899,220).............................................................    29,899,220
                                                                                    -----------
Total Investments 99.7%

  (Cost $64,015,898).............................................................    64,702,264

Other Assets in Excess of Liabilities 0.3%.......................................       186,319
                                                                                    -----------
Net Assets 100.0%................................................................   $64,888,583
                                                                                    ===========

(a) Assets segregated as collateral for forward purchase commitments.

                                      B-32 See Notes to Financial Statements


                       Statement of Assets and Liabilities

                                  May 31, 1998

================================================================================
Assets:
Total Investments (Cost $64,015,898).............................  $ 64,702,264

Receivables:

  Interest.......................................................       850,695
  Fund Shares Sold...............................................        67,439
Other............................................................        28,252
                                                                   ------------
    Total Assets.................................................    65,648,650
                                                                   ------------
Liabilities:
Payables:

  Income Distributions...........................................       127,959
  Distributor and Affiliates.....................................        89,970
  Fund Shares Repurchased........................................        59,572
  Investment Advisory Fee........................................        40,230
Forward Currency Contracts and Forward Commitments...............       226,364
Accrued Expenses.................................................       147,848
Trustees' Deferred Compensation and Retirement Plans.............        68,124
                                                                   ------------
    Total Liabilities............................................       760,067
                                                                   ------------
Net Assets.......................................................  $ 64,888,583
                                                                   ============
Net Assets Consist of:

Capital..........................................................  $102,647,317
Accumulated Undistributed Net Investment Income..................     1,126,836
Net Unrealized Appreciation......................................       438,434
Accumulated Net Realized Loss....................................   (39,324,004)
                                                                   ------------
Net Assets.......................................................  $ 64,888,583
                                                                   ============
Maximum Offering Price Per Share:
Class A Shares:

  Net asset value and redemption price per share
  (Based on net assets of $21,898,181 and 2,899,435 shares of
  beneficial interest issued and outstanding)....................  $       7.55
  Maximum sales charge (4.75%* of offering price)................           .38
                                                                   ------------
  Maximum offering price to public...............................  $       7.93
                                                                   ============
Class B Shares:

  Net asset value and offering price per share
  (Based on net assets of $39,475,639 and 5,196,861 shares of
  beneficial interest issued and outstanding)....................  $       7.60
                                                                   ============
Class C Shares:

  Net asset value and offering price per share
  (Based on net assets of $3,514,763 and 466,531 shares of
  beneficial interest issued and outstanding)....................  $       7.53
                                                                   ============

* On sales of $100,000 or more, the sales charge will be reduced.

                                      B-33 See Notes to Financial Statements


                             Statement of Operations

                         For the Year Ended May 31, 1998

================================================================================
Investment Income:
Interest (Net of foreign withholding taxes of $35,968)...........  $  5,076,036
                                                                   ------------
Expenses:

Distribution (12b-1) and Service Fees (Attributed to
 Classes A, B and C of $56,251, $484,180 and $44,655,
 respectively)...................................................       585,086
Investment Advisory Fee..........................................       565,378
Shareholder Services.............................................       331,795
Custody..........................................................       128,870
Shareholder Reports..............................................       101,447
Legal............................................................        16,516
Trustees' Fees and Expenses......................................        11,644
Other............................................................       135,450
                                                                   ------------
    Total Expenses...............................................     1,876,186
                                                                   ------------
Net Investment Income............................................  $  3,199,850
                                                                   ============
Realized and Unrealized Gain/Loss:
Realized Gain/Loss:

  Investments....................................................  $    365,527
  Forward Commitments............................................     1,678,085
  Foreign Currency Transactions..................................       (16,360)
                                                                   ------------
Net Realized Gain................................................     2,027,252
                                                                   ------------
Unrealized Appreciation/Depreciation:

  Beginning of the Period........................................     1,613,248
                                                                   ------------
  End of the Period:

    Investments..................................................       686,366
    Forward Commitments..........................................      (247,932)
                                                                   ------------
                                                                        438,434
                                                                   ------------
Net Unrealized Depreciation During the Period....................    (1,174,814)
                                                                   ------------
Net Realized and Unrealized Gain.................................  $    852,438
                                                                   ============
Net Increase in Net Assets from Operations.......................  $  4,052,288
                                                                   ============

                                      B-34 See Notes to Financial Statements

                       Statement of Changes in Net Assets

                   For the Years Ended May 31, 1998 and 1997


============================================================================================
                                                                   Year Ended     Year Ended
                                                                 May 31, 1998   May 31, 1997
--------------------------------------------------------------------------------------------
From Investment Activities:

Operations:

Net Investment Income........................................   $  3,199,850   $  7,404,343

Net Realized Gain/Loss.......................................      2,027,252     (9,480,352)

Net Unrealized Appreciation/Depreciation During the Period...     (1,174,814)     5,119,861
                                                                ------------   ------------
Change in Net Assets from Operations.........................      4,052,288      3,043,852
                                                                ------------   ------------
Distributions from Net Investment Income.....................     (3,294,238)    (7,378,393)

Distributions in Excess of Net Investment Income.............     (1,178,795)           -0-
                                                                ------------   ------------
Distributions from and in Excess of Net Investment Income*...     (4,473,033)    (7,378,393)
                                                                ------------   ------------
Net Change in Net Assets from Investment Activities..........       (420,745)    (4,334,541)
                                                                ------------   ------------
From Capital Transactions:

Proceeds from Shares Sold....................................     14,155,976      8,442,389

Net Asset Value of Shares Issued Through Dividend
      Reinvestment...........................................      2,660,059      4,489,376

Cost of Shares Repurchased...................................    (39,710,065)   (63,966,605)
                                                                ------------   ------------
Net Change in Net Assets from Capital Transactions...........    (22,894,030)   (51,034,840)
                                                                ------------   ------------
Total Decrease in Net Assets.................................    (23,314,775)   (55,369,381)

Net Assets:

Beginning of the Period......................................     88,203,358    143,572,739
                                                                ------------   ------------
End of the Period

      (Including accumulated undistributed net investment

      income of $1,126,836 and $94,388, respectively)........   $ 64,888,583   $ 88,203,358
                                                                ============   ============


                                                                   Year Ended     Year Ended
                                                                 May 31, 1998   May 31, 1997
--------------------------------------------------------------------------------------------
*Distributions from and in Excess of Net Investment Income:

  Class A Shares.............................................   $ (1,462,620)  $ (2,102,906)
  Class B Shares.............................................     (2,753,416)    (4,816,433)
  Class C Shares.............................................       (256,997)      (459,054)
                                                                ------------   ------------
                                                                $ (4,473,033)  $ (7,378,393)
                                                                ============   ============

                                      B-35 See Notes to Financial Statements

                              Financial Highlights

       The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.


=================================================================================================
                                                                Year Ended May 31,
                                                  -----------------------------------------------
Class A Shares                                    1998(a)    1997(a)      1996      1995     1994
-------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period........  $7.604     $ 7.92    $  8.24   $ 8.26  $   9.01
                                                  ------     ------    -------   ------  --------
  Net Investment Income.........................    .352       .526        .56      .60       .78

  Net Realized and Unrealized Gain/Loss.........    .088      (.310)     (.328)   (.016)   (.5715)
                                                  ------     ------    -------   ------  --------
Total from Investment Operations................    .440       .216       .232     .584     .2085
                                                  ------     ------    -------   ------  --------
Less:

  Distributions from and in Excess of Net
    Investment Income...........................    .491       .532       .552     .604      .726

  Distributions from and in Excess of Net
    Realized Gain...............................     -0-        -0-        -0-      -0-     .2325
                                                  ------     ------    -------   ------  --------
Total Distributions.............................    .491       .532       .552     .604     .9585
                                                  ------     ------    -------   ------  --------
Net Asset Value, End of the Period..............  $7.553     $7.604    $  7.92   $ 8.24  $   8.26
                                                  ======     ======    =======   ======  ========
Total Return (b)................................    5.98%      2.65%      2.81%    7.52%     1.89%

Net Assets at End of the Period (In millions)...  $ 21.9     $ 25.7    $  36.4   $ 47.9  $   62.8

Ratio of Expenses to Average Net Assets (c).....    1.95%      1.57%      1.51%    1.42%     1.45%

Ratio of Net Investment Income to Average Net
  Assets (c)....................................    4.69%      6.58%      6.66%    7.18%     8.12%

Portfolio Turnover..............................     276%       161%       239%     209%      236%

(a) Based on average month-end shares outstanding.

(b) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(c) For the years ended through May 31, 1997, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to VKAC's reimbursement of certain expenses was less than 0.01%.

                                      B-36 See Notes to Financial Statements

       The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

================================================================================

                                                              Year Ended May 31,
                                                 -----------------------------------------------
Class B Shares                                   1998(a)    1997(a)     1996     1995      1994
------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period.......  $7.645     $ 7.96     $ 8.28   $ 8.30   $  9.04
                                                 ------     ------     ------   ------   -------
  Net Investment Income........................    .299       .477        .49      .53       .69
  Net Realized and Unrealized Gain/Loss........    .083      (.320)     (.318)   (.006)   (.5435)
                                                 ------     ------     ------   ------   -------
Total from Investment Operations...............    .382       .157       .172     .524     .1465
                                                 ------     ------     ------   ------   -------
Less:

  Distributions from and in Excess of Net
    Investment Income..........................    .431       .472       .492     .544      .654
  Distributions from and in Excess of
    Net Realized Gain..........................     -0-        -0-        -0-      -0-     .2325
                                                 ------     ------     ------   ------   -------
Total Distributions............................    .431       .472       .492     .544     .8865
                                                 ------     ------     ------   ------   -------
Net Asset Value, End of the Period.............  $7.596     $7.645     $ 7.96   $ 8.28   $  8.30
                                                 ======     ======     ======   ======   =======
Total Return (b)...............................    4.98%      2.00%      2.06%    6.69%     1.07%
Net Assets at End of the Period (In millions)..  $ 39.5     $ 56.9     $ 97.7   $123.4   $ 147.5
Ratio of Expenses to Average Net Assets (c)....    2.72%      2.33%      2.27%    2.18%     2.22%
Ratio of Net Investment Income to
 Average Net Assets (c)........................    3.91%      5.86%      5.91%    6.41%     7.30%
Portfolio Turnover.............................     276%       161%       239%     209%      236%

(a) Based on average month-end shares outstanding.

(b) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(c) For the years ended through May 31, 1997, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to VKAC's reimbursement of certain expenses was less than 0.01%.

                                      B-37 See Notes to Financial Statements

       The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

================================================================================

                                                               Year Ended May 31,
                                                 ----------------------------------------------
Class C Shares                                   1998(a)    1997(a )    1996     1995     1994
-----------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period.......  $7.585     $ 7.91     $ 8.22   $ 8.25   $ 8.99
                                                 ------     ------     ------   ------   ------
  Net Investment Income........................    .293       .471        .46      .51      .63
  Net Realized and Unrealized Gain/Loss........    .087      (.324)     (.278)    .004   (.4835)
                                                 ------     ------     ------   ------   ------
Total from Investment Operations...............    .380       .147       .182     .514    .1465
                                                 ------     ------     ------   ------   ------
Less:

  Distributions from and in Excess of Net
    Investment Income..........................    .431       .472       .492     .544     .654
  Distributions from and in Excess of
    Net Realized Gain..........................     -0-        -0-        -0-      -0-    .2325
                                                 ------     ------     ------   ------   ------
Total Distributions............................    .431       .472       .492     .544    .8865
                                                  -----     ------     ------   ------   ------
Net Asset Value, End of the Period.............   7.534     $7.585     $ 7.91   $ 8.22   $ 8.25
                                                  =====     ======     ======   ======   ======
Total Return (b)...............................    5.02%      1.88%      2.20%    6.60%    1.19%
Net Assets at End of the Period (In millions)..   $ 3.5     $  5.6     $  9.5   $ 18.5   $ 23.5
Ratio of Expenses to Average Net Assets (c)....    2.72%      2.33%      2.27%    2.18%    2.22%
Ratio of Net Investment Income to
  Average Net Assets (c).......................    3.90%      5.84%      5.91%    6.42%    7.13%
Portfolio Turnover.............................     276%       161%       239%     209%     236%

(a) Based on average month-end shares outstanding.

(b) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(c) For the years ended through May 31, 1997, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to VKAC's reimbursement of certain expenses was less than 0.01%.

                                      B-38 See Notes to Financial Statements

                        Notes to Financial Statements

                                  May 31, 1998

================================================================================

1. Significant Accounting Policies

Van Kampen American Capital Global Government Securities Fund (the "Fund") is organized as a series of Van Kampen American Capital World Portfolio Series Trust, a Delaware business trust, and is registered as a non-diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek total return through a managed balance of foreign and domestic debt securities. Investments in foreign securities involve certain risks not ordinarily associated with investments in securities of domestic issuers, including fluctuations in foreign exchange rates, future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws or restrictions. The Fund commenced investment operations on November 15, 1991. The distribution of the Fund's Class C shares commenced on April 12, 1993.

     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. Security Valuation - Investments are stated at values using market quotations or, if such valuations are not available, estimates obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. Security Transactions - Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

     The Fund may invest in repurchase agreements which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen American Capital Asset Management Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

                                  May 31, 1998

================================================================================

C. Income and Expenses - Interest income is recorded on an accrual basis. The Fund accounts for discounts and premiums on the same basis as is used for federal income tax reporting. Accordingly, original issue discounts on debt securities purchased are amortized over the life of the security. Premiums on debt securities are not amortized. Market discounts are recognized at the time of sale as realized gains for book purposes and ordinary income for tax purposes.

     Expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. Currency Translation - Assets and liabilities denominated in foreign currencies and commitments under forward currency contracts are translated into U.S. dollars based on quoted exchange rates as of noon Eastern Time. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates prevailing when accrued. Gains and losses on the sale of securities are not segregated for financial reporting purposes between amounts arising from changes in exchange rates and amounts arising from changes in the market prices of securities. Realized gain and loss on foreign currency includes the net realized amount from the sale of currency and the amount realized between trade date and settlement date on security transactions.

E. Federal Income Taxes - It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

     At May 31, 1998, for federal income tax purposes, cost of long- and short-term investments is $64,020,822, the aggregate gross unrealized appreciation is $689,608, and the aggregate gross unrealized depreciation is $8,164, resulting in net unrealized appreciation of $681,444.

     The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At May 31, 1998, the Fund had an accumulated capital loss carryforward for tax purposes of $38,133,185, which expires between May 31, 2003 and May 31, 2006. Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of post October 31 losses which are not recognized for tax purposes until the first day of the following fiscal year, wash sales, and the mark to market of open forward currency contracts at May 31, 1998.

F. Distribution of Income and Gains - The Fund declares daily and pays monthly dividends from net investment income. Net investment income for federal income tax purposes includes gains and losses realized on transactions in foreign currencies. These realized gains and losses

                                  May 31, 1998

================================================================================

are included as net realized gains or losses for financial reporting purposes. Net realized gains, if any, are distributed annually.

     Due to inherent differences in the recognition of income, expenses and realized gains/losses under generally accepted accounting principles and federal income tax purposes, permanent differences between book and tax basis reporting for the 1998 fiscal year have been identified and appropriately reclassified. Permanent book and tax basis differences relating to the recognition of net realized losses on paydowns of mortgage pool obligations totaling $4,981 and net realized gains on foreign currency transactions of $2,310,612 were reclassified from accumulated net realized gain/loss to accumulated undistributed net investment income.

2. Investment Advisory Agreement and Other Transactions with Affiliates

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly. Investment advisory fees are calculated monthly, based on the average daily net assets of the Fund at the annual rate of .75%. The Adviser has entered into a subadvisory agreement with Morgan Stanley Asset Management Inc. (the "Subadviser"), who provides advisory services to the Fund and the Adviser with respect to the Fund's investments. The Adviser pays 50% of its investment advisory fee to the Subadviser.

     For the year ended May 31, 1998, the Fund recognized expenses of approximately $16,500, representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

     For the year ended May 31, 1998, the Fund recognized expenses of approximately $21,600 representing VKAC's cost of providing accounting services to the Fund. These services are provided by VKAC at cost.

     ACCESS Investor Services, Inc. ("ACCESS"), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended May 31, 1998, the Fund recognized expenses of approximately $220,400. Beginning in 1998, the transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

     Certain officers and trustees of the Fund are also officers and directors of VKAC. The Fund does not compensate its officers or trustees who are officers of VKAC.

     The Fund provides deferred compensation and retirement plans for its trustees who are not officers of VKAC. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

                                  May 31, 1998

================================================================================

3. Capital Transactions

The Fund has outstanding three classes of shares of beneficial interest, Classes A, B and C, each with a par value of $.01 per share. There are an unlimited number of shares of each class authorized.

  At May 31, 1998, capital aggregated $32,864,290, $62,712,562 and $7,070,465 for Classes A, B and C, respectively. For the year ended May 31, 1998, transactions were as follows:


                                                           Shares          Value
================================================================================
Sales:

  Class A...........................................      752,769   $  5,695,255
  Class B...........................................    1,071,748      8,110,111
  Class C...........................................       46,375        350,610
                                                       ----------   ------------
Total Sales.........................................    1,870,892   $ 14,155,976
                                                       ==========   ============
Dividend Reinvestment:

  Class A...........................................      122,857   $    929,454
  Class B...........................................      209,735      1,595,886
  Class C...........................................       17,848        134,719
                                                       ----------   ------------
Total Dividend Reinvestment.........................      350,440   $  2,660,059
                                                       ==========   ============
Repurchases:

  Class A...........................................   (1,350,521)  $(10,227,695)
  Class B...........................................   (3,525,942)   (26,883,122)
  Class C...........................................     (343,258)    (2,599,248)
                                                       ----------   ------------
Total Repurchases...................................   (5,219,721)  $(39,710,065)
                                                       ==========   ============

                                  May 31, 1998

================================================================================

     At May 31, 1997, capital aggregated $36,467,276, $79,889,687 and $9,184,384 for Classes A, B and C, respectively. For the year ended May 31, 1997, transactions were as follows:


                                                          Shares          Value
--------------------------------------------------------------------------------
Sales:

  Class A...........................................     415,170   $  3,285,624
  Class B...........................................     612,589      4,868,118
  Class C...........................................      36,431        288,647
                                                      ----------   ------------
Total Sales.........................................   1,064,190   $  8,442,389
                                                      ==========   ============

Dividend Reinvestment:

  Class A...........................................     169,671   $  1,338,753
  Class B...........................................     365,738      2,907,050
  Class C...........................................      30,907        243,573
                                                      ----------   ------------
Total Dividend Reinvestment.........................     566,316   $  4,489,376
                                                      ==========   ============

Repurchases:

  Class A...........................................  (1,805,879)  $(14,262,345)
  Class B...........................................  (5,798,718)   (45,573,947)
  Class C...........................................    (523,469)    (4,130,313)
                                                      ----------   ------------
Total Repurchases...................................  (8,128,066)  $(63,966,605)
                                                      ==========   ============

     Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). Class B and Class C shares will automatically convert to Class A shares after the eighth and tenth years, respectively. The CDSC will be imposed on most redemptions made within five years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.


                                                             Contingent Deferred
                                                                Sales Charge
                                                             -------------------
Year of Redemption                                           Class B     Class C
--------------------------------------------------------------------------------
First.......................................................  4.00%       1.00%
Second......................................................  4.00%        None
Third.......................................................  3.00%        None
Fourth......................................................  2.50%        None
Fifth.......................................................  1.50%        None
Sixth and Thereafter........................................   None        None

                                  May 31, 1998

===============================================================================

  For the year ended May 31, 1998, VKAC, as Distributor for the Fund, received commissions on sales of the Fund's Class A shares of approximately $1,700 and CDSC on the redeemed shares of approximately $146,800. Sales charges do not represent expenses of the Fund.

4. Investment Transactions

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments and forward commitments, were $105,714,133 and $110,206,655, respectively.

5. Derivative Financial Instruments

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

  The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio, manage the portfolio's effective yield, foreign currency exposure, or generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a forward commitment. In this instance, the recognition of gain or loss is postponed until the disposal of the security underlying the forward commitment.

  Purchasing securities on a forward commitment involves a risk that the market value at the time of delivery may be lower than the agreed upon purchase price resulting in an unrealized loss. Selling securities on a forward commitment involves different risks and can result in losses more significant than those arising from the purchase of such securities. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

A. Forward Purchase Commitments--The Fund trades certain securities under the terms of forward purchase commitments, whereby the settlement occurs at a specific future date. Forward purchase commitments are privately negotiated transactions between the Fund and dealers. While forward purchase commitments are outstanding, the Fund maintains sufficient collateral of cash or securities in a segregated account with its custodian. The forward purchase commitments are marked to market on a daily basis with changes in value reflected as a component of unrealized appreciation/depreciation.

                                  May 31, 1998

================================================================================

  The following forward purchase commitments were outstanding at May 31, 1998:


Par Amount
in Local                                                                                     Unrealized
Currency                                                         Settlement     Current   Appreciation/
(000)         Description                                              Date       Value    Depreciation
=======================================================================================================
    2,025-AU$ Australia (Commonwealth of),
              7.50%, 07/15/05 maturity .........................   07/30/98  $1,431,677        $ 22,429
    2,100-AU$ Australia (Commonwealth of),
              9.00%, 09/15/04 maturity..........................   08/13/98   1,573,350          23,072
    1,700-CA$ Canada (Government of),
              7.50%, 03/01/01 maturity..........................   08/13/98   1,229,790            (119)
      670-CA$ Canada (Government of),
              9.75%, 06/01/21 maturity..........................   08/13/98     704,272           7,516
    4,900-DKK Denmark (Kingdom of),
              8.00%, 03/15/06 maturity..........................   06/26/98     855,831           1,598
    9,700-DKK Denmark (Kingdom of),
              8.00%, 05/15/03 maturity..........................   08/13/98   1,617,741          15,223
    2,600-DEM Germany (Federal Republic of),
              6.25%, 01/04/24 maturity..........................   08/06/98   1,622,239          21,583
    5,100-DEM Germany Unity (Federal Republic),
              8.00%, 01/21/02 maturity..........................   08/06/98   3,183,024          17,865
    8,200-DEM Germany (Treuhandanstalt),
              7.50%, 09/09/04 maturity..........................   08/06/98   5,264,003          40,406
    3,000-DEM Germany Unity (Federal Republic),
              8.00%, 01/21/02 maturity..........................   08/13/98   1,871,091           7,366
    2,900-DEM Germany (Treuhandanstalt),
              7.00%, 11/25/99 maturity..........................   08/20/98   1,684,412           2,843
5,100,000-ITL Italy (Republic of),
              9.50%, 02/01/06 maturity..........................   08/13/98   3,700,646          35,912
   70,000-JPY Japan (Government of),
              5.50%, 03/20/02 maturity..........................   07/30/98     592,073           5,369
  340,000-JPY Japan (Government of),
              3.40%, 03/22/04 maturity..........................   08/13/98   2,764,685          36,619
  170,000-JPY Japan (Government of),
              5.50%, 03/20/02 maturity..........................   08/13/98   1,435,583           9,858
   21,000-SEK Sweden (Kingdom of),
              6.00%, 02/09/05 maturity..........................   08/13/98   2,832,752          42,533
   10,500-SEK Sweden (Kingdom of),
              13.00%, 06/15/01 maturity.........................   08/13/98   1,630,237          14,005
    2,800-GBP United Kingdom,
              7.75%, 09/08/06 maturity..........................   08/06/98   5,157,497          43,504
                                                                            -----------        --------
                                                                            $39,150,903        $347,582
                                                                            ===========        ========

                                  May 31, 1998

================================================================================

B. Closed but Unsettled Forward Commitments-In certain situations, the Fund has entered into offsetting transactions for outstanding forward commitments prior to settlement of the obligation. In doing so, the Fund realizes a gain or loss on the transaction at the time the forward commitment is closed. However, settlement of both the purchase and sale is still scheduled to occur in the denominated foreign currency at a future date. The net difference in the amount of foreign currency on the trade is marked to market daily with any fluctuation included as a component of unrealized gain/loss on forwards.

     The following closed but unsettled forward transactions were outstanding at May 31, 1998:




                                                           Unrealized
                                                              Loss
                                       Local Currency        on Net
                                    --------------------    Currency    US$ Net
Description/Currency                Receivable   Payable   Difference  Receivable
=================================================================================

Ireland (Republic of) - Pound

 (1,000,000 par, 8.00%, 08/18/06).. 1,264,222  1,252,142      $4,493     $17,075
                                                              ======     =======

                                  May 31, 1998

================================================================================

C. Forward Currency Contracts--A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Upon the settlement of the contract, a realized gain or loss is recognized and is included as a component of realized gain/loss on forwards. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

  The following forward currency contracts were outstanding as of May 31, 1998:


                                                                   Unrealized
                                                     Current    Appreciation/
Description                                            Value     Depreciation
================================================================================

Long Contracts
Australian Dollar,
 1,000,000 expiring 07/21/98.................... $   626,888      $ (27,012)
Canadian Dollar,
 3,800,000 expiring 07/17/98....................   2,610,822        (48,566)
 1,100,000 expiring 07/17/98....................     755,764         (9,107)
German Mark,
 4,950,000 expiring 07/13/98....................   2,781,474          7,277
 6,900,000 expiring 07/13/98....................   3,877,206        (37,243)
 14,500,000 expiring 07/13/98...................   8,147,752        (30,477)
 3,855,422 expiring 07/15/98....................   2,166,671          3,195
 865,200 expiring 07/17/98......................     486,282          2,024
Danish Krone,
 7,200,000 expiring 07/22/98....................   1,061,484          3,361
 10,200,000 expiring 07/22/98...................   1,503,769         (5,107)
Spanish Peseta,
 75,000,000 expiring 07/14/98...................     495,675          1,604
British Pound Sterling,
 4,106,000 expiring 07/17/98....................   6,690,391       (154,311)
Italian Lira,
 6,952,000,000 expiring 07/20/98................   3,956,348         19,122
Japanese Yen,
 220,000,000 expiring 07/16/98..................   1,599,510        (71,334)
 525,000,000 expiring 07/16/98..................   3,817,012       (130,356)
Swedish Krona,
  25,730,000 expiring 07/14/98..................   3,287,738       (107,348)
                                                  ----------       --------
  Total Long Contracts..........................  43,864,786       (584,278)
                                                  ----------       --------

                                  May 31, 1998

=====================================================================
                                                           Unrealized
                                               Current  Appreciation/
Description                                      Value   Depreciation
---------------------------------------------------------------------
Forward Currency Contracts (Continued)
Short Contracts
Swiss Franc,
  3,200,000 expiring 07/15/98.............  $2,170,937      $  (7,461)
German Mark,
  4,745,000 expiring 07/13/98.............   2,666,282          8,766
Spanish Peseta,
  75,000,000 expiring 07/14/98............     495,675            357
British Pound Sterling,
  300,000 expiring 07/17/98...............     488,825         (4,567)
  750,000 expiring 07/17/98...............   1,222,064         (3,314)
  200,000 expiring 07/17/98...............     325,884           (524)
                                            ----------      ---------
  Total Short Contracts...................  $7,369,667         (6,743)
                                            ----------      ---------
                                                            $(591,021)
                                                            =========

6. Distribution and Service Plans

     The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

     Annual fees under the Plans of up to .25% for Class A and 1.00% each for Class B and Class C shares are accrued daily. Included in these fees for the year ended May 31, 1998, are payments retained by VKAC of approximately $373,326.

                           PART C. OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS.


     List of all financial statements and exhibits as part of the Registration Statement.



     (a) Financial Statements



        Included in Part A of the Registration Statement:

           Financial Highlights


        Included in Part B of the Registration Statement:

           Report of Independent Accountants
           Financial Statements
           Notes to Financial Statements

     (b) Exhibits


         (1)(a)          First Amended and Restated Agreement and Declaration of
                            Trust(7)
            (b)          Second Certificate of Amendment+
            (c)          Second Amended and Restated Certificate of Designation+
            (2)          Amended and Restated Bylaws(7)
            (4)          Specimen Share Certificate
            (a)          Class A Shares+
            (b)          Class B Shares+
            (c)          Class C Shares+
         (5)(a)          Investment Advisory Agreement between Van Kampen American
                            Capital World Portfolio Series Trust and Van Kampen
                            American Capital Asset Management, Inc.(8)
            (b)          Investment Sub-Advisory Agreement between Van Kampen
                            American Capital Asset Management, Inc. and Morgan
                            Stanley Asset Management, Inc.(8)
         (6)(a)          Distribution and Service Agreement(8)
            (b)          Form of Dealer Agreement(7)
            (c)          Form of Broker Agreement(7)
            (d)          Form of Bank Agreement(7)
         (8)(a)          Custodian Contract(8)
            (b)          Transfer Agency and Service Agreement(8)
         (9)(a)          Data Access Services Agreement(6)
            (b)          Fund Accounting Agreement(8)
           (10)          Opinion and Consent of Skadden, Arps, Slate, Meagher & Flom
                            (Illinois)(7)
           (11)          Consent of PricewaterhouseCoopers LLP+
           (13)          Investment Letter(2)
        (14)(a)          Individual Retirement Account Brochure with Application(4)
            (b)          403(b)(7) Custodial Account(3)
            (c)          ORP 403(b)(7) Custodial Account(3)
            (d)          Retirement Plans for the Small Business-Forms Package and
                            Plan Documents(5)
            (e)          Prototype Profit Sharing/Money Purchase Plan and Trust(1)
            (f)          Prototype 401(k) Plan and Trust(1)
            (g)          Salary Reduction Simplified Employee Pension Plan(4)

        (15)(a)          Plan of Distribution Pursuant to Rule 12b-1(8)

            (b)          Form of Shareholder Assistance Agreement(8)

            (c)          Form of Administrative Service Agreement(8)

            (d)          Service Plan(7)

           (16)          Computation of Performance Information+

        (17)(a)          List of certain investment companies in response to Item
                            29(a)+

            (b)          List of officers and directors of Van Kampen Funds Inc. in response to Item 29(b)+

           (18)          Amended Multiple Class Plan(8)

           (24)          Power of Attorney+

           (27)          Financial Data Schedules+


-------------

 (1) Incorporated herein by reference to Post Effective Amendment No. 61 to Van Kampen Growth and Income Fund's Registration Statement on Form N-1A, File No. 2-21657, filed on March 27, 1991.


 (2) Incorporated herein by reference to Pre-Effective Amendment No. 2 to Registrant's Registration Statement on Form N-1A, File No. 33-37879, filed on July 19, 1991.


 (3) Incorporated herein by reference to Post-Effective Amendment No. 30 to Van Kampen Reserve Fund's Registration Statement on Form N-1A, File No. 2-50870, filed on September 24, 1992.



 (4) Incorporated herein by reference to Post-Effective Amendment No. 31 to Van Kampen Reserve Fund's Registration Statement on Form N-1A, File No. 2-50870, filed on September 24, 1993.



 (5) Incorporated herein by reference to Post-Effective Amendment No. 18 to Van Kampen Government Securities Fund's Registration Statement on Form N-1A, File No. 2-90482, filed on February 25, 1994.



 (6) Incorporated herein by reference to Post-Effective Amendment No. 1 to Van Kampen Utilities Income Fund's Registration Statement on Form N-1A, File No. 33-68452, filed on May 19, 1994.


 (7) Incorporated herein by reference to Post-Effective Amendment No. 12 to Registrant's Registration Statement on Form N-1A, File No. 33-37879, filed on September 27, 1996.


 (8) Incorporated herein by reference to Post-Effective Amendment No. 12 to Registrant's Registration Statement on Form N-1A, File No. 33-37879, filed on September 26, 1997.



 +  Filed herewith


ITEM 25.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.


     See "General Information" in the Statement of Additional Information.

ITEM 26.  NUMBER OF HOLDERS OF SECURITIES.


          AS OF SEPTEMBER 22, 1998



                                                                 (2)
                                                      NUMBER OF RECORD HOLDERS
                       (1)                          -----------------------------
                  TITLE OF CLASS                    CLASS A    CLASS B    CLASS C
                  --------------                    -------    -------    -------
Shares of Beneficial Interest, par value $0.01 per
  share                                              2,459      3,241       501


ITEM 27.  INDEMNIFICATION.


     Reference is made to Article 8, Section 8.4 of the Registrant's First Amended and Restated Agreement and Declaration of Trust.



     Article 8; Section 8.4 of the First Amended and Restated Agreement and Declaration of Trust provides that each officer and trustee of the Registrant shall be indemnified by the Registrant against all liabilities incurred in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which the officer or trustee may be or may have been involved by reason of being or having been an officer or trustee, except that such indemnity shall not protect any such person against a liability to the Registrant or any shareholder thereof to which such person would otherwise be subject by reason of (i) not acting in good faith in the reasonable belief that such person's actions were not in the best interest of the Trust,
(ii) willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, or (iii) for a criminal proceeding, not having a reasonable cause to believe that such conduct was unlawful (collectively "Disabling Conduct"). Absent a court determination that an officer or trustee seeking indemnification was not liable on the merits or guilty of Disabling Conduct in the conduct of his or her office, the decision by the Registrant to indemnify such person must be based upon the reasonable determination of independent counsel or non-party independent trustees, after review of the facts, that such officer or trustee is not guilty of Disabling Conduct in the conduct of his or her office.


     The Registrant has purchased insurance on behalf of its officers and trustees protecting such persons from liability arising from their activities as officers or trustees of the Registrant. The insurance does not protect or purport to protect such persons from liability to the Registrant or to its shareholders to which such officer or trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.

     Conditional advancing of indemnification monies may be made if the trustee or officer undertakes to repay the advance unless it is ultimately determined that he or she is entitled to the indemnification and only if the following conditions are met: (1) the trustee or officer provides a security for the undertaking; (2) the Registrant is insured against losses arising from lawful advances; or (3) a majority of a quorum of the Registrant's disinterested, non-party trustees, or an independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts, that a recipient of the advance ultimately will be found entitled to indemnification.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by the trustee, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 28. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.


     See "Investment Advisory Services" in the Prospectus and "Trustees and Officers" in the Statement of Additional Information for information regarding the business of Van Kampen Asset Management Inc. (the "Adviser"). For information as to the business, profession, vocation and employment of a substantial nature of directors and officers of the Adviser, reference is made to the Adviser's current Form ADV (File No. 801-1669) filed under the Investment Advisers Act of 1940, as amended, incorporated herein by reference.


ITEM 29. PRINCIPAL UNDERWRITERS.


     (a) The sole principal underwriter is Van Kampen Funds Inc., (the "Distributor"), which acts as principal underwriter for certain investment companies and unit investment trusts set forth in Exhibit 17(a) incorporated by reference herein.



     (b) Van Kampen Funds Inc., which is an affiliated person of an affiliated person of Registrant, is the sole principal underwriter for Registrant. The name, principal business address and positions and offices with Van Kampen Funds Inc. of each of the directors and officers thereof are set forth in Exhibit 17(b) incorporated herein by reference. Except as disclosed under the heading, "Trustees and Officers" in Part B of this Registration Statement, none of such persons has any position or office with Registrant.


     (c) Not applicable.

ITEM 30.  LOCATION OF BOOKS AND RECORDS.


     All accounts, books and other documents required by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder to be maintained (i) by Registrant will be maintained at its offices, located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181, Van Kampen Investor Services Inc., 7501 Tiffany Springs Parkway, Kansas City, Missouri 64153, or at the State Street Bank and Trust Company, 1776 Heritage Drive, North Quincy, Massachusetts 02171;
(ii) by the Adviser, will be maintained at its offices, located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181; and (iii) by the Distributor, the principal underwriter, will be maintained at its offices located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181.


ITEM 31.  MANAGEMENT SERVICES.

     Not applicable.

ITEM 32.  UNDERTAKINGS.

     Registrant hereby undertakes to furnish to each person to whom a prospectus is delivered a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

     Registrant hereby undertakes, if requested to do so by the holders of at least 10% of the Registrant's outstanding shares, to call a meeting of shareholders for the purpose of voting upon the question of removal of a trustee or trustees and to assist in communications with other shareholders as required by Section 16(c) of the Investment Company Act of 1940.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, VAN KAMPEN WORLD PORTFOLIO SERIES TRUST, hereby certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized in the City of Oakbrook Terrace and State of Illinois, on the 9th day of September, 1998.



                                          VAN KAMPEN WORLD PORTFOLIO

                                          SERIES TRUST

                                          By:     /s/ RONALD A. NYBERG
                                            ------------------------------------
                                            Ronald A. Nyberg, Vice President and
                                                          Secretary


     Pursuant to the requirements of the Securities Act of 1933, this Amendment to this Registration Statement has been signed on September 9, 1998 by the following persons in the capacities indicated:



                     SIGNATURES                                                TITLE
                     ----------                                                -----
            Principal Executive Officer:

              /s/ DENNIS J. MCDONNELL*                     President
-----------------------------------------------------
                 Dennis J. McDonnell

            Principal Financial Officer:

               /s/ EDWARD C. WOOD III*                     Vice President and Chief Financial Officer
-----------------------------------------------------
                 Edward C. Wood III

Trustees:

               /s/ J. MILES BRANAGAN*                      Trustee
-----------------------------------------------------
                  J. Miles Branagan

              /s/ RICHARD M. DEMARTINI*                    Trustee
-----------------------------------------------------
                Richard M. DeMartini

               /s/ LINDA HUTTON HEAGY*                     Trustee
-----------------------------------------------------
                 Linda Hutton Heagy

                /s/ R. CRAIG KENNEDY*                      Trustee
-----------------------------------------------------
                  R. Craig Kennedy

                 /s/ JACK E. NELSON*                       Trustee
-----------------------------------------------------
                   Jack E. Nelson

                 /s/ DON G. POWELL*                        Trustee
-----------------------------------------------------
                    Don G. Powell

               /s/ PHILLIP B. ROONEY*                      Trustee
-----------------------------------------------------
                  Phillip B. Rooney

                 /s/ FERNANDO SISTO*                       Trustee
-----------------------------------------------------
                   Fernando Sisto

                /s/ WAYNE W. WHALEN*                       Trustee
-----------------------------------------------------
                   Wayne W. Whalen

* Signed by Ronald A. Nyberg pursuant to a power of attorney filed herewith.

                /s/ RONALD A. NYBERG                                                   September 9, 1998
-----------------------------------------------------
                  Ronald A. Nyberg
                  Attorney-in-Fact

      SCHEDULE OF EXHIBITS TO POST-EFFECTIVE AMENDMENT NO. 15 TO FORM N-1A

             AS SUBMITTED TO THE SECURITIES AND EXCHANGE COMMISSION

                             ON SEPTEMBER 28, 1998



EXHIBIT
NUMBER                               EXHIBIT
-------                              -------
 (1)(b)    Second Certificate of Amendment
    (c)    Second Amended and Restated Certificate of Designation
 (4)(a)    Specimen Share Certificate Class A Shares
    (b)    Specimen Share Certificate Class B Shares
    (c)    Specimen Share Certificate Class C Shares
   (11)    Consent of PricewaterhouseCoopers LLP
   (16)    Computation of Performance Information
(17)(a)    List of certain investment companies in response to Item
           29(a)
    (b)    List of officers and directors of Van Kampen Funds Inc. in response to Item 29(b)
   (24)    Power of Attorney
   (27)    Financial Data Schedules